UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017—April 30, 2018

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2018
Vanguard Selected Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	8
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard Selected Value Fund returned –1.62%, behind the 2.55% return of its benchmark, the Russell Midcap Value Index, and the 2.65% average return of its mid-capitalization value fund peers.

• Value stocks trailed their growth counterparts for the period, while large- and small-cap stocks recorded generally similar returns.

• Each of the fund’s three advisors invests in the stocks of mid-cap companies they consider undervalued by the marketplace with solid prospects for recovery.

• Selected Value recorded negative returns in seven of the ten industry sectors it held investments in, and the fund trailed its benchmark counterparts in all ten sectors. Industrials, information technology, and health care detracted most from relative performance.

• Financials and energy contributed the most to the fund’s absolute returns, although the advisors’ stock holdings in those sectors weren’t advantageous.

Total Returns: Six Months Ended April 30, 2018
		Total
		Returns
Vanguard Selected Value Fund		-1.62%
Russell Midcap Value Index		2.55
Mid-Cap Value Funds Average		2.65
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.39%	1.15%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mid-Cap Value Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

3

Advisors’ Report

For the six months ended April 30, 2018, Vanguard Selected Value Fund returned –1.62%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 17, 2018.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

Over the six months, we saw a resumption of significant volatility created by uncertainties over geopolitics, interest rates, and economic growth. In periods like this, we still believe in focusing on longer-term

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	57	5,883	Conducts fundamental research on individual
Strauss, LLC			stocks exhibiting traditional value
			characteristics: price/earnings and price/book
			ratios below the market average and dividend
			yields above the market average.
Pzena Investment Management,	23	2,348	Uses a fundamental, bottom-up,
LLC			deep-value-oriented investment strategy. Seeks
			to buy good businesses at low prices, focusing
			exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Donald Smith & Co., Inc.	18	1,873	Conducts fundamental research on the lowest
			price-to-tangible book value companies.
			Research focuses on underlying quality of book
			value and assets, and on long-term earnings
			potential.
Cash Investments	2	181	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a cash position.

4

investment horizons and company fundamentals and try to take advantage of opportunities created by the volatility.

To this end, we still believe we are in a period of positive economic growth, modestly rising rates, and occasional political uncertainties. Therefore, we remain positioned to benefit from this outlook. It has led us to underweight areas of the market that tend to be more defensive but that should not hold up in a rising-rate environment with already stretched valuations. These areas are real estate, utilities, consumer staples, and telecommunication services, sometimes referred to as “the rust stocks.” This does lead us to be overweight in areas that will benefit from this environment, such as financials, consumer discretionary, materials, information technology, and industrials.

Markets appear to be priced for robust earnings growth, continued high profit margins, and the expected enactment of pro-growth policies. We believe that we are positioned appropriately to take advantage of value in the market and that we are past the point of maximum uncertainty, and we expect our performance to continue to recover and benefit from such an environment.

Furthermore, we believe that the most recent environment––a highly correlated, macro-driven bull market now in its eighth year––is turning in favor of differentiated stock selection and that our active management will reap the benefits.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal and Co-Chief Investment Officer John Flynn, Principal Ben Silver, CFA, CPA, Principal

U.S. equity markets continued their long bull market advance, though volatility in the period’s second half caused by rising interest rates and rumblings of a trade war muted the strong returns of the first half. Positions in financials and consumer discretionary drove our portion of the fund.

Financial holdings benefited from improving economic growth, the new tax law, and deregulation. This sector also showed strength across industries––as with Voya Financial, a life insurer; Regions Financial and Comerica, both regional banks; and Axis Capital, a property and casualty insurer. HPE, the server and networking products business spun out of Hewlett Packard, advanced amid strong earnings, robust sales growth, improved expectations, and plans to return $7 billion to shareholders over the next two years.

The main detractors were JELD-WEN (windows and doors) and Terex (cranes). JELD-WEN’s weakness derived from concerns over labor inflation and housing affordability in light of lower tax incentives and higher interest rates. Terex fell, along with the entire machinery industry, amid fears of margin pressure and greater competitive threats because of potential

5

steel tariffs imposed by the administration. We view the problems as temporary and continue to believe in the company’s value proposition.

A broadening opportunity set led us to trim holdings in financials and information technology, allowing us to add several new holdings in consumer discretionary, health care, and industrials. Two examples are MEDNAX and Carlisle Companies. Despite a long history of stable margins, MEDNAX—the leading provider of neonatal physician services—has seen earnings drop recently because of a lower number of births, an adverse payer mix, and cyclical wage inflation; we expect these factors to be offset by management actions and normalization in births.

Carlisle is an industrial conglomerate with strong positions in commercial roofing, aerospace components, and other businesses. Higher input costs and a challenging technology transition for in-flight entertainment systems have pressured earnings. The company is well-positioned to navigate these challenges and return to normal profitability. We sold our holdings in Lamar Advertising, Hilton Worldwide, and Validus Holdings (which was bought by AIG) as they approached fair value.

In a market that appears expensive, the spread in valuations between the cheapest and costliest stocks is among the widest in 50 years, leaving a broad set of opportunities for the portfolio. We are finding the best ones in financials, industrials, IT, and more recently health care.

Donald Smith & Co., Inc.

Portfolio Managers: Donald G. Smith, President and Chief Investment Officer

Richard L. Greenberg, CFA, Senior Portfolio Manager and Director of Research

The portfolio at the end of April continues to meet our criteria of owning a concentrated set of low price-to-tangible book value stocks with attractive long-term earnings potential. The portfolio currently sells at 113% of tangible book value and 8.2 times our estimate of “normalized” earnings. In contrast, the S&P 500 Index sells at 961% of tangible book value and 15.8 times normalized earnings.

Energy and information technology holdings were the top contributors, while financials and precious metals holdings were mixed. Homebuilders and airline/aircraft leasing companies largely detracted from performance. The biggest contributor was Micron Technology—also the largest holding in the portfolio—as it continued the appreciation it experienced in 2017 on good earnings and solid guidance amid strong memory-product prices.

WPX Energy was up more recently, catching up to the rise in oil prices that has taken place since mid-2017. XL Group rose significantly on the news that AXA had agreed to acquire it at $57.60 per share to create “the number one global property and casualty commercial lines insurer.” This also lifted the property and casualty insurance group more broadly and benefited Axis Capital.

6

Offsetting this was Air France, which has struggled with a union strike over pay. But even amid that uncertainty, Air France-KLM is still solidly profitable, and the recent resignation of the airline’s CEO may be a catalyst for both sides to eventually reach agreement. Insurance company Unum Group declined amid market worries about its exposure to long-term care liabilities. Aircraft leasing company AerCap also declined slightly, but we continue to like its capital deployment approach (that is, share buybacks), and air traffic remains strong.

We added to our holdings in Air France-KLM, Aspen Insurance, Axis Capital, IAMGOLD, and Taylor Morrison, while trimming our exposure in CNA Financial, JetBlue, Kinross Gold, Micron, Toll Brothers, Unum Group, WPX Energy, and XL Group. We sold out of our holdings in News Corp.

We initiated two new positions: Gold Fields and Sanmina. Gold Fields is a substantial gold producer that trades at a discount because of market concerns about its historically troubled South Deep mine in South Africa, but the company’s valuation is compelling even ignoring this mine, which can be viewed as a “free option.” Sanmina, an electronics manufacturing services supplier, differentiates itself with a low-volume/high-mix, high-value-added strategy; a vertically integrated model; and a high-margin components business.

Our largest industry weightings are airlines and aircraft leasing, precious metals, insurance, and technology.

7

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	860,548,560	28,473,629	96.8%
Emerson U. Fullwood	859,625,511	29,396,677	96.7%
Amy Gutmann	859,439,842	29,582,347	96.7%
JoAnn Heffernan Heisen	860,336,031	28,686,158	96.8%
F. Joseph Loughrey	860,411,988	28,610,200	96.8%
Mark Loughridge	860,924,717	28,097,471	96.8%
Scott C. Malpass	859,842,339	29,179,849	96.7%
F. William McNabb III	859,460,373	29,561,815	96.7%
Deanna Mulligan	860,984,342	28,037,846	96.8%
André F. Perold	850,692,197	38,329,992	95.7%
Sarah Bloom Raskin	860,331,311	28,690,878	96.8%
Peter F. Volanakis	860,652,393	28,369,796	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Selected Value Fund	151,178,502	6,836,844	9,360,357	32,091,283	75.8%

8

Selected Value Fund

Fund Profile
As of April 30, 2018

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	118	581	3,752
Median Market Cap	$9.2B	$12.9B	$66.1B
Price/Earnings Ratio	15.2x	17.2x	20.5x
Price/Book Ratio	1.6x	1.9x	2.9x
Return on Equity	11.2%	9.7%	15.0%
Earnings Growth
Rate	8.7%	7.1%	8.4%
Dividend Yield	1.9%	2.2%	1.8%
Foreign Holdings	13.1%	0.0%	0.0%
Turnover Rate
(Annualized)	32%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.39%	—	—
30-Day SEC Yield	1.56%	—	—
Short-Term Reserves	2.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	15.3%	11.6%	13.1%
Consumer Staples	1.8	3.8	6.3
Energy	8.4	8.9	6.0
Financials	26.5	21.0	15.1
Health Care	6.0	6.3	13.6
Industrials	17.4	11.6	10.5
Information Technology	10.6	6.5	23.8
Materials	6.9	5.5	3.3
Real Estate	2.4	13.7	3.7
Telecommunication
Services	0.0	0.6	1.7
Utilities	4.7	10.5	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.87	0.80
Beta	1.05	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Micron Technology Inc.	Semiconductors	2.5%
Willis Towers Watson
plc	Insurance Brokers	2.3
Axis Capital Holdings	Property & Casualty
Ltd.	Insurance	2.3
AerCap Holdings NV	Trading Companies &
	Distributors	2.3
KeyCorp	Regional Banks	2.2
Cigna Corp.	Managed Health
	Care	2.1
Cardinal Health Inc.	Health Care
	Distributors	2.0
Fifth Third Bancorp	Regional Banks	2.0
Spirit AeroSystems	Aerospace &
Holdings Inc.	Defense	1.8
Dollar General Corp.	General Merchandise
	Stores	1.8
Top Ten		21.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratio was 0.40%.

9

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	8.08%	11.43%	10.32%

See Financial Highlights for dividend and capital gains information.

10

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (14.8%)
	Dollar General Corp.	1,918,700	185,212
*	Norwegian Cruise
	Line Holdings Ltd.	3,109,240	166,251
	Advance Auto Parts
	Inc.	1,363,090	156,006
	Royal Caribbean
	Cruises Ltd.	1,433,294	155,068
	Whirlpool Corp.	951,300	147,404
*	Taylor Morrison
	Home Corp. Class A	3,989,443	94,789
^	Hanesbrands Inc.	5,128,952	94,732
	Adient plc	1,539,400	94,350
	Meredith Corp.	1,632,944	84,587
	L Brands Inc.	2,236,648	78,081
	Omnicom Group Inc.	991,174	73,010
*,^,2SeaWorld
	Entertainment Inc.	4,467,400	67,413
	Interpublic Group of
	Cos. Inc.	2,741,799	64,679
	News Corp. Class A	2,158,265	34,489
	Newell Brands Inc.	695,447	19,215
	Toll Brothers Inc.	98,920	4,170
			1,519,456
Consumer Staples (1.6%)
	Coca-Cola European
	Partners plc	3,754,923	147,193
	Kellogg Co.	337,425	19,874
			167,067
Energy (8.2%)
^	Vermilion Energy Inc.	5,440,500	183,943
	Devon Energy Corp.	5,015,600	182,217
2	Golar LNG Ltd.	5,342,908	171,774
	Murphy Oil Corp.	2,425,940	73,045
	TechnipFMC plc	1,648,322	54,329
*	WPX Energy Inc.	2,638,779	45,097
	Cenovus Energy Inc.	4,261,811	42,746

			Market
			Value•
		Shares	($000)
*,^	Chesapeake Energy
	Corp.	8,129,600	24,145
*	Noble Corp. plc	3,160,316	14,759
*	Rowan Cos. plc
	Class A	996,725	14,393
	Nabors Industries
	Ltd.	1,741,181	13,250
*	Superior Energy
	Services Inc.	1,120,132	12,019
	Baker Hughes a GE Co.	170,476	6,156
			837,873
Financials (25.6%)
	Willis Towers Watson
	plc	1,625,664	241,427
	Axis Capital Holdings
	Ltd.	4,002,615	234,954
	KeyCorp	11,103,225	221,176
	Fifth Third Bancorp	6,122,850	203,095
	Capital One Financial
	Corp.	1,585,600	143,687
	New York Community
	Bancorp Inc.	11,309,500	134,357
	FNB Corp.	9,396,300	122,152
	Navient Corp.	7,622,347	101,072
	Everest Re Group Ltd.	401,462	93,408
	FNF Group	2,489,000	91,670
	CNA Financial Corp.	1,796,069	90,630
	Voya Financial Inc.	1,605,205	84,032
	Regions Financial
	Corp.	4,105,725	76,777
	Unum Group	1,575,194	76,208
	Discover Financial
	Services	1,026,400	73,131
	Valley National
	Bancorp	5,308,100	66,617
	Leucadia National
	Corp.	2,562,295	61,598
	Aspen Insurance
	Holdings Ltd.	1,242,911	52,762

11

Selected Value Fund

			Market
			Value•
		Shares	($000)
	Element Fleet
	Management Corp.	12,459,100	47,063
*	SLM Corp.	3,960,300	45,464
	Invesco Ltd.	1,501,950	43,511
	Franklin Resources
	Inc.	1,287,762	43,320
	XL Group Ltd.	765,553	42,557
	Hanover Insurance
	Group Inc.	340,945	39,158
	Webster Financial
	Corp.	619,497	37,288
	Allstate Corp.	374,140	36,598
	Legg Mason Inc.	639,775	25,399
	Torchmark Corp.	279,434	24,238
	Hartford Financial
	Services Group Inc.	424,208	22,839
	Comerica Inc.	240,292	22,727
	MFA Financial Inc.	2,274,657	17,105
	Synovus Financial
	Corp.	253,611	13,256
*	Genworth Financial
	Inc. Class A	2,224,850	6,141
			2,635,417
Health Care (5.6%)
	Cigna Corp.	1,249,445	214,679
	Cardinal Health Inc.	3,284,755	210,783
*	Mylan NV	2,077,324	80,517
*	MEDNAX Inc.	1,150,225	52,807
	McKesson Corp.	122,713	19,169
			577,955
Industrials (16.8%)
*	AerCap Holdings NV	4,443,188	231,623
	Spirit AeroSystems
	Holdings Inc. Class A	2,350,107	188,878
	Stanley Black &
	Decker Inc.	1,262,500	178,757
	Owens Corning	2,282,802	149,501
	Johnson Controls
	International plc	4,103,364	138,981
*	Air France-KLM ADR	13,938,085	136,593
	Ryder System Inc.	1,706,421	115,064
	Nielsen Holdings plc	3,350,400	105,370
*	JetBlue Airways Corp.	4,453,257	85,458
	Dover Corp.	664,325	61,583
	Carlisle Cos. Inc.	571,327	61,549
*	JELD-WEN Holding
	Inc.	1,989,993	55,939
	Terex Corp.	1,176,904	42,981
	Actuant Corp. Class A	1,717,514	40,447
*	AECOM	1,101,235	37,927
	Snap-on Inc.	236,708	34,382
*	Avis Budget Group Inc.	692,631	34,223
	KBR Inc.	1,837,216	30,663
			1,729,919

			Market
			Value•
		Shares	($000)
Information Technology (9.9%)
*	Micron Technology
	Inc.	5,622,700	258,532
	Microchip Technology
	Inc.	2,211,000	184,972
	Versum Materials Inc.	3,791,401	133,382
	Total System Services
	Inc.	1,276,936	107,339
	Avnet Inc.	2,333,189	91,531
	Hewlett Packard
	Enterprise Co.	3,220,553	54,910
*	Anixter International
	Inc.	695,257	40,951
	Genpact Ltd.	1,016,327	32,411
*	Flex Ltd.	1,991,393	25,888
*	Celestica Inc.	2,081,919	23,942
*	Arrow Electronics Inc.	304,204	22,736
	Jabil Inc.	711,890	18,936
	HP Inc.	710,967	15,279
	Micro Focus
	International plc ADR	432,661	7,494
*	Sanmina Corp.	41,500	1,224
			1,019,527
Materials (6.7%)
*	Axalta Coating
	Systems Ltd.	5,409,900	167,166
*	Kinross Gold Corp.	36,321,300	140,927
	Yamana Gold Inc.	38,000,000	109,060
*	IAMGOLD Corp.	14,347,457	78,337
	Celanese Corp.
	Class A	680,346	73,933
^	CRH plc ADR	1,654,199	58,492
	Gold Fields Ltd. ADR	12,725,000	48,610
*,2	Brio Gold Inc.	7,361,783	14,793
			691,318
Real Estate (2.3%)
2	MGM Growth
	Properties LLC
	Class A	5,331,698	149,128
	GEO Group Inc.	1,606,450	36,145
	Realogy Holdings
	Corp.	1,286,639	31,921
	Hospitality Properties
	Trust	583,800	14,525
			231,719
Utilities (4.6%)
	Xcel Energy Inc.	3,952,196	185,121
	Pinnacle West
	Capital Corp.	2,282,360	183,730
	Edison International	1,181,254	77,396
	Avangrid Inc.	445,533	23,484
			469,731
Total Common Stocks
(Cost $7,734,237)			9,879,982

12

Selected Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (6.3%)[1]
Money Market Fund (6.2%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.886%	6,427,009	642,701

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
5	United States Treasury Bill,
	1.602%, 5/24/18	7,000	6,993
5	United States Treasury Bill,
	1.497%–1.633%, 6/14/18	1,200	1,197
5	United States Treasury Bill,
	1.509%, 6/21/18	800	798
5	United States Treasury Bill,
	1.541%, 6/28/18	130	130
5	United States Treasury Bill,
	1.934%, 10/11/18	1,300	1,288
			10,406
Total Temporary Cash Investments
(Cost $653,074)			653,107
Total Investments (102.4%)
(Cost $8,387,311)			10,533,089
Other Assets and Liabilities (-2.4%)
Other Assets			31,790
Liabilities [4]			(280,016)
			(248,226)
Net Assets (100%)
Applicable to 346,856,976 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			10,284,863
Net Asset Value Per Share			$29.65

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	9,487,280
Affiliated Issuers	1,045,809
Total Investments in Securities	10,533,089
Investment in Vanguard	566
Receivables for Investment
Securities Sold	20,133
Receivables for Accrued Income	6,483
Receivables for Capital Shares Issued	4,608
Total Assets	10,564,879
Liabilities
Payables for Investment Securities
Purchased	40,964
Collateral for Securities on Loan	208,075
Payables to Investment Advisor	5,699
Payables for Capital
Shares Redeemed	12,753
Payables to Vanguard	10,789
Variation Margin Payable—
Futures Contracts	1,712
Other Liabilities	24
Total Liabilities	280,016
Net Assets	10,284,863

13

Selected Value Fund

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,678,361
Undistributed Net Investment Income	39,941
Accumulated Net Realized Gains	429,430
Unrealized Appreciation (Depreciation)
Investment Securities	2,145,778
Futures Contracts	(8,647)
Net Assets	10,284,863

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $200,692,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 4.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $208,075,000 of collateral received for securities on loan.
5 Securities with a value of $9,311,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	1,419	187,805	(8,647)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	96,077
Dividends—Affiliated Issuers	526
Interest—Unaffiliated Issuers	64
Interest—Affiliated Issuers	4,313
Securities Lending—Net	534
Total Income	101,514
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,537
Performance Adjustment	534
The Vanguard Group—Note C
Management and Administrative	8,016
Marketing and Distribution	865
Custodian Fees	62
Shareholders’ Reports and Proxy	124
Trustees’ Fees and Expenses	8
Total Expenses	21,146
Expenses Paid Indirectly	(84)
Net Expenses	21,062
Net Investment Income	80,452
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	420,112
Investment Securities Sold—Affiliated Issuers	(113)
Futures Contracts	14,599
Foreign Currencies	18
Realized Net Gain (Loss)	434,616
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(752,852)
Investment Securities—Affiliated Issuers	82,704
Futures Contracts	(10,732)
Change in Unrealized Appreciation (Depreciation)	(680,880)
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,812)
1 Dividends are net of foreign withholding taxes of $1,197,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	80,452	147,219
Realized Net Gain (Loss)	434,616	910,522
Change in Unrealized Appreciation (Depreciation)	(680,880)	1,284,821
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,812)	2,342,562
Distributions
Net Investment Income	(135,374)	(160,953)
Realized Capital Gain[1]	(859,146)	(259,949)
Total Distributions	(994,520)	(420,902)
Capital Share Transactions
Issued	892,716	1,344,907
Issued in Lieu of Cash Distributions	917,398	390,140
Redeemed	(939,339)	(1,883,953)
Net Increase (Decrease) from Capital Share Transactions	870,775	(148,906)
Total Increase (Decrease)	(289,557)	1,772,754
Net Assets
Beginning of Period	10,574,420	8,801,666
End of Period[2]	10,284,863	10,574,420

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $74,529,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $39,941,000 and $94,845,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$33.15	$27.24	$28.15	$29.49	$28.07	$21.01
Investment Operations
Net Investment Income	. 236[1]	.449[1]	.527[1]	.478	.415	. 395
Net Realized and Unrealized Gain (Loss)
on Investments	(.626)	6.760	.030	(.245)	2.555	7.105
Total from Investment Operations	(.390)	7.209	.557	.233	2.970	7.500
Distributions
Dividends from Net Investment Income	(. 423)	(. 501)	(. 443)	(. 404)	(. 330)	(. 440)
Distributions from Realized Capital Gains	(2.687)	(.798)	(1.024)	(1.169)	(1.220)	—
Total Distributions	(3.110)	(1.299)	(1.467)	(1.573)	(1.550)	(.440)
Net Asset Value, End of Period	$29.65	$33.15	$27.24	$28.15	$29.49	$28.07

Total Return[2]	-1.62%	27.17%	2.20%	0.88%	11.02%	36.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,285	$10,574	$8,802	$9,663	$10,153	$7,019
Ratio of Total Expenses to
Average Net Assets[3]	0.40%	0.39%	0.35%	0.39%	0.41%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.47%	2.00%	1.62%	1.53%	1.70%
Portfolio Turnover Rate	32%	22%	27%	24%	18%	27%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.04)%, (0.02%), 0.01%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

18

Selected Value Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

19

Selected Value Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $534,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $566,000, representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2018, these arrangements reduced the fund’s management and administrative expenses by $72,000 and custodian fees by $12,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

20

Selected Value Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,879,982	—	—
Temporary Cash Investments	642,701	10,406	—
Futures Contracts—Liabilities[1]	(1,712)	—	—
Total	10,520,971	10,406	—
1 Represents variation margin on the last day of the reporting period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $8,387,311,000. Net unrealized appreciation of investment securities for tax purposes was $2,145,778,000, consisting of unrealized gains of $2,742,874,000 on securities that had risen in value since their purchase and $597,096,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2018, the fund purchased $1,857,118,000 of investment securities and sold $1,617,674,000 of investment securities, other than temporary cash investments.

21

Selected Value Fund

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	28,268	44,024
Issued in Lieu of Cash Distributions	29,479	13,370
Redeemed	(29,905)	(61,444)
Net Increase (Decrease) in Shares Outstanding	27,842	(4,050)

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Brio Gold Inc.	10,157	—	—	—	4,636	—	—	14,793
Golar LNG Ltd.	112,896	—	—	—	58,878	526	—	171,774
MGM Growth
Properties LLC
Class A	—	146,119	—	—	3,009	—	—	149,128
SeaWorld
Entertainment Inc.	NA1	—	—	—	16,127	—	—	67,413
Vanguard Market
Liquidity Fund	755,485	NA [2]	NA [2]	(113)	54	4,313	—	642,701
Total	878,538			(113)	82,704	4,839	—	1,045,809

1 Not applicable—at October 31, 2017, the issuer was not an affiliated company of the fund. 2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$983.82	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

24

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith & Co.), and Pzena Investment Management, LLC (Pzena). The board determined that renewing the advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued because of short-term disappointments. The advisor seeks to construct a portfolio with strict adherence to valuation factors, with below-average price/ earnings and price/book value ratios, and above-average current yields. Barrow Hanley has advised the fund since its inception in 1996.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-capitalization value portfolios. Donald Smith & Co. employs a strictly bottom-up approach, focusing on companies in the bottom decile of price-to-tangible-book value in the benchmark. The advisor uses fundamental analysis to invest in those companies that it considers to be inexpensive relative to their estimate of normalized earnings power and to have solid balance sheets and asset quality. Donald Smith & Co. has managed a portion of the fund since 2005.

25

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a deep value investment approach. Pzena uses in-depth fundamental research to identify companies that are temporarily underperforming their long-term earnings power. Companies are purchased when Pzena judges that: (1) the company’s problems are temporary; (2) management has a viable strategy to generate recovery; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena has managed a portion of the fund since 2014.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Barrow Hanley, Donald Smith & Co., or Pzena in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Donald Smith & Co., and Pzena. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

29

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062018

Semiannual Report | April 30, 2018
Vanguard Mid-Cap Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	8
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangements.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard Mid-Cap Growth Fund returned 7.58%. It surpassed its benchmark, the Russell Midcap Growth Index, and the average return of its mid-capitalization growth fund peers.

• Stocks advanced as the period opened, supported by improving economic data, solid corporate earnings, and new tax reform legislation. But as the half year progressed, investors’ inflation fears increased, causing stocks to decline.

• Value stocks trailed their growth counterparts, while large-cap stocks outpaced their small-cap peers.

• The industrial, health care, and energy sectors helped drive relative performance.

• Consumer staples and consumer discretionary stocks were among the biggest detractors from relative performance.

Total Returns: Six Months Ended April 30, 2018
		Total
		Returns
Vanguard Mid-Cap Growth Fund		7.58%
Russell Midcap Growth Index		5.16
Mid-Cap Growth Funds Average		5.54
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.36%	1.21%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mid-Cap Growth Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

3

Advisors’ Report

For the six months ended April 30, 2018, Vanguard Mid-Cap Growth Fund returned 7.58%. It outpaced its benchmark, the Russell Midcap Growth Index, and the average return of its mid-capitalization growth peer funds.

Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The fund’s advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that follows. The advisors have also prepared a discussion of the investment environment that existed during the six-month period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 11, 2018.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
RS Investments	49	2,073	RS Investments, a Victory Capital investment
			franchise, employs both fundamental analysis
			and quantitative screening in seeking to identify
			companies that the investment team believes
			will produce sustainable earnings growth over a
			multiyear horizon. Investment candidates
			typically exhibit some or all of the following key
			criteria: strong organic revenue growth,
			expanding margins and profitability, innovative
			products or services, defensible competitive
			advantages, growing market share, and
			experienced management teams.
William Blair Investment	48	2,047	Uses a fundamental investment approach in
Management, LLC			pursuit of superior long-term investment results
			from growth-oriented companies with
			leadership positions and strong market
			presence.
Cash Investments	3	127	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

4

RS Investments

Portfolio Managers:

D. Scott Tracy, CFA, Chief Investment Officer

Stephen J. Bishop

Melissa Chadwick-Dunn

Christopher W. Clark, CFA

U.S. equity markets were positive but mixed for the half year ended April 30, 2018. Mid-cap growth stocks, as measured by the Russell Midcap Growth Index, outperformed value-oriented mid-caps, as measured by the Russell Midcap Value Index. Underlying fundamentals were strong. Earnings were higher than expected for all styles and market caps, driven by strong economic growth, the largest corporate tax cuts in decades, and solid execution.

However, the six-month time frame was really a tale of two very different periods. The Russell Midcap Growth Index returned almost 10% for the three months ended January 31. An uptick in volatility arrived in February, driven in part by increased expectations for interest rate hikes under new Federal Reserve Chairman Jerome Powell. Other factors included uncertainty surrounding trade policy following the threat of tariffs and the potential for a trade war with China.

Markets also grew concerned about the possibility of increased regulation for some of the largest technology companies after it emerged that they may have been collecting more user data than previously thought. This resulted in negative performance for the Russell Midcap Growth Index for the three months ended April 30.

Sector returns for our portion of the portfolio were mixed. Stock selection in information technology, consumer staples, consumer discretionary, and real estate weighed on returns. But selection in health care, industrials, materials, energy, and financials was positive.

The underperformance in information technology was led by software and services holding Euronet Worldwide. Euronet provides electronic payment and transaction processing solutions for financial institutions, retailers, service providers, and individual consumers.

We purchased the stock because of the high barriers to entry in each of the company’s three core segments (ATM, ePay, and money transfer), its strong management team, and the opportunity it had to expand its profit margins through expense management. It declined following concerns that the European Union would effectively cap ATM charges for customers traveling abroad. Although this would affect the company’s future earnings, we felt the reaction was overblown based on the likely timeline of the regulation’s implementation (2023) and the relative size of the business. As a result, we continue to hold Euronet.

5

Health care was the top-performing sector, led by pharmaceutical and biotechnology stocks and life-sciences holding bluebird bio. Bluebird has focused on developing gene therapies that target “orphan diseases,” conditions that affect small, underserved but high-need populations. The company’s technology uses an HIV-1 virus, lentivirus, to modify genes and correct a patient’s abnormal stem cells. These cells are then reintroduced into a patient’s bone marrow via transplant, where they produce properly functioning daughter cells to correct the disorder. In late 2017, bluebird bio shared strong results for its ongoing Phase 1 therapy study in late-stage, relapsed multiple myeloma. We believe the company is in the early stages of its potential, and we continue to hold the position.

William Blair Investment Management, LLC

Portfolio Managers: Robert C. Lanphier, Partner David Ricci, CFA, Partner Dan Crowe, CFA, Partner

The equity market as measured by the Russell Midcap Growth Index advanced from November to January, supported by improving economic data and solid corporate earnings growth. Further bolstering investor optimism was the reduction of the U.S. corporate statutory tax rate in December.

However, the market weakened and volatility spiked after inflationary fears arose in late January as the future ramifications of a tight labor market weighed on investors’ minds. Companies generally reported strong financial results and economic data was mostly positive for the first half of the period, but the Russell Midcap Growth Index posted declines from February to April.

Our performance was driven by a combination of strong stock selection and our investment style. After trailing modestly in the first half of the period, our strategy added significant value beginning in February when the market turned negative. As investors digested the inflation-related cost pressures on businesses, our higher and more sustainable growth bias, which leads us to companies with value-added products and services and flexible pricing, was helpful.

Stock selection was strong in most sectors. The top contributors were industrials, including Copart and Verisk Analytics; health care, including ABIOMED; and information technology, including Red Hat. The best performer was Copart, an auction platform for salvage vehicles. It benefited from higher volumes of newer and more expensive cars as insurers chose to scrap vehicles sooner because of the rising cost of repairs. This was a key component of our investment thesis.

6

Shares of Red Hat, an open-source software provider, advanced on strong demand for Red Hat Linux and the company’s cloud-based solutions. We believe the firm will continue to benefit from the massive shift in enterprise IT architectures to Linux-based operating systems, for which it provides support, services, and other products.

Domino’s Pizza was also among the period’s standouts, but in aggregate, stock selection in the consumer discretionary sector detracted from results. Notable laggards included Newell Brands, CarMax, and Mohawk Industries.

Newell Brands, a diversified consumer and commercial products company, underperformed in part because of a challenging retail environment. Its 2016 acquisition of Jarden also proved to be more complex than anticipated. Other large detractors included Ball and Coherent.

Ball provides metal packaging for beverages, foods, and household products. Its share price weakness was primarily due to a drop in North American beverage can sales in late 2017 as hurricanes resulted in lost production.

Looking forward, we continue to focus on identifying quality growth businesses at attractive valuations. The economic recovery following the global financial crisis began almost nine years ago, and we are entering a period of unprecedented late-cycle fiscal stimulus. Although the effect of this stimulus remains to be seen, we believe it is in our clients’ best interest for us to concentrate on bottom-up, fundamental analysis. We believe purchasing companies with durable growth drivers that are underappreciated by other investors will allow us to outperform in a variety of economic scenarios and over the long term.

7

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	860,548,560	28,473,629	96.8%
Emerson U. Fullwood	859,625,511	29,396,677	96.7%
Amy Gutmann	859,439,842	29,582,347	96.7%
JoAnn Heffernan Heisen	860,336,031	28,686,158	96.8%
F. Joseph Loughrey	860,411,988	28,610,200	96.8%
Mark Loughridge	860,924,717	28,097,471	96.8%
Scott C. Malpass	859,842,339	29,179,849	96.7%
F. William McNabb III	859,460,373	29,561,815	96.7%
Deanna Mulligan	860,984,342	28,037,846	96.8%
André F. Perold	850,692,197	38,329,992	95.7%
Sarah Bloom Raskin	860,331,311	28,690,878	96.8%
Peter F. Volanakis	860,652,393	28,369,796	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Mid-Cap Growth Fund	85,223,787	4,027,034	2,856,741	12,340,861	81.6%

8

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2018

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	111	420	3,752
Median Market Cap	$12.0B	$14.4B	$66.1B
Price/Earnings Ratio	30.1x	25.6x	20.5x
Price/Book Ratio	5.0x	5.3x	2.9x
Return on Equity	15.6%	19.0%	15.0%
Earnings Growth
Rate	18.7%	13.2%	8.4%
Dividend Yield	0.6%	1.0%	1.8%
Foreign Holdings	0.9%	0.0%	0.0%
Turnover Rate
(Annualized)	70%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.36%	—	—
30-Day SEC Yield	0.40%	—	—
Short-Term Reserves	2.3%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	17.5%	17.4%	13.1%
Consumer Staples	2.4	4.0	6.3
Energy	2.8	2.5	6.0
Financials	8.6	7.5	15.1
Health Care	15.4	13.1	13.6
Industrials	18.7	17.2	10.5
Information
Technology	28.6	29.0	23.8
Materials	4.8	5.8	3.3
Real Estate	1.1	3.2	3.7
Telecommunication
Services	0.0	0.2	1.7
Utilities	0.1	0.1	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.93	0.85
Beta	0.97	0.99
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Progressive Corp.	Property & Casualty
	Insurance	2.5%
Vail Resorts Inc.	Leisure Facilities	2.0
Worldpay Inc.	Data Processing &
	Outsourced Services	1.9
Ultimate Software Group
Inc.	Application Software	1.9
BWX Technologies Inc.	Aerospace &
	Defense	1.9
Red Hat Inc.	Systems Software	1.9
Ulta Beauty Inc.	Specialty Stores	1.7
East West Bancorp Inc.	Regional Banks	1.7
Copart Inc.	Diversified Support
	Services	1.7
Six Flags Entertainment
Corp.	Leisure Facilities	1.7
Top Ten		18.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratio was 0.36%.

9

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	19.64%	11.27%	9.93%

See Financial Highlights for dividend and capital gains information.

10

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (16.8%)
	Vail Resorts Inc.	365,292	83,765
*	Ulta Beauty Inc.	295,462	74,134
	Six Flags
	Entertainment Corp.	1,112,932	70,382
	Ross Stores Inc.	787,800	63,694
	Domino’s Pizza Inc.	183,700	44,406
	Tiffany & Co.	407,540	41,907
	Hilton Worldwide
	Holdings Inc.	521,150	41,087
	Wendy’s Co.	2,450,025	41,013
*	Live Nation
	Entertainment Inc.	988,000	38,996
*	CarMax Inc.	542,600	33,913
*	Burlington Stores Inc.	228,587	31,054
*	Norwegian Cruise
	Line Holdings Ltd.	570,900	30,526
*	Dollar Tree Inc.	306,030	29,345
*	Mohawk Industries Inc.	94,500	19,834
	Aptiv plc	225,500	19,073
	Yum China Holdings
	Inc.	419,670	17,945
	Brunswick Corp.	279,373	16,729
*	TopBuild Corp.	187,230	14,922
			712,725
Consumer Staples (2.2%)
	Pinnacle Foods Inc.	851,780	51,447
	Ingredion Inc.	166,670	20,182
	Conagra Brands Inc.	540,300	20,029
			91,658
Energy (2.6%)
*	Concho Resources Inc.	295,047	46,384
*	Parsley Energy Inc.
	Class A	1,185,600	35,604
*	Diamondback Energy
	Inc.	223,621	28,724
			110,712

Financials (8.0%)
	Progressive Corp.	1,729,500	104,272
	East West Bancorp
	Inc.	1,070,540	71,319
*	Western Alliance
	Bancorp	662,306	39,063
	Cboe Global Markets
	Inc.	263,200	28,104
*	SVB Financial Group	84,690	25,374
	MSCI Inc. Class A	139,600	20,916
	Intercontinental
	Exchange Inc.	252,717	18,312
*	LendingTree Inc.	76,110	18,145
	Ameriprise Financial
	Inc.	116,710	16,364
			341,869
Health Care (14.8%)
	Zoetis Inc.	706,000	58,937
*	Illumina Inc.	226,770	54,636
*	Veeva Systems Inc.
	Class A	540,712	37,920
*	Centene Corp.	333,487	36,210
*	WellCare Health
	Plans Inc.	169,820	34,840
	Encompass Health
	Corp.	541,500	32,934
*	ABIOMED Inc.	104,700	31,510
*	Align Technology Inc.	123,144	30,768
	Teleflex Inc.	108,400	29,038
*	Bluebird Bio Inc.	159,330	27,110
*	Charles River
	Laboratories
	International Inc.	258,600	26,944
	Cooper Cos. Inc.	105,969	24,236
*	Intuitive Surgical Inc.	53,737	23,686
*	Exact Sciences Corp.	472,910	23,650
	West Pharmaceutical
	Services Inc.	266,979	23,550

11

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	Edwards Lifesciences
	Corp.	173,162	22,054
*	Neurocrine
	Biosciences Inc.	263,470	21,362
*	BioMarin
	Pharmaceutical Inc.	247,662	20,682
*	IDEXX Laboratories
	Inc.	103,200	20,071
*	Mettler-Toledo
	International Inc.	32,200	18,030
*	BeiGene Ltd. ADR	94,830	16,081
*	Sage Therapeutics Inc.	103,570	14,906
			629,155
Industrials (18.0%)
	BWX Technologies Inc.	1,175,051	79,668
*	Copart Inc.	1,382,300	70,608
*	Verisk Analytics Inc.
	Class A	641,700	68,309
*	CoStar Group Inc.	179,647	65,869
	Equifax Inc.	413,565	46,340
*	Middleby Corp.	357,800	45,026
	Knight-Swift
	Transportation
	Holdings Inc.	1,150,520	44,882
	Fortive Corp.	554,100	38,959
	Xylem Inc.	492,200	35,881
	Hexcel Corp.	532,370	35,387
	Wabtec Corp.	376,700	33,455
	Parker-Hannifin Corp.	196,710	32,382
*	United Rentals Inc.	174,470	26,170
*	TransUnion	398,317	25,855
*	Gardner Denver
	Holdings Inc.	815,620	25,798
	Roper Technologies
	Inc.	93,050	24,583
*	Teledyne Technologies
	Inc.	130,880	24,486
*	XPO Logistics Inc.	210,910	20,492
	AO Smith Corp.	300,310	18,424
			762,574
Information Technology (27.4%)
*	Worldpay Inc. Class A	1,016,329	82,546
*	Ultimate Software
	Group Inc.	341,470	81,926
*	Red Hat Inc.	483,340	78,813
*	GoDaddy Inc. Class A	1,061,139	68,507
	Microchip Technology
	Inc.	769,682	64,392
*	WEX Inc.	378,150	61,230
	Global Payments Inc.	532,027	60,146

*	Black Knight Inc.	1,189,378	57,863
	Booz Allen Hamilton
	Holding Corp. Class A	1,208,133	47,878
*	Euronet Worldwide Inc.	605,461	47,293
	Marvell Technology
	Group Ltd.	2,051,560	41,154
*	Guidewire Software
	Inc.	455,400	38,536
*	ServiceNow Inc.	220,140	36,574
	Lam Research Corp.	195,538	36,186
*	Take-Two Interactive
	Software Inc.	358,970	35,793
	Maxim Integrated
	Products Inc.	633,030	34,500
	LogMeIn Inc.	297,200	32,751
*	Akamai Technologies
	Inc.	418,600	29,993
*	Tyler Technologies Inc.	128,600	28,153
	TE Connectivity Ltd.	270,200	24,791
*	Wix.com Ltd.	290,210	23,870
*	Yelp Inc. Class A	510,690	22,904
	Analog Devices Inc.	258,300	22,563
	Activision Blizzard Inc.	324,042	21,500
	j2 Global Inc.	259,300	20,583
*	Trimble Inc.	589,060	20,382
	Western Digital Corp.	168,080	13,243
	Dropbox Inc. Class A	405,552	12,211
*	Square Inc.	192,490	9,113
*	Coherent Inc.	48,100	8,091
			1,163,485
Materials (4.6%)
	Ball Corp.	1,427,200	57,217
	Vulcan Materials Co.	317,400	35,450
	Celanese Corp.
	Class A	316,000	34,340
	Chemours Co.	556,730	26,951
	Steel Dynamics Inc.	459,320	20,582
*	Axalta Coating
	Systems Ltd.	641,800	19,832
			194,372
Other (0.3%)
2	Vanguard Mid-Cap
	Growth ETF	100,223	12,881

Real Estate (0.9%)
*	SBA Communications
	Corp. Class A	252,500	40,458
Total Common Stocks
(Cost $3,178,982)			4,059,889

12

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.9%)[1]
Money Market Fund (4.7%)
3	Vanguard Market
	Liquidity Fund,
	1.886%	1,988,464	198,846

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.2%)
4	United States Treasury Bill,
	1.398%, 5/3/18	1,300	1,300
4	United States Treasury Bill,
	1.446%, 5/31/18	2,610	2,607
4	United States Treasury Bill,
	1.509%, 6/21/18	750	748
4	United States Treasury Bill,
	1.941%, 9/27/18	500	496
4	United States Treasury Bill,
	1.887%–1.946%, 10/4/18	5,500	5,454
			10,605
Total Temporary Cash Investments
(Cost $209,411)			209,451
Total Investments (100.5%)
(Cost $3,388,393)			4,269,340
Other Assets and Liabilities (-0.5%)
Other Assets			115,976
Liabilities [4]			(138,705)
			(22,729)
Net Assets (100%)
Applicable to 154,095,564 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			4,246,611
Net Asset Value Per Share			$27.56

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,057,613
Affiliated Issuers	211,727
Total Investments in Securities	4,269,340
Investment in Vanguard	235
Receivables for Investment
Securities Sold	99,013
Receivables for Accrued Income	1,079
Receivables for Capital Shares Issued	5,191
Other Assets	10,458
Total Assets	4,385,316
Liabilities
Payables for Investment
Securities Purchased	45,785
Payables to Investment Advisor	1,727
Payables for Capital Shares Redeemed	83,591
Payables to Vanguard	5,010
Variation Margin Payable—
Futures Contracts	2,592
Total Liabilities	138,705
Net Assets	4,246,611

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,076,333
Undistributed Net Investment Income	1,081
Accumulated Net Realized Gains	288,912
Unrealized Appreciation (Depreciation)
Investment Securities	880,947
Futures Contracts	(662)
Net Assets	4,246,611

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $5,588,000 and cash of $2,711,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

13

Mid-Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	494	65,381	(567)
E-mini S&P Mid-Cap 400 Index	June 2018	253	47,364	(95)
				(662)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	15,969
Dividends—Affiliated Issuers	46
Interest—Unaffiliated Issuers	30
Interest—Affiliated Issuers	1,201
Securities Lending—Net	23
Total Income	17,269
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,327
Performance Adjustment	(1,012)
The Vanguard Group—Note C
Management and Administrative	4,088
Marketing and Distribution	360
Custodian Fees	26
Shareholders’ Reports and Proxy	49
Trustees’ Fees and Expenses	4
Total Expenses	7,842
Expenses Paid Indirectly	(100)
Net Expenses	7,742
Net Investment Income	9,527
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	289,487
Investment Securities Sold—Affiliated Issuers	(43)
Futures Contracts	2,381
Realized Net Gain (Loss)	291,825
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	15,999
Investment Securities—Affiliated Issuers	430
Futures Contracts	(3,107)
Change in Unrealized Appreciation (Depreciation)	13,322
Net Increase (Decrease) in Net Assets Resulting from Operations	314,674

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,527	15,976
Realized Net Gain (Loss)	291,825	334,086
Change in Unrealized Appreciation (Depreciation)	13,322	492,259
Net Increase (Decrease) in Net Assets Resulting from Operations	314,674	842,321
Distributions
Net Investment Income	(14,941)	(27,123)
Realized Capital Gain	(130,422)	—
Total Distributions	(145,363)	(27,123)
Capital Share Transactions
Issued	367,658	471,816
Issued in Lieu of Cash Distributions	140,921	26,277
Redeemed	(670,961)	(1,053,660)
Net Increase (Decrease) from Capital Share Transactions	(162,382)	(555,567)
Total Increase (Decrease)	6,929	259,631
Net Assets
Beginning of Period	4,239,682	3,980,051
End of Period[1]	4,246,611	4,239,682

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,081,000 and $6,495,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.51	$21.75	$24.88	$26.40	$25.72	$20.95
Investment Operations
Net Investment Income	. 060[1]	.093[1]	.147[2]	.064 [3]	.045	.048
Net Realized and Unrealized Gain (Loss)
on Investments	1.913	4.817	(1.437)	1.625	3.134	5.965
Total from Investment Operations	1.973	4.910	(1.290)	1.689	3.179	6.013
Distributions
Dividends from Net Investment Income	(. 095)	(.150)	(. 070)	(. 038)	(. 007)	(. 075)
Distributions from Realized Capital Gains	(.828)	—	(1.770)	(3.171)	(2.492)	(1.168)
Total Distributions	(.923)	(.150)	(1.840)	(3.209)	(2.499)	(1.243)
Net Asset Value, End of Period	$27.56	$26.51	$21.75	$24.88	$26.40	$25.72

Total Return[4]	7.58%	22.69%	-5.49%	6.68%	13.42%	30.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,247	$4,240	$3,980	$4,317	$3,319	$2,837
Ratio of Total Expenses to
Average Net Assets[5]	0.36%	0.36%	0.36%	0.43%	0.46%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.44%	0.39%	0.64%[2]	0.25%[3]	0.16%	0.19%
Portfolio Turnover Rate	70%	118%	91%	93%	82%	83%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.08%, respectively, resulting from a special dividend from TransDigm Group in October 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd. in February 2015.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.04%), (0.01%), (0.02%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

18

Mid-Cap Growth Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Victory Capital Management Inc., through its RS Investments franchise, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of RS Investments is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2017. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years.

19

Mid-Cap Growth Fund

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $1,012,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $235,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2018, these arrangements reduced the fund’s expenses by $100,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,059,889	—	—
Temporary Cash Investments	198,846	10,605	—
Futures Contracts—Liabilities[1]	(2,592)	—	—
Total	4,256,143	10,605	—
1 Represents variation margin on the last day of the reporting period.

20

Mid-Cap Growth Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of the fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $3,388,393,000. Net unrealized appreciation of investment securities for tax purposes was $880,947,000, consisting of unrealized gains of $928,889,000 on securities that had risen in value since their purchase and $47,942,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2018, the fund purchased $1,449,333,000 of investment securities and sold $1,775,915,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	13,425	19,783
Issued in Lieu of Cash Distributions	5,324	1,160
Redeemed	(24,580)	(43,995)
Net Increase (Decrease) in Shares Outstanding	(5,831)	(23,052)

I. Transactions during the period in investments where the issuer is another member of
The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	213,537	NA1	NA1	(43)	23	1,201	—	198,846
Vanguard Mid-Cap
Growth ETF	12,474	—	—	—	407	46	—	12,881
Total	226,011	—	—	(43)	430	1,247	—	211,727

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,075.83	$1.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

23

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory arrangements with Victory Capital Management Inc. (Victory Capital) and William Blair & Company, L.L.C. (William Blair & Company). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Victory Capital. Victory Capital, a wholly owned subsidiary of Victory Capital Holdings, Inc., is a multi-boutique asset manager. It is comprised of multiple investment teams, referred to as investment franchises, each of which uses an independent approach to investing. RS Investments, founded in 1986, is the franchise responsible for the day-to-day management of a portion of Mid-Cap Growth Fund. RS Investments uses fundamental research to identify companies with sustainable growth trajectories. Risk management is integrated into the team’s process to mitigate the negative impact of any position. Victory Capital, through its RS Investments franchise, has managed a portion of the fund since 2016.

William Blair & Company. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm. It uses in-depth fundamental research to identify quality growth companies that can sustain an above-average growth rate for a longer period than the market expects. The team focuses on businesses with durable franchises, sustainable competitive advantages and business models, solid balance sheets, high returns on invested capital, and quality management teams. The team also analyzes relative valuation in comparison with historical averages, the market, and industry peers. William Blair & Company has managed a portion of the fund since 2006.

The board concluded that the advisors’ experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

24

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Victory Capital or William Blair & Company in determining whether to approve the advisory fees because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Victory Capital and William Blair & Company. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

28

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Connect with Vanguard® > vanguard.com	Valley Forge, PA 19482-2600

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062018

Semiannual Report | April 30, 2018
Vanguard International Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	9
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard International Explorer Fund returned 4.49%. It trailed the 5.58% return of its benchmark, the S&P EPAC SmallCap Index, and nearly equaled the 4.53% average return of its peers.

• The fund’s advisors invest in smaller companies—mostly from the developed regions of Europe and the Pacific—that they believe have strong long-term growth prospects.

• Relative to its benchmark, the fund’s underperformance stemmed from its allocation across regions. An overweighted exposure to emerging markets detracted most. Stock selection was broadly muted; strong selection in emerging markets was mostly overriden by negative selection in European and Pacific stocks.

• From a sector standpoint, the fund lagged its benchmark in six of eleven sectors.

Negative positioning in five sectors hindered performance most. Security selection modestly detracted from relative performance; weak selection in industrials more than offset positive selection in consumer discretionary stocks.

Total Returns: Six Months Ended April 30, 2018
		Total
		Returns
Vanguard International Explorer Fund		4.49%
S&P EPAC SmallCap Index		5.58
International Small-Cap Funds Average		4.53
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.38%	1.52%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Small-Cap Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

3

Advisors’ Report

For the six months ended April 30, 2018, Vanguard International Explorer Fund returned 4.49%. Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on May 23, 2018.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	57	2,630	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic
			factors while focusing primarily on
			company-specific factors, including a
			company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s
			securities compared with those of other
			companies and the market as a whole.
Wellington Management	25	1,143	The advisor employs a traditional, bottom-up
Company LLP			approach that is opportunistic in nature, relying
			on global and regional research resources to
			identify both growth-oriented and neglected or
			misunderstood companies.
TimesSquare Capital	14	642	The advisor employs a quality growth
Management, LLC			philosophy that is based on the premise that a
			skilled research team—emphasizing
			management quality, superior business models,
			and valuation—contributes to a diversified
			portfolio that will generate superior
			risk-adjusted returns over the long term.
Cash Investments	4	162	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor also may
			maintain a modest cash position.

4

Schroder Investment Management North America Inc.

Portfolio Manager: Matthew F. Dobbs, Head of Global Small Companies

International small-company stocks gained over the period despite a degree of volatility in the latter months. Uncertainty arose from concerns about less uniformly positive leading indicators of economic activity (particularly in Europe), the course of interest rates, and rising trade tensions. The annual corporate results season revealed good progress but provided few positive surprises following generally optimistic expectations.

Smaller companies outpaced their larger peers for the six months. Their performance was aided in continental Europe and Japan by their more domestic focus because of firmness in both the euro and the yen versus the U.S. dollar.

Strong stock selection in Japan was offset by shortfalls in the United Kingdom and somewhat muted returns from the portfolio’s emerging-market holdings. The biggest single detractor in the United Kingdom was Micro Focus International, which disclosed very disappointing progress after the integration of a sizable acquisition and the departure of key management. Retailers including Superdry and Dunelm had smaller negative impacts.

Although emerging-market holdings were positive overall, they generally lagged the returns of developed markets. One notable detractor was L.P.N. Development, a Thai real estate developer.

Stock selection in Japan was most positive in the information technology sector, including Digital Garage, Kakaku.com, and OBIC Business Consultants. Other contributors included the specialty chemical group Kureha; POLA Orbis, on new product momentum; and Tokai Tokyo Financial, reflecting strong results and a hike in shareholder returns. The auto parts sector was generally weak because of concern over global auto sales and a stronger yen.

Although small-capitalization valuations are within comfortable ranges, they have substantially outperformed large-caps for an extended period. They are now at the upper end of their narrow range versus large-caps that has persisted for the last 15 years. We are agnostic as to whether small-caps in aggregate can continue to grow faster than their larger peers. We believe the best policy is to remain focused on good-quality companies with superior characteristics and relatively visible earnings growth. Strong balance sheets will be key if interest rates are really on the rise.

5

Wellington Management Company llp

Portfolio Manager:

Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager

International small-cap equities returned 5.58% (as measured by the S&P EPAC SmallCap Index) amid a sharp correction in global markets and a large spike in volatility. This was initially triggered by concerns about escalating U.S. inflation risks. Fears of a global trade war further unsettled the markets after U.S. President Donald Trump imposed stiff tariffs on steel and aluminum. He then announced plans to implement tariffs on Chinese imports and enacted tighter restrictions on acquisitions and technology transfers.

Our portion of the fund benefited from stock selection in health care, energy, industrials, and telecommunication services. However, positive results were offset by weaker selection in information technology, financials, consumer staples, and materials. At a regional level, selection in Japan and continental Europe, particularly Switzerland, detracted from relative returns, while selection in China, the United Kingdom, and Asia excluding Japan contributed positively. An underweighted exposure to Europe, especially Sweden and Switzerland, also helped.

The largest detractors from relative performance during the period included ams AG, Toyo Tire & Rubber, and OVS. Austria-based ams AG is the market leader in analog sensor chips and is part of Apple’s supply chain. The company missed first-quarter earnings and reported poor topline guidance for the second quarter. Additionally, weak iPhone X sales at the end of 2017 led to a sell-off of many of Apple’s supply-chain stocks. We maintained our position because we believe that the market underappreciates the company’s ability to improve returns on capital. It has room to expand beyond its role as a supplier to Apple through exposure to Chinese competitors and increasing market share with existing customers.

Japan-based Toyo Tire & Rubber’s stock sold off in November and again later in the period following weak earnings and 2018 guidance. The company took higher-than-expected extraordinary losses for the recall of earthquake shock absorbers in the fourth quarter of 2017. We view the core business favorably and think the market is taking a short-term stance that ignores opportunities for margin expansion and increased market share.

The stock price of Italian apparel retailer OVS declined relative to the European sector in part because of the struggling apparel industry. Italy’s political problems also detracted from the overall market’s attractiveness. We believe the company will grow sales and margins as it integrates a well-conceived acquisition of Switzerland-based retail firm Charles Voegele and expands its reach in Italy and Europe. We continue to hold the stock.

6

Top contributors to relative performance included China-based BeiGene, Norway-based Kongsberg, and Australia-based Toxfree Solutions. BeiGene, a leading biotechnology company that develops cancer drugs for global markets, is executing well and has several ongoing registrational trials. Its stock was up 72% in the first quarter after rallying 225% in 2017. We have trimmed our position into strength as it has approached the upper end of our market-cap range.

Kongsberg delivers technology systems and solutions to clients in the oil and gas, merchant marine, defense, and aerospace industries. The company benefited from a number of large contracts over the period—one from the U.S. army in December and two related to the production of F-35 joint strike fighter aircraft in February. In March, it signed a cooperation agreement with Qatar for long-term technology development programs.

Toxfree is a waste management and industrial services provider. During the period, Cleanaway Waste Management, an Australian competitor, announced its acquisition of the company for a 21% premium. Toxfree has been in the portfolio since the end of 2012, and this event provided a great opportunity to exit the position.

At the end of the period, we were most overweighted in the industrial and health care sectors relative to the benchmark. We were most underweighted in real estate and information technology. On a regional basis, Japan was our greatest overweight, and we were most underweighted in emerging markets, Europe, and Asia excluding Japan. We continue to look for high-quality companies that have been neglected by the market and offer attractive investment opportunities.

TimesSquare Capital Management, LLC

Portfolio Manager: Magnus S. Larsson, Director and Head of International Equities

The last six months have been characterized by a heightened focus on the changing rates regime, inflation, increased market volatility, and mounting concerns about global trade wars. Despite various headwinds, global economic growth remains synchronized and supportive for earnings growth. On a relative basis, contributions were strongest from our holdings in Japan and Europe, while the Asia-Pacific region excluding Japan detracted. Consumer discretionary and industrials were our strongest sectors.

7

Asia-Pacific weakness resulted from stock selection in Australia. IPH, a provider of intellectual property management services, experienced softer patent filing in Australia and New Zealand and weaker-than-expected contributions from its acquisitions. Challenger, an Australian provider of annuities and fixed income products, retreated because of uncertainty over new Department of Social Services rules that could temporarily hinder annuity sales.

In Europe, U.K. funeral services provider Dignity detracted when its lower price strategy for “simple” funerals implied cannibalization of core, higher-margin “traditional” services. Shares of RPC, a leader in the design and manufacturing of rigid plastic packaging, weakened in light of uncertainties about management’s ability to deliver strong short-term results.

Our top performers hailed from Japan and Italy. In Japan, discount store operator Don Quijote bought a 40% stake in Uny, giving it easy access to premier location sites for its large-format stores. The company is well-positioned to continue its outstanding record of 20 years of uninterrupted growth.

Nihon M&A Center is a boutique advisory firm specializing in merger and acquisition intermediary services for small to midsize companies and a structural beneficiary of Japan’s aging/retiring population. Shares moved higher on the company’s strengthening pipeline of deals. Horiba, a leading manufacturer of measuring instruments, experienced strong sales of automotive emissions analyzers and robust demand from global semiconductor production equipment manufacturers.

In Italy, FinecoBank, an online financial services firm, benefited from the wealth management and financial technology needs shaping the Italian banking industry. Amplifon, a global specialty retailer for hearing aids, gained from the structural growth and adoption of its products.

Our strong valuation discipline enabled the portfolio to profit from some of its strongest contributors, particularly in Italy and Japan. As bottom-up active investors, we continue to seek opportunities that stand apart from broad market movements with companies capable of sustained stable growth in most environments.

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	860,548,560	28,473,629	96.8%
Emerson U. Fullwood	859,625,511	29,396,677	96.7%
Amy Gutmann	859,439,842	29,582,347	96.7%
JoAnn Heffernan Heisen	860,336,031	28,686,158	96.8%
F. Joseph Loughrey	860,411,988	28,610,200	96.8%
Mark Loughridge	860,924,717	28,097,471	96.8%
Scott C. Malpass	859,842,339	29,179,849	96.7%
F. William McNabb III	859,460,373	29,561,815	96.7%
Deanna Mulligan	860,984,342	28,037,846	96.8%
André F. Perold	850,692,197	38,329,992	95.7%
Sarah Bloom Raskin	860,331,311	28,690,878	96.8%
Peter F. Volanakis	860,652,393	28,369,796	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Explorer Fund	101,482,399	4,232,824	5,784,083	18,567,516	78.0%

9

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Explorer Fund	24,448,244	7,419,379	79,621,027	18,578,170	18.8%

10

International Explorer Fund

Fund Profile
As of April 30, 2018

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap Index ex
	Fund	Index	USA
Number of Stocks	358	3,552	1,862
Median Market Cap	$2.9B	$2.1B	$36.0B
Price/Earnings Ratio	18.7x	15.7x	14.6x
Price/Book Ratio	2.1x	1.6x	1.7x
Return on Equity	12.3%	9.9%	12.6%
Earnings Growth
Rate	16.5%	12.7%	9.6%
Dividend Yield	1.8%	2.2%	2.8%
Turnover Rate
(Annualized)	33%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.38%	—	—
Short-Term Reserves	3.1%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer Discretionary 20.2%		15.7%	11.4%
Consumer Staples	3.7	5.7	9.3
Energy	1.4	2.4	7.1
Financials	10.7	11.0	23.0
Health Care	7.7	8.7	7.6
Industrials	28.7	22.6	11.8
Information Technology 12.2		12.1	11.5
Materials	10.4	9.6	8.1
Other	0.7	0.0	0.0
Real Estate	3.5	9.2	3.2
Telecommunication
Services	0.4	1.1	4.0
Utilities	0.4	1.9	3.0

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.94	0.78
Beta	0.97	0.85

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Anima Holding SPA	Asset Management
	& Custody Banks	1.1%
Nippon Shinyaku Co.
Ltd.	Pharmaceuticals	1.0
Dalata Hotel Group plc	Hotels, Resorts &
	Cruise Lines	1.0
Yoox Net-A-Porter Group Internet & Direct
SPA	Marketing Retail	0.8
Tokai Tokyo Financial	Investment Banking
Holdings Inc.	& Brokerage	0.8
Ubisoft Entertainment	Home Entertainment
SA	Software	0.7
Altran Technologies SA	IT Consulting &
	Other Services	0.7
OCI NV	Fertilizer &
	Agricultural
	Chemicals	0.7
Helvetia Holding AG	Multi-line Insurance	0.7
Cerved Information
Solutions SPA	Specialized Finance	0.7
Top Ten		8.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratio was 0.41%.

11

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United
Kingdom	15.1%	16.4%	12.2%
Italy	7.2	2.6	1.8
France	6.8	8.8	7.7
Germany	5.0	8.9	6.7
Netherlands	4.3	2.3	2.5
Switzerland	4.2	7.2	5.2
Ireland	3.2	0.0	0.3
Sweden	2.5	2.9	1.8
Spain	2.2	3.1	2.2
Finland	1.6	0.9	0.7
Austria	1.5	0.2	0.2
Denmark	1.2	1.5	1.2
Other	1.7	2.3	1.4
Subtotal	56.5%	57.1%	43.9%
Pacific
Japan	27.0%	28.8%	16.7%
Australia	4.6	6.5	4.5
South Korea	2.1	4.5	3.9
Hong Kong	1.1	0.0	2.5
Other	0.6	1.3	1.1
Subtotal	35.4%	41.1%	28.7%
Emerging
Markets
China	2.1%	0.8%	7.5%
India	2.1	0.1	2.1
Taiwan	1.2	0.0	2.8
Other	0.9	0.0	8.4
Subtotal	6.3%	0.9%	20.8%
North America
Other	0.9%	0.2%	6.2%
Middle East	0.3%	0.6%	0.3%
Other	0.6%	0.1%	0.1%

"Other" represents securities that are not classified by the fund's benchmark index.

12

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	26.53%	12.07%	6.47%

See Financial Highlights for dividend and capital gains information.

13

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.7%)[1]
Australia (4.2%)
	Iluka Resources Ltd.	1,947,456	17,097
	Computershare Ltd.	1,149,920	14,629
	Link Administration
	Holdings Ltd.	2,203,580	13,712
	Steadfast Group Ltd.	5,339,300	10,994
^	oOh!media Ltd.	2,966,606	10,833
	ALS Ltd.	1,776,068	10,365
^	Domino’s Pizza
	Enterprises Ltd.	326,913	10,349
	SEEK Ltd.	707,821	10,296
	Bingo Industries Ltd.	4,996,752	9,888
	Ansell Ltd.	443,360	8,662
*	Netwealth Group Ltd.	1,469,551	7,914
	Nufarm Ltd.	1,140,761	7,797
	Monadelphous Group
	Ltd.	586,491	7,094
	Challenger Ltd.	864,000	6,985
	Incitec Pivot Ltd.	2,439,068	6,941
*	NRW Holdings Ltd.	7,189,801	6,893
	Mirvac Group	3,590,948	6,026
	Estia Health Ltd.	2,109,977	5,623
	IPH Ltd.	1,794,100	4,920
	Domain Holdings
	Australia Ltd.	1,930,853	4,477
	SpeedCast
	International Ltd.	932,200	4,140
	Cleanaway Waste
	Management Ltd.	3,477,417	4,130
^,*	Karoon Gas Australia
	Ltd.	1,374,635	1,305
			191,070
Austria (1.4%)
	Lenzing AG	241,362	28,087
	Wienerberger AG	484,939	12,219
	ANDRITZ AG	157,718	8,478

			Market
			Value•
		Shares	($000)
*	Schoeller-Bleckmann
	Oilfield Equipment AG	62,926	7,779
^	Porr AG	167,220	5,951
	Palfinger AG	62,000	2,325
			64,839
Belgium (0.6%)
	Cie d’Entreprises CFE	69,281	8,721
	Euronav NV	1,051,287	8,483
	Ontex Group NV	258,478	6,625
*	Galapagos NV	52,470	4,701
			28,530
Brazil (0.0%)
2	Ser Educacional SA	429,800	2,037

China (2.0%)
	Shenzhou International
	Group Holdings Ltd.	2,297,000	25,075
*	Vipshop Holdings Ltd.
	ADR	1,178,116	18,237
*	SINA Corp.	187,121	17,877
	New Oriental Education
	& Technology Group
	Inc. ADR	143,765	12,916
*,2	Crystal International
	Group Ltd.	6,799,500	7,876
	Tarena International
	Inc. ADR	529,794	5,356
	Haitian International
	Holdings Ltd.	1,807,000	4,809
			92,146
Denmark (1.2%)
	FLSmidth & Co. A/S	400,000	24,707
	SimCorp A/S	169,500	12,289
	Topdanmark A/S	190,300	8,950
*	Ambu A/S Class B	300,000	6,957
*,3	OW Bunker A/S	1,000,000	—
			52,903

14

International Explorer Fund

			Market
			Value•
		Shares	($000)
Finland (1.5%)
	Huhtamaki Oyj	750,000	30,506
	Amer Sports Oyj	875,000	26,766
*	Outotec Oyj	705,689	6,419
	Metso Oyj	139,221	4,948
			68,639
France (6.3%)
*	Ubisoft Entertainment
	SA	350,000	33,442
^	Altran Technologies SA	2,086,455	32,206
	Nexity SA	500,000	31,265
	SPIE SA	1,375,000	31,112
	Teleperformance	155,000	24,909
2	Maisons du Monde SA	426,719	17,340
	Elis SA	700,000	16,742
*	ID Logistics Group	80,632	14,383
	L’Occitane International
	SA	7,127,250	13,239
	Kaufman & Broad SA	250,000	13,171
*,2	SMCP SA	500,000	12,736
*	Marie Brizard Wine &
	Spirits SA	950,000	9,160
	Imerys SA	88,285	8,058
	Albioma SA	286,970	7,096
*	Virbac SA	38,634	6,034
*	SOITEC	63,366	5,153
	Orpea	35,500	4,549
	LISI	104,300	3,845
^,*	Innate Pharma SA	341,522	2,613
			287,053
Germany (4.6%)
	Duerr AG	250,000	24,811
	Grand City Properties
	SA	875,000	21,081
*,2	Befesa SA	400,000	20,174
	RIB Software SE	629,700	16,687
	Wacker Chemie AG	87,500	15,724
	XING SE	46,250	14,336
*	Senvion SA	1,000,000	13,077
*	Stemmer Imaging AG	300,000	12,734
*,2	Aumann AG	195,975	11,809
	SAF-Holland SA	575,438	10,715
^	STRATEC Biomedical
	AG	112,609	10,269
	CTS Eventim AG &
	Co. KGaA	166,100	7,768
	Stabilus SA	84,800	7,623
	Nemetschek SE	55,800	6,687
	Zeal Network SE	150,000	4,843
	GRENKE AG	28,900	3,407
	KION Group AG	35,000	2,918
*,2	windeln.de SE	1,125,000	2,491
	Norma Group SE	30,200	2,214
			209,368

Hong Kong (1.1%)
Techtronic Industries
Co. Ltd.	4,439,500	26,008
Cathay Pacific Airways
Ltd.	5,811,386	9,331
Value Partners Group
Ltd.	8,958,000	8,473
Johnson Electric
Holdings Ltd.	1,773,625	6,175
Microport Scientific
Corp.	124,000	144
50,131
India (2.0%)
Apollo Hospitals
Enterprise Ltd.	962,758	15,708
Container Corp. Of
India Ltd.	770,877	15,016
Gujarat Pipavav Port
Ltd.	6,724,221	14,873
Zee Entertainment
Enterprises Ltd.	1,446,958	12,720
Dewan Housing
Finance Corp. Ltd.	1,311,100	12,506
Edelweiss Financial
Services Ltd.	2,049,100	8,731
Indiabulls Housing
Finance Ltd.	444,200	8,657
Multi Commodity
Exchange of India Ltd.	205,558	2,389
90,600
Indonesia (0.0%)
Tower Bersama
Infrastructure Tbk PT	2,870,600	1,143

Ireland (3.1%)
*	Dalata Hotel Group plc	5,620,300	44,741
Kingspan Group plc	625,000	28,293
Smurfit Kappa
Group plc	650,000	27,709
Glanbia plc	750,000	12,668
Irish Continental
Group plc	1,620,200	10,976
Irish Residential
Properties REIT plc	6,500,000	10,672
Origin Enterprises plc	1,075,000	6,926
141,985
Israel (0.3%)
Frutarom Industries
Ltd.	135,000	12,905

Italy (6.9%)
2	Anima Holding SPA	7,016,793	50,346
*	Yoox Net-A-Porter
Group SPA	825,000	37,748

15

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Cerved Information
	Solutions SPA	2,591,873	31,364
^	Maire Tecnimont SPA	4,125,000	20,966
	Interpump Group SPA	658,817	20,929
	Amplifon SPA	1,088,800	20,340
^	Salvatore Ferragamo
	SPA	510,890	15,096
	Autogrill SPA	1,171,250	14,927
	PRADA SPA	2,463,100	12,497
	Brunello Cucinelli SPA	316,516	10,513
	FinecoBank Banca
	Fineco SPA	815,900	9,716
	DiaSorin SPA	100,801	9,498
*,2	Gima TT SPA	453,681	9,051
	Credito Emiliano SPA	950,000	8,355
*,2	doBank SPA	509,037	7,704
	Buzzi Unicem SPA	297,382	7,509
2	Banca Sistema SPA	2,300,000	6,317
	Moncler SPA	132,500	5,972
	Tamburi Investment
	Partners SPA	663,800	4,911
	Datalogic SPA	144,100	4,592
2	Infrastrutture Wireless
	Italiane SPA	496,451	3,996
2	OVS SPA	785,882	3,338
	Tamburi Investment
	Partners SPA Warrants
	Expire 06/30/2020	120,400	222
			315,907
Japan (25.1%)
	Nippon Shinyaku Co.
	Ltd.	636,170	47,367
	Tokai Tokyo Financial
	Holdings Inc.	4,931,100	35,718
	Koito Manufacturing
	Co. Ltd.	435,300	29,132
	Kureha Corp.	420,600	28,560
	Glory Ltd.	829,100	28,510
	Tsuruha Holdings Inc.	185,300	26,598
	Hitachi Transport
	System Ltd.	983,800	26,348
	Kakaku.com Inc.	1,285,100	24,500
	Zenkoku Hosho Co.
	Ltd.	564,755	23,306
	Ai Holdings Corp.	845,500	22,564
	Horiba Ltd.	299,700	21,774
	Nifco Inc.	617,200	21,670
	Musashi Seimitsu
	Industry Co. Ltd.	590,500	20,688
	Digital Garage Inc.	618,500	20,544
	Aica Kogyo Co. Ltd.	544,900	20,488
	Nitta Corp.	485,100	18,442
	Trusco Nakayama Corp.	682,800	17,926

Sumitomo Forestry Co.
Ltd.	1,078,900	17,878
Sugi Holdings Co. Ltd.	294,900	17,169
DMG Mori Co. Ltd.	899,900	16,814
Nishi-Nippon Financial
Holdings Inc.	1,381,300	16,587
Nippon Densetsu
Kogyo Co. Ltd.	807,600	16,576
Nabtesco Corp.	447,800	16,148
Izumi Co. Ltd.	242,000	15,980
ABC-Mart Inc.	242,100	15,955
Kobe Steel Ltd.	1,509,500	15,528
Arcs Co. Ltd.	563,500	15,436
SCSK Corp.	354,700	15,180
Ferrotec Holdings Corp.	673,700	14,989
Lintec Corp.	499,400	14,452
JSP Corp.	439,100	14,212
Daikyonishikawa Corp.	732,800	13,171
Daifuku Co. Ltd.	244,700	13,081
Shinmaywa Industries
Ltd.	1,164,600	13,052
Asahi Intecc Co. Ltd.	371,640	12,963
en-japan Inc.	274,200	12,818
Unipres Corp.	509,300	11,992
Kyudenko Corp.	256,330	11,977
Miura Co. Ltd.	392,800	11,928
IHI Corp.	357,424	11,683
Taiheiyo Cement Corp.	307,200	11,600
Persol Holdings Co. Ltd.	479,700	11,403
Japan Lifeline Co. Ltd.	387,400	11,349
OBIC Business
Consultants Co. Ltd.	155,400	11,335
Kawasaki Heavy
Industries Ltd.	331,394	11,079
Ezaki Glico Co. Ltd.	194,400	10,472
TechnoPro Holdings
Inc.	172,600	10,042
Ichigo Inc.	2,238,330	9,968
Sanwa Holdings Corp.	765,290	9,827
IDOM Inc.	1,307,000	9,443
Toyo Tire & Rubber
Co. Ltd.	552,400	9,403
Iriso Electronics Co.
Ltd.	142,600	9,033
EPS Holdings Inc.	430,700	8,775
Kissei Pharmaceutical
Co. Ltd.	307,100	8,664
Nippon Yusen KK	403,900	8,591
Obara Group Inc.	144,600	8,544
Eagle Industry Co.
Ltd.	471,000	8,494
Itoham Yonekyu
Holdings Inc.	910,700	8,271
TPR Co. Ltd.	272,400	8,252

16

International Explorer Fund

		Market
		Value•
	Shares	($000)
JGC Corp.	330,900	8,110
Nihon Parkerizing Co.
Ltd.	511,900	8,104
Dip Corp.	331,900	8,048
Tokyo Ohka Kogyo Co.
Ltd.	225,180	7,911
Tokyo Steel
Manufacturing Co. Ltd.	945,800	7,893
Benefit One Inc.	336,500	7,869
NEC Networks & System
Integration Corp.	285,400	7,467
Open House Co. Ltd.	133,500	7,432
H2O Retailing Corp.	381,700	7,183
Takara Leben Co. Ltd.	1,673,200	7,089
Fukushima Industries
Corp.	147,000	6,816
Daibiru Corp.	571,100	6,809
^ Jamco Corp.	295,000	6,788
Disco Corp.	38,000	6,661
Tokyo Seimitsu Co. Ltd.	168,100	6,385
Kumiai Chemical
Industry Co. Ltd.	967,400	6,140
Don Quijote Holdings
Co. Ltd.	113,700	6,121
San-In Godo Bank Ltd.	624,800	5,874
Ain Holdings Inc.	87,500	5,828
Pola Orbis Holdings Inc.	132,100	5,763
Skylark Co. Ltd.	370,900	5,456
Aruhi Corp.	403,600	5,420
Kenedix Inc.	903,900	5,221
KH Neochem Co. Ltd.	168,400	5,093
Furukawa Electric Co.
Ltd.	99,400	4,885
Hitachi Metals Ltd.	410,800	4,695
Alps Electric Co. Ltd.	182,090	4,022
Hiroshima Bank Ltd.	428,300	3,259
Kanto Denka Kogyo Co.
Ltd.	350,200	3,247
Tokyo TY Financial
Group Inc.	120,045	3,168
Warabeya Nichiyo
Holdings Co. Ltd.	114,600	2,909
Tsutsumi Jewelry Co.
Ltd.	137,700	2,586
Nihon M&A Center Inc.	88,300	2,577
Yushin Precision
Equipment Co. Ltd.	117,600	1,671
Yokogawa Bridge
Holdings Corp.	15,200	331
		1,149,080
Malaysia (0.2%)
AirAsia Group Bhd.	10,178,100	9,943

			Market
			Value•
		Shares	($000)
Mexico (0.3%)
	Grupo Aeroportuario
	del Pacifico SAB de
	CV Class B	1,021,243	10,623
	Banregio Grupo
	Financiero SAB de CV	667,400	4,264
			14,887
Netherlands (4.1%)
^,*	OCI NV	1,350,000	32,038
	AMG Advanced
	Metallurgical Group
	NV	606,965	28,361
	TKH Group NV	425,000	26,866
	SIF Holding NV	975,000	22,005
^,*	Fugro NV	1,175,000	18,582
	Van Lanschot
	Kempen NV	550,000	16,990
*,2	Basic-Fit NV	525,000	15,775
	IMCD NV	235,377	14,484
2	Philips Lighting NV	325,000	9,884
	Beter Bed Holding NV	286,640	2,879
			187,864
New Zealand (0.3%)
	Fletcher Building Ltd.	2,542,263	11,260
	Fisher & Paykel
	Healthcare Corp. Ltd.	452,500	4,047
			15,307
Norway (0.9%)
*	Kongsberg Gruppen
	ASA	993,319	24,318
*,2	Elkem ASA	3,200,000	12,645
	Tomra Systems ASA	325,000	6,029
			42,992
Other (0.7%)
4	Vanguard FTSE All
	World ex-US
	Small-Cap ETF	249,010	29,784

Singapore (0.2%)
	First Resources Ltd.	5,709,600	7,260

South Africa (0.2%)
	Reinet Investments
	SCA	369,347	6,839

South Korea (2.0%)
	NCSoft Corp.	81,722	27,391
	Medy-Tox Inc.	27,725	18,019
	S-1 Corp.	110,958	10,175
^,2	Netmarble Corp.	70,436	9,649
	Mando Corp.	44,140	9,339
	Samsung Securities
	Co. Ltd.	188,430	6,481

17

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Nexen Tire Corp.	554,547	6,250
*	Korea Aerospace
	Industries Ltd.	127,782	5,135
			92,439
Spain (2.0%)
*,2	Unicaja Banco SA	11,000,000	19,951
	CIE Automotive SA	491,400	18,369
	Prosegur Cia de
	Seguridad SA	2,221,700	16,794
*,2	Aedas Homes SAU	400,000	14,301
	Melia Hotels
	International SA	949,646	14,120
	Bolsas y Mercados
	Espanoles SHMSF
	SA	110,300	3,866
	Viscofan SA	43,800	2,903
	Naturhouse Health
	SAU	591,220	2,707
			93,011
Sweden (2.4%)
2	Bravida Holding AB	3,400,000	24,350
	Loomis AB Class B	641,115	23,347
*,2	Ahlsell AB	2,500,000	14,928
	Modern Times Group
	MTG AB Class B	353,900	13,909
^	Intrum Justitia AB	425,000	11,278
*	Concentric AB	523,836	8,553
2	Coor Service
	Management
	Holding AB	769,558	5,330
	Avanza Bank Holding
	AB	73,600	3,460
^,2	Alimak Group AB	193,100	2,856
2	Hoist Finance AB	307,000	2,713
			110,724
Switzerland (4.0%)
^	Helvetia Holding AG	53,750	31,928
	OC Oerlikon Corp. AG	1,904,764	30,751
	Ascom Holding AG	1,011,600	20,240
	Logitech International
	SA	500,000	18,472
^,*	Dufry AG	100,990	14,284
^	u-blox Holding AG	73,907	13,504
	Interroll Holding AG	7,000	11,597
^	COSMO
	Pharmaceuticals NV	75,000	10,940
	Daetwyler Holding AG	40,400	7,706
^	Comet Holding AG	55,000	7,208
	ams AG	86,899	7,167
	Tecan Group AG	26,971	5,930
*,2	Galenica AG	97,537	5,244
			184,971

			Market
			Value•
		Shares	($000)
Taiwan (1.1%)
	Chroma ATE Inc.	3,591,900	18,061
	Giant Manufacturing
	Co. Ltd.	1,785,000	9,066
	Gourmet Master
	Co. Ltd.	723,030	8,331
	CTCI Corp.	4,336,000	7,304
	Nien Made Enterprise
	Co. Ltd.	722,000	6,413
			49,175
Thailand (0.1%)
	LPN Development
	PCL	14,565,300	4,607

United Arab Emirates (0.0%)
*	Lamprell plc	1,250,000	1,590

United Kingdom (14.1%)
	B&M European Value
	Retail SA	4,087,286	22,777
	Dechra
	Pharmaceuticals plc	580,000	21,785
	Elementis plc	5,457,482	21,258
	Grainger plc	4,842,605	20,856
	Restaurant Group plc	4,487,482	18,743
*	SSP Group plc	1,935,483	17,320
	Bodycote plc	1,313,958	16,177
	DCC plc	159,000	15,262
2	Auto Trader Group plc	3,114,718	15,135
	Cineworld Group plc	4,200,000	14,994
	RPC Group plc	1,374,100	14,910
	Keller Group plc	1,017,143	14,540
	Melrose Industries plc	4,243,600	13,307
	Rentokil Initial plc	3,042,486	12,836
	Cranswick plc	321,363	12,827
	Abcam plc	751,175	12,593
	IG Group Holdings plc	1,100,000	12,560
	Hikma Pharmaceuticals
	plc	693,725	12,232
	HomeServe plc	1,200,000	12,197
	Tyman plc	2,795,486	12,124
	Howden Joinery
	Group plc	1,850,000	12,108
*	Rhi Magnesita NV	197,609	11,807
	Superdry plc	560,000	11,569
	UDG Healthcare plc	914,300	11,487
	Redrow plc	1,300,000	11,202
	Genus plc	321,188	11,108
	Polypipe Group plc	2,080,975	10,937
	Ted Baker plc	298,100	10,921
	Coats Group plc	10,000,000	10,879
	Ultra Electronics
	Holdings plc	536,502	10,384

18

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Eco Animal Health
	Group plc	1,200,000	9,583
	QinetiQ Group plc	3,000,000	9,484
	Dunelm Group plc	1,195,500	9,274
*	Hunting plc	818,811	9,049
	Hill & Smith
	Holdings plc	488,053	8,907
	Halma plc	520,000	8,725
	Sanne Group plc	1,018,616	8,710
	Lancashire Holdings
	Ltd.	1,040,282	8,525
	Kier Group plc	575,507	8,492
	Volution Group plc	2,978,915	8,075
	Hays plc	3,249,962	8,009
	Northgate plc	1,560,000	7,965
	Telecom Plus plc	535,193	7,924
	Consort Medical plc	478,735	7,893
	Electrocomponents
	plc	917,700	7,672
*	Cairn Homes plc	3,516,310	7,625
	Investec plc	931,000	7,365
	Pets at Home Group
	plc	3,500,000	7,353
	Segro plc	812,281	7,208
	Photo-Me
	International plc	2,938,810	6,444
	Rotork plc	1,363,000	6,147
2	ConvaTec Group plc	2,047,040	6,094
	Just Group plc	3,100,000	5,992
	Diploma plc	358,500	5,915
2	Ibstock plc	1,430,876	5,850
	LondonMetric
	Property plc	2,050,000	5,364
	Jupiter Fund
	Management plc	846,200	5,292
	Micro Focus
	International plc	190,000	3,276
	James Fisher &
	Sons plc	141,368	3,249
	Soco International plc	1,700,000	2,460
	Clarkson plc	73,000	2,427
*	Rhi Magnesita NV
	(Vienna Shares)	12,201	719
			643,902
United States (0.8%)
	Samsonite
	International SA	4,002,800	18,055
*	BeiGene Ltd. ADR	34,379	5,830
*	iQIYI Inc. ADR	750,605	13,534
			37,419
Total Common Stocks
(Cost $3,393,843)			4,291,050

Temporary Cash Investments (8.3%)[1]
Money Market Fund (7.2%)
[5,6] Vanguard Market
Liquidity Fund,
1.886%	3,261,605	326,161

	Face
	Amount
	($000)
Repurchase Agreement (0.8%)
Goldman Sachs & Co.
1.710%, 5/1/18 (Dated
04/30/18, Repurchase
Value $37,702,000
collateralized by Federal
National Mortgage Assoc.
3.000%–5.000%,
03/01/30–02/01/48,
with a purchase value
of $38,454,000)	37,700	37,700

U. S. Government and Agency Obligations (0.3%)
United States Treasury Bill,
1.462%, 5/17/18	4,400	4,397
7 United States Treasury Bill,
1.475%–1.509%, 6/21/18	9,400	9,377
		13,774
Total Temporary Cash Investments
(Cost $377,611)		377,635
Total Investments (102.0%)
(Cost $3,771,454)		4,668,685
Other Assets and Liabilities (-2.0%)
Other Assets [8]		56,477
Liabilities [6]		(147,870)
		(91,393)
Net Assets (100%)
Applicable to 213,204,572 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,577,292
Net Asset Value Per Share		$21.47

19

International Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,312,740
Affiliated Issuers	355,945
Total Investments in Securities	4,668,685
Investment in Vanguard	244
Receivables for Investment
Securities Sold	22,490
Receivables for Accrued Income	17,451
Receivables for Capital Shares Issued	4,415
Variation Margin Receivable—
Futures Contracts	264
Unrealized Appreciation—
Forward Currency Contracts	2,541
Other Assets [8]	9,072
Total Assets	4,725,162
Liabilities
Payables for Investment Securities
Purchased	22,103
Collateral for Securities on Loan	108,815
Payables to Investment Advisor	2,351
Payables for Capital Shares Redeemed	4,494
Payables to Vanguard	4,445
Variation Margin Payable—
Futures Contracts	5
Unrealized Depreciation—
Forward Currency Contracts	5,605
Other Liabilities	52
Total Liabilities	147,870
Net Assets	4,577,292

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,547,498
Overdistributed Net Investment Income	(12,716)
Accumulated Net Realized Gains	143,963
Unrealized Appreciation (Depreciation)
Investment Securities	897,231
Futures Contracts	4,749
Forward Currency Contracts	(3,064)
Foreign Currencies	(369)
Net Assets	4,577,292

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $102,788,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.5% and 5.5%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate value of these securities was $317,883,000, representing 6.9% of net assets.
3 Security value determined using significant unobservable inputs.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $108,815,000 of collateral received for securities on loan.
7 Securities with a value of $6,145,000 have been segregated as initial margin for open futures contracts.
8 Cash of $2,530,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

20

International Explorer Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Topix Index	June 2018	280	45,534	1,757
Dow Jones EURO STOXX 50 Index	June 2018	889	37,314	1,367
FTSE 100 Index	June 2018	288	29,592	1,348
S&P ASX 200 Index	June 2018	129	14,524	277
				4,749

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index and S&P ASX 200 Index, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for Topix Index and S&P ASX 200 Index futures contracts is generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	6/20/18	EUR	33,357	USD	41,524	(1,082)
Goldman Sachs International	6/12/18	JPY	4,324,693	USD	41,038	(1,357)
Barclays Bank plc	6/20/18	GBP	18,669	USD	26,136	(369)
Citibank, N.A.	6/20/18	EUR	20,529	USD	25,398	(506)
JPMorgan Chase Bank, N.A.	6/12/18	JPY	2,486,250	USD	23,292	(479)
Toronto-Dominion Bank	6/26/18	AUD	14,926	USD	11,771	(532)
Credit Suisse International	6/20/18	GBP	6,446	USD	9,190	(293)
BNP Paribas	6/12/18	JPY	843,250	USD	7,988	(250)
Bank of America, N.A.	6/20/18	GBP	3,874	USD	5,499	(153)
Citibank, N.A.	6/12/18	JPY	583,770	USD	5,353	3
BNP Paribas	6/26/18	AUD	5,730	USD	4,394	(81)
Goldman Sachs International	6/20/18	GBP	2,425	USD	3,388	(41)
Citibank, N.A.	6/12/18	JPY	339,580	USD	3,226	(111)
JPMorgan Chase Bank, N.A.	6/26/18	AUD	4,108	USD	3,176	(83)
Citibank, N.A.	6/26/18	AUD	3,491	USD	2,715	(87)
Citibank, N.A.	6/20/18	GBP	1,748	USD	2,465	(52)
BNP Paribas	6/20/18	EUR	1,639	USD	2,046	(58)
HSBC Bank USA, N.A.	6/20/18	GBP	1,234	USD	1,734	(31)
UBS AG	6/26/18	AUD	2,154	USD	1,661	(40)

21

International Explorer Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/12/18	USD	21,437	JPY	2,263,025	674
JPMorgan Chase Bank, N.A.	6/12/18	USD	15,059	JPY	1,588,840	483
JPMorgan Chase Bank, N.A.	6/20/18	USD	31,647	EUR	25,479	753
JPMorgan Chase Bank, N.A.	6/26/18	USD	8,917	AUD	11,392	338
Bank of America, N.A.	6/20/18	USD	11,241	GBP	8,032	154
JPMorgan Chase Bank, N.A.	6/20/18	USD	8,005	GBP	5,701	136
						(3,064)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	41,664
Dividends—Affiliated Issuers	509
Interest—Unaffiliated Issuers	290
Interest—Affiliated Issuers	1,348
Securities Lending—Net	1,436
Total Income	45,247
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,672
Performance Adjustment	64
The Vanguard Group—Note C
Management and Administrative	3,371
Marketing and Distribution	373
Custodian Fees	282
Shareholders’ Reports and Proxy	65
Trustees’ Fees and Expenses	3
Total Expenses	8,830
Net Investment Income	36,417
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	155,069
Investment Securities Sold—Affiliated Issuers	(53)
Futures Contracts	(1,697)
Forward Currency Contracts	2,667
Foreign Currencies	(476)
Realized Net Gain (Loss)	155,510
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(15,969)
Investment Securities—Affiliated Issuers	780
Futures Contracts	1,354
Forward Currency Contracts	(918)
Foreign Currencies	345
Change in Unrealized Appreciation (Depreciation)	(14,408)
Net Increase (Decrease) in Net Assets Resulting from Operations	177,519
1 Dividends are net of foreign withholding taxes of $3,283,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,417	56,421
Realized Net Gain (Loss)	155,510	201,076
Change in Unrealized Appreciation (Depreciation)	(14,408)	648,383
Net Increase (Decrease) in Net Assets Resulting from Operations	177,519	905,880
Distributions
Net Investment Income	(83,340)	(52,250)
Realized Capital Gain[1]	(167,556)	—
Total Distributions	(250,896)	(52,250)
Capital Share Transactions
Issued	815,272	810,710
Issued in Lieu of Cash Distributions	228,661	47,014
Redeemed	(373,328)	(559,993)
Net Increase (Decrease) from Capital Share Transactions	670,605	297,731
Total Increase (Decrease)	597,228	1,151,361
Net Assets
Beginning of Period	3,980,064	2,828,703
End of Period[2]	4,577,292	3,980,064

1 Includes fiscal 2018 and 2017 short- term gain distributions totaling $38,075,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($12,716,000) and $25,159,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.87	$16.82	$17.76	$18.26	$18.50	$14.50
Investment Operations
Net Investment Income	.182[1]	. 333[1]	.318	.287	.335	.327
Net Realized and Unrealized Gain (Loss)
on Investments	.765	5.035	(.334)	.635	.133	4.078
Total from Investment Operations	.947	5.368	(.016)	.922	.468	4.405
Distributions
Dividends from Net Investment Income	(. 447)	(. 318)	(. 263)	(. 326)	(. 420)	(. 405)
Distributions from Realized Capital Gains	(.900)	—	(.661)	(1.096)	(.288)	—
Total Distributions	(1.347)	(.318)	(.924)	(1.422)	(.708)	(.405)
Net Asset Value, End of Period	$21.47	$21.87	$16.82	$17.76	$18.26	$18.50

Total Return[2]	4.49%	32.58%	-0.06%	5.65%	2.66%	31.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,577	$3,980	$2,829	$2,887	$2,598	$2,281
Ratio of Total Expenses to
Average Net Assets[3]	0.41%	0.38%	0.41%	0.42%	0.40%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.68%	1.83%	1.53%	1.69%	2.03%
Portfolio Turnover Rate	33%	43%	37%	42%	39%	36%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.00%, 0.00%, and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

25

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at April 30, 2018, the fund had a concentration of its investments in securities issued in Japan, and the performance of such investments may be impacted by the country’s social, political, and economic conditions.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

26

International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets.

The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 8% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

27

International Explorer Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

28

International Explorer Fund

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Schroder Investment Management North America Inc., Wellington Management Company LLP, and TimesSquare Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. and Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years. In accordance with the advisory contract entered into with TimesSquare Capital Management, LLC, beginning November 1, 2018, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index since October 31, 2017.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $64,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $244,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

29

International Explorer Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	116,194	4,174,856	—
Temporary Cash Investments	326,161	51,474	—
Futures Contracts—Assets[1]	264	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Forward Currency Contracts—Assets	—	2,541	—
Forward Currency Contracts—Liabilities	—	(5,605)	—
Total	442,614	4,223,266	—
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	264	—	264
Unrealized Appreciation—Forward Currency Contracts	—	2,541	2,541
Total Assets	264	2,541	2,805

Variation Margin Payable—Futures Contracts	(5)	—	(5)
Unrealized Depreciation—Forward Currency Contracts	—	(5,605)	(5,605)
Total Liabilities	(5)	(5,605)	(5,610)

30

International Explorer Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(1,697)	—	(1,697)
Forward Currency Contracts	—	2,667	2,667
Realized Net Gain (Loss) on Derivatives	(1,697)	2,667	970

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,354	—	1,354
Forward Currency Contracts	—	(918)	(918)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,354	(918)	436

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended April 30, 2018, the fund realized gains on the sale of passive foreign investment companies of $9,578,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Passive foreign investment companies had unrealized appreciation of $37,461,000 at April 30, 2018.

At April 30, 2018, the cost of investment securities for tax purposes was $3,808,915,000. Net unrealized appreciation of investment securities for tax purposes was $859,770,000, consisting of unrealized gains of $1,024,868,000 on securities that had risen in value since their purchase and $165,098,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2018, the fund purchased $1,120,447,000 of investment securities and sold $684,102,000 of investment securities, other than temporary cash investments.

31

International Explorer Fund

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	37,557	41,710
Issued in Lieu of Cash Distributions	10,930	2,904
Redeemed	(17,259)	(30,798)
Net Increase (Decrease) in Shares Outstanding	31,228	13,816

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE All
World ex-US
Small-Cap ETF	29,042	—	—	—	742	509	—	29,784
Vanguard Market
Liquidity Fund	348,467	NA1	NA1	(53)	38	1,348	—	326,161
Total	377,509			(53)	780	1,857	—	355,945

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,044.92	$2.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

37

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062018

Semiannual Report | April 30, 2018
Vanguard High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard High Dividend Yield Index Fund returned 1.60% for Investor Shares. That performance was in line with the 1.70% return of its expense-free benchmark. The average return of its peer group was 2.07%.

• Stocks continued to climb through late January amid robust global economic momentum, then slumped because of concerns about inflation, geopolitical tensions, and trade protectionism.

• Because U.S. companies that are committed to paying larger-than-average dividends fell harder than the broad U.S. stock market, they underperformed for the six months.

• The fund posted positive results in five of ten industry sectors. Technology stood out, with a return of about 13%. Consumer services and oil and gas also performed well. Consumer goods, utilities, and basic materials lagged.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	1.60%
ETF Shares
Market Price	1.66
Net Asset Value	1.63
FTSE High Dividend Yield Index	1.70
Equity Income Funds Average	2.07

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.15%	0.08%	1.15%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Equity Income Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

4

Results of Proxy Voting

At a meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	860,548,560	28,473,629	96.8%
Emerson U. Fullwood	859,625,511	29,396,677	96.7%
Amy Gutmann	859,439,842	29,582,347	96.7%
JoAnn Heffernan Heisen	860,336,031	28,686,158	96.8%
F. Joseph Loughrey	860,411,988	28,610,200	96.8%
Mark Loughridge	860,924,717	28,097,471	96.8%
Scott C. Malpass	859,842,339	29,179,849	96.7%
F. William McNabb III	859,460,373	29,561,815	96.7%
Deanna Mulligan	860,984,342	28,037,846	96.8%
André F. Perold	850,692,197	38,329,992	95.7%
Sarah Bloom Raskin	860,331,311	28,690,878	96.8%
Peter F. Volanakis	860,652,393	28,369,796	96.8%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
High Dividend Yield
Index Fund	235,114,216	11,363,723	13,448,970	73,079,165	70.6%

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
High Dividend Yield
Index Fund	236,984,039	10,777,443	12,165,428	73,079,165	71.2%

6

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	3.02%	3.09%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	380	378	3,752
Median Market
Cap	$127.5B	$127.5B	$66.1B
Price/Earnings
Ratio	18.4x	18.4x	20.5x
Price/Book Ratio	2.7x	2.7x	2.9x
Return on Equity	16.2%	16.2%	15.0%
Earnings Growth
Rate	1.7%	1.7%	8.4%
Dividend Yield	3.1%	3.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	2%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.88

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	7.2%
JPMorgan Chase & Co.	Banks	3.8
Johnson & Johnson	Pharmaceuticals	3.5
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
Intel Corp.	Semiconductors	2.5
Chevron Corp.	Intergrated Oil & Gas	2.4
Wells Fargo & Co.	Banks	2.4
Cisco Systems Inc.	Telecommunications
	Equipment	2.2
Pfizer Inc.	Pharmaceuticals	2.2
Verizon Communications Fixed Line
Inc.	Telecommunications	2.1
Top Ten		31.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares.

7

High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Basic Materials	3.8%	3.8%	2.5%
Consumer Goods	11.7	11.7	8.2
Consumer Services	6.1	6.1	13.4
Financials	14.1	14.1	20.4
Health Care	12.9	12.9	12.5
Industrials	12.5	12.5	12.9
Oil & Gas	10.1	10.1	6.0
Technology	16.9	16.9	19.5
Telecommunications	4.4	4.4	1.7
Utilities	7.5	7.5	2.9

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/16/2006	9.40%	11.79%	9.01%
ETF Shares	11/10/2006
Market Price		9.50	11.87	9.13
Net Asset Value		9.46	11.86	9.12

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (3.8%)
	DowDuPont Inc.	6,781,223	428,844
	Praxair Inc.	829,217	126,472
	Air Products &
	Chemicals Inc.	620,783	100,747
	LyondellBasell Industries
	NV Class A	942,240	99,623
	International Paper Co.	1,194,904	61,609
	Nucor Corp.	926,724	57,105
	Mosaic Co.	1,020,802	27,511
	Avery Dennison Corp.	256,156	26,848
	CF Industries Holdings Inc.	675,692	26,217
	RPM International Inc.	380,927	18,399
	Reliance Steel &
	Aluminum Co.	205,924	18,105
	Huntsman Corp.	580,407	17,279
	Olin Corp.	479,673	14,481
	Scotts Miracle-Gro Co.	121,794	10,180
	Domtar Corp.	180,921	7,942
	Commercial Metals Co.	331,602	6,967
	Compass Minerals
	International Inc.	97,025	6,530
	A Schulman Inc.	81,938	3,515
	Rayonier Advanced
	Materials Inc.	143,111	3,063
*	Ferroglobe plc	225,247	2,545
	Innophos Holdings Inc.	54,433	2,252
*,2	Ferroglobe R&W Trust	166,085	—
			1,066,234
Consumer Goods (11.7%)
	Procter & Gamble Co.	7,335,480	530,649
	Coca-Cola Co.	11,167,659	482,555
	PepsiCo Inc.	4,151,771	419,080
	Philip Morris
	International Inc.	4,510,570	369,867
	Altria Group Inc.	5,548,122	311,305
	General Motors Co.	3,807,489	139,887

			Market
			Value•
		Shares	($000)
	Ford Motor Co.	11,313,127	127,160
	Kimberly-Clark Corp.	1,016,091	105,206
	Kraft Heinz Co.	1,745,667	98,421
	VF Corp.	944,681	76,396
	Archer-Daniels-Midland
	Co.	1,600,740	72,642
	General Mills Inc.	1,650,227	72,181
	Tapestry Inc.	826,106	44,420
	Clorox Co.	374,390	43,879
	Kellogg Co.	708,100	41,707
	Conagra Brands Inc.	1,107,080	41,039
	Genuine Parts Co.	417,417	36,866
	Bunge Ltd.	406,669	29,374
	Hasbro Inc.	329,176	28,997
	Coty Inc. Class A	1,360,450	23,604
	Pinnacle Foods Inc.	344,458	20,805
	Coca-Cola European
	Partners plc	529,446	20,754
	Harley-Davidson Inc.	487,948	20,069
	Hanesbrands Inc.	1,040,534	19,219
	Polaris Industries Inc.	170,580	17,880
	Ralph Lauren Corp.
	Class A	160,430	17,623
	Leggett & Platt Inc.	384,845	15,606
^	Mattel Inc.	993,994	14,711
	Flowers Foods Inc.	510,879	11,551
	Nu Skin Enterprises Inc.
	Class A	150,090	10,679
	Tupperware Brands Corp.	145,339	6,476
	Vector Group Ltd.	280,882	5,477
	B&G Foods Inc.	189,310	4,307
	HNI Corp.	123,992	4,140
	MDC Holdings Inc.	133,273	3,866
	Cosan Ltd.	374,716	3,777
	Schweitzer-Mauduit
	International Inc.	87,696	3,423
	Universal Corp.	71,465	3,362
	Steelcase Inc. Class A	242,810	3,217
	Knoll Inc.	143,121	2,729

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Briggs & Stratton Corp.	119,119	2,148
	Ethan Allen Interiors Inc.	69,669	1,536
^	National Presto Industries
	Inc.	13,953	1,336
			3,309,926
Consumer Services (6.0%)
	McDonald’s Corp.	2,319,331	388,349
	Walmart Inc.	4,172,673	369,115
	Target Corp.	1,580,105	114,716
	Sysco Corp.	1,396,073	87,310
	Las Vegas Sands Corp.	1,047,250	76,795
	Carnival Corp.	1,181,423	74,501
	Best Buy Co. Inc.	727,566	55,681
	Omnicom Group Inc.	671,013	49,427
	Wynn Resorts Ltd.	231,693	43,139
	Darden Restaurants Inc.	362,403	33,653
	Wyndham Worldwide
	Corp.	287,547	32,841
	Nielsen Holdings plc	1,035,723	32,573
	Kohl’s Corp.	487,300	30,271
	Macy’s Inc.	884,167	27,471
	Interpublic Group of
	Cos. Inc.	1,122,929	26,490
	L Brands Inc.	698,752	24,393
	KAR Auction Services Inc.	393,311	20,448
	Gap Inc.	675,133	19,741
	Nordstrom Inc.	338,221	17,100
	H&R Block Inc.	599,017	16,563
	Six Flags Entertainment
	Corp.	192,529	12,175
	Cinemark Holdings Inc.	308,231	12,073
	Williams-Sonoma Inc.	242,485	11,591
	Extended Stay America
	Inc.	558,252	10,931
	ILG Inc.	305,380	10,423
	American Eagle Outfitters
	Inc.	472,977	9,781
	Cracker Barrel Old Country
	Store Inc.	55,567	9,146
	International Game
	Technology plc	312,062	8,822
	Tribune Media Co.
	Class A	230,333	8,704
	John Wiley & Sons Inc.
	Class A	128,198	8,455
	Hillenbrand Inc.	181,017	8,390
	TEGNA Inc.	619,046	6,543
	Meredith Corp.	114,893	5,951
	Brinker International Inc.	133,908	5,837
	Abercrombie & Fitch Co.	199,220	5,104
	Tailored Brands Inc.	145,851	4,602
	DSW Inc. Class A	188,075	4,194
	Guess? Inc.	177,568	4,136
	Dine Brands Global Inc.	49,567	3,933

	GameStop Corp. Class A	286,993	3,917
	Chico’s FAS Inc.	364,508	3,620
	Gannett Co. Inc.	329,402	3,185
	Copa Holdings SA
	Class A	22,515	2,638
	New Media Investment
	Group Inc.	146,138	2,423
	Buckle Inc.	81,151	1,870
^	Rent-A-Center Inc.	135,399	1,369
	Weis Markets Inc.	27,057	1,245
	National CineMedia Inc.	174,964	1,001
	Barnes & Noble Inc.	179,632	997
	Speedway Motorsports Inc. 38,201		674
			1,714,307
Financials (14.0%)
	JPMorgan Chase & Co.	10,039,588	1,092,106
	Wells Fargo & Co.	12,864,536	668,441
	BlackRock Inc.	361,120	188,324
	Chubb Ltd.	1,351,280	183,328
	CME Group Inc.	984,137	155,179
	Prudential Financial Inc.	1,231,129	130,894
	MetLife Inc.	2,627,207	125,239
	BB&T Corp.	2,288,398	120,827
	Travelers Cos. Inc.	787,634	103,653
	Aflac Inc.	2,213,938	100,889
	T. Rowe Price Group Inc.	683,092	77,750
	Fifth Third Bancorp	2,014,722	66,828
	KeyCorp	3,107,380	61,899
	Regions Financial Corp.	3,288,722	61,499
	Ameriprise Financial Inc.	428,630	60,098
	Huntington Bancshares
	Inc.	3,088,616	46,051
	Principal Financial Group
	Inc.	772,832	45,767
	Arthur J Gallagher & Co.	521,319	36,487
	Invesco Ltd.	1,167,967	33,836
	Cincinnati Financial Corp.	445,826	31,359
	FNF Group	759,270	27,964
	Western Union Co.	1,331,499	26,297
	PacWest Bancorp	367,563	18,834
	Cullen/Frost Bankers Inc.	163,991	18,769
	Lazard Ltd. Class A	340,821	18,548
	People’s United Financial
	Inc.	996,106	18,219
	Eaton Vance Corp.	329,121	17,901
	Janus Henderson Group
	plc	560,514	17,707
	New York Community
	Bancorp Inc.	1,379,583	16,389
	First American Financial
	Corp.	313,192	16,007
	LPL Financial Holdings Inc. 255,922		15,501
	Validus Holdings Ltd.	223,456	15,144
	Umpqua Holdings Corp.	641,289	15,109

11

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Old Republic International
Corp.	705,009	14,382
Axis Capital Holdings Ltd.	237,290	13,929
FNB Corp.	938,504	12,201
BankUnited Inc.	300,614	11,907
Hancock Holding Co.	242,012	11,822
Chemical Financial Corp.	202,802	11,132
Bank of Hawaii Corp.	123,068	10,364
Navient Corp.	756,013	10,025
United Bankshares Inc.	288,281	9,787
Valley National Bancorp	742,910	9,324
BGC Partners Inc. Class A	680,896	9,097
First Financial Bancorp	275,984	8,542
Glacier Bancorp Inc.	227,043	8,407
Columbia Banking System
Inc.	209,081	8,407
Fulton Financial Corp.	490,783	8,294
Community Bank System
Inc.	140,554	7,906
Kemper Corp.	114,096	7,702
BOK Financial Corp.	72,436	7,293
Federated Investors Inc.
Class B	274,426	7,264
ProAssurance Corp.	151,749	7,178
RLI Corp.	111,342	7,046
Old National Bancorp	386,461	6,647
Kennedy-Wilson Holdings
Inc.	349,233	6,618
CVB Financial Corp.	295,882	6,554
Hope Bancorp Inc.	376,615	6,512
Trustmark Corp.	193,695	6,065
WesBanco Inc.	121,237	5,310
Horace Mann Educators
Corp.	117,514	5,253
Waddell & Reed Financial
Inc. Class A	230,897	4,673
Provident Financial
Services Inc.	178,263	4,656
Northwest Bancshares Inc.	272,369	4,521
Capitol Federal Financial
Inc.	362,292	4,518
NBT Bancorp Inc.	123,242	4,503
Artisan Partners Asset
Management Inc. Class A	134,101	4,311
S&T Bancorp Inc.	99,969	4,267
First Hawaiian Inc.	153,115	4,218
First Commonwealth
Financial Corp.	274,205	4,151
Westamerica
Bancorporation	73,146	4,082
CNA Financial Corp.	77,515	3,911
Boston Private Financial
Holdings Inc.	237,030	3,804
Mercury General Corp.	80,415	3,677

HFF Inc. Class A	104,225	3,662
Sandy Spring Bancorp Inc.	91,925	3,643
Brookline Bancorp Inc.	218,683	3,630
WisdomTree Investments
Inc.	335,743	3,549
NRG Yield Inc.	192,275	3,423
Safety Insurance Group Inc.	41,278	3,302
AmTrust Financial Services
Inc.	255,226	3,290
City Holding Co.	42,334	3,030
American National
Insurance Co.	21,410	2,584
Cohen & Steers Inc.	60,998	2,446
TFS Financial Corp.	156,441	2,333
TrustCo Bank Corp. NY	269,468	2,304
FBL Financial Group Inc.
Class A	28,923	2,249
Community Trust Bancorp
Inc.	45,318	2,175
Flushing Financial Corp.	80,159	2,077
Oritani Financial Corp.	115,778	1,771
Dime Community
Bancshares Inc.	88,945	1,757
NRG Yield Inc. Class A	96,621	1,702
Maiden Holdings Ltd.	219,005	1,675
Greenhill & Co. Inc.	69,725	1,415
First Financial Corp.	28,258	1,208
Republic Bancorp Inc.
Class A	27,797	1,172
Fairfax Financial Holdings
Ltd.	46	26
		3,987,526
Health Care (12.9%)
Johnson & Johnson	7,838,220	991,457
Pfizer Inc.	17,192,516	629,418
Merck & Co. Inc.	7,957,373	468,451
AbbVie Inc.	4,628,419	446,874
Amgen Inc.	2,094,451	365,440
Gilead Sciences Inc.	3,779,248	272,975
Bristol-Myers Squibb
Co.	4,786,590	249,525
Eli Lilly & Co.	2,837,799	230,060
Owens & Minor Inc.	174,656	2,838
* Kindred Healthcare Inc.	255,653	2,275
Meridian Bioscience Inc.	120,095	1,753
		3,661,066
Industrials (12.4%)
Boeing Co.	1,618,297	539,799
General Electric Co.	25,262,251	355,440
3M Co.	1,685,153	327,577
Caterpillar Inc.	1,649,975	238,190
Lockheed Martin Corp.	718,140	230,408
United Parcel Service
Inc. Class B	2,004,449	227,505

12

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Raytheon Co.	845,674	173,312
Automatic Data
Processing Inc.	1,300,120	153,518
Deere & Co.	938,467	127,003
Emerson Electric Co.	1,837,737	122,044
Norfolk Southern Corp.	823,787	118,189
Waste Management Inc.	1,260,762	102,487
Eaton Corp. plc	1,277,779	95,872
Johnson Controls
International plc	2,681,888	90,836
Cummins Inc.	454,715	72,691
PACCAR Inc.	994,990	63,351
Paychex Inc.	933,031	56,514
TransDigm Group Inc.	140,231	44,954
WestRock Co.	728,232	43,082
Republic Services Inc.
Class A	653,268	42,253
Fastenal Co.	838,967	41,940
CH Robinson Worldwide
Inc.	401,977	36,994
Packaging Corp. of
America	271,721	31,435
Xerox Corp.	665,392	20,927
MDU Resources Group
Inc.	562,839	15,855
Watsco Inc.	87,290	14,614
Sonoco Products Co.	283,245	14,547
National Instruments Corp.	308,120	12,599
Ryder System Inc.	151,889	10,242
Macquarie Infrastructure
Corp.	231,699	8,781
Timken Co.	201,924	8,632
Kennametal Inc.	236,682	8,627
GATX Corp.	109,132	7,120
Mobile Mini Inc.	125,930	5,289
Covanta Holding Corp.	345,655	5,150
Brady Corp. Class A	135,074	4,917
Otter Tail Corp.	111,889	4,906
ManTech International
Corp. Class A	76,029	4,493
Greif Inc. Class A	73,463	4,299
General Cable Corp.	144,517	4,285
Triton International Ltd.	136,507	4,233
McGrath RentCorp	68,234	4,021
Greenbrier Cos. Inc.	80,032	3,509
H&E Equipment Services
Inc.	92,125	2,980
Aircastle Ltd.	143,593	2,814
Sturm Ruger & Co. Inc.	48,656	2,688
Ship Finance International
Ltd.	181,172	2,582
Schnitzer Steel Industries
Inc.	78,829	2,322
Scorpio Tankers Inc.	775,106	2,062

			Market
			Value•
		Shares	($000)
	GasLog Ltd.	116,258	1,959
	AVX Corp.	131,547	1,942
	RR Donnelley & Sons Co.	201,285	1,701
	Teekay Corp.	180,879	1,595
	Myers Industries Inc.	65,709	1,531
	Seaspan Corp. Class A	164,968	1,269
^	Frontline Ltd.	222,074	962
	American Railcar
	Industries Inc.	23,704	900
			3,529,747
Oil & Gas (10.1%)
	Exxon Mobil Corp.	12,323,468	958,150
	Chevron Corp.	5,493,911	687,343
	ConocoPhillips	3,423,258	224,223
	Occidental Petroleum
	Corp.	2,218,592	171,408
	Valero Energy Corp.	1,269,825	140,862
	Phillips 66	1,231,835	137,116
	Marathon Petroleum
	Corp.	1,407,709	105,452
	Kinder Morgan Inc.	5,521,901	87,356
	ONEOK Inc.	1,120,460	67,474
	Andeavor	452,732	62,622
	Williams Cos. Inc.	2,402,810	61,824
	HollyFrontier Corp.	512,960	31,132
	Targa Resources Corp.	614,646	28,870
	Helmerich & Payne Inc.	307,105	21,359
	OGE Energy Corp.	579,446	19,046
	Murphy Oil Corp.	471,953	14,211
	PBF Energy Inc. Class A	319,760	12,256
	Delek US Holdings Inc.	230,276	10,908
	Oceaneering
	International Inc.	284,194	6,036
	SemGroup Corp. Class A	191,051	4,805
	Archrock Inc.	384,793	4,156
	Pattern Energy Group
	Inc. Class A	226,713	4,122
	CVR Energy Inc.	44,331	1,529
^	Frank’s International NV	142,816	998
			2,863,258
Technology (16.9%)
	Microsoft Corp.	21,801,241	2,038,852
	Intel Corp.	13,700,216	707,205
	Cisco Systems Inc.	14,405,466	638,018
	International Business
	Machines Corp.	2,460,416	356,662
	Texas Instruments Inc.	2,845,876	288,657
	QUALCOMM Inc.	4,295,051	219,090
	HP Inc.	4,781,314	102,750
	Analog Devices Inc.	1,078,417	94,200
	Western Digital Corp.	859,943	67,755
	Seagate Technology plc	821,742	47,571
	Xilinx Inc.	739,253	47,490
	KLA-Tencor Corp.	454,974	46,289

13

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Maxim Integrated
	Products Inc.	815,406	44,440
	CA Inc.	914,039	31,808
	Garmin Ltd.	349,530	20,507
	Cypress Semiconductor
	Corp.	964,040	14,056
	Cogent Communications
	Holdings Inc.	121,261	5,717
	Pitney Bowes Inc.	539,045	5,509
	TiVo Corp.	345,373	4,887
	NIC Inc.	184,641	2,742
			4,784,205
Telecommunications (4.3%)
	Verizon Communications
	Inc.	11,977,581	591,094
	AT&T Inc.	17,881,019	584,709
	CenturyLink Inc.	2,789,854	51,836
	Consolidated
	Communications
	Holdings Inc.	188,578	2,131
^	Frontier Communications
	Corp.	226,197	1,877
			1,231,647
Utilities (7.5%)
	NextEra Energy Inc.	1,359,364	222,813
	Duke Energy Corp.	2,037,299	163,310
	Southern Co.	2,894,226	133,482
	Dominion Energy Inc.	1,863,821	124,056
	Exelon Corp.	2,787,957	110,626
	American Electric Power
	Co. Inc.	1,432,156	100,222
	Sempra Energy	729,183	81,523
	Public Service Enterprise
	Group Inc.	1,468,363	76,575
	Consolidated Edison Inc.	903,126	72,368
	Xcel Energy Inc.	1,478,090	69,234
	PG&E Corp.	1,484,366	68,429
	Edison International	921,414	60,371
	WEC Energy Group Inc.	918,267	59,026
	PPL Corp.	1,973,898	57,440
	Eversource Energy	919,842	55,421
	DTE Energy Co.	520,117	54,820
	FirstEnergy Corp.	1,288,259	44,316
	Entergy Corp.	521,571	42,555
	Ameren Corp.	703,752	41,254
	CMS Energy Corp.	810,118	38,230
	CenterPoint Energy Inc.	1,250,758	31,682
	Alliant Energy Corp.	673,937	28,946
	Atmos Energy Corp.	316,805	27,527
	Pinnacle West Capital
	Corp.	321,791	25,904
	UGI Corp.	504,177	24,397
	NiSource Inc.	976,325	23,813
	AES Corp.	1,914,931	23,439

Westar Energy Inc.
Class A	411,052	22,271
Great Plains Energy Inc.	623,836	20,418
Aqua America Inc.	517,765	18,199
Vectren Corp.	240,526	16,902
SCANA Corp.	381,209	14,017
IDACORP Inc.	145,226	13,506
WGL Holdings Inc.	148,078	12,601
ALLETE Inc.	146,733	11,212
National Fuel Gas Co.	216,865	11,136
Portland General Electric
Co.	256,116	10,880
Hawaiian Electric
Industries Inc.	312,172	10,829
ONE Gas Inc.	150,976	10,526
New Jersey Resources
Corp.	254,412	10,520
Southwest Gas Holdings
Inc.	136,287	9,948
Spire Inc.	136,418	9,843
Avista Corp.	185,540	9,622
PNM Resources Inc.	229,054	9,082
Black Hills Corp.	154,221	8,741
Avangrid Inc.	164,092	8,649
NorthWestern Corp.	141,996	7,801
South Jersey Industries
Inc.	231,260	7,146
El Paso Electric Co.	116,241	5,934
Northwest Natural Gas Co.	83,593	5,124
Atlantica Yield plc	50,284	1,010
		2,127,696
Total Common Stocks
(Cost $23,435,383)		28,275,612
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[3,4] Vanguard Market
Liquidity Fund,
1.886%	788,210	78,821

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
5 United States Treasury Bill,
1.370%–1.462%, 5/17/18	8,000	7,994
Total Temporary Cash Investments
(Cost $86,810)		86,815
Total Investments (99.9%)
(Cost $23,522,193)		28,362,427

14

High Dividend Yield Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	1,529
Receivables for Accrued Income	39,489
Receivables for Capital Shares Issued	5,258
Other Assets	38
Total Other Assets	46,314
Liabilities
Payables for Investment Securities
Purchased	(2,057)
Collateral for Securities on Loan	(5,474)
Payables for Capital Shares Redeemed	(4,604)
Payables to Vanguard	(7,505)
Variation Margin Payable—Futures Contracts (1,049)
Total Liabilities	(20,689)
Net Assets (100%)	28,388,052

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	23,813,789
Undistributed Net Investment Income	46,607
Accumulated Net Realized Losses	(308,382)
Unrealized Appreciation (Depreciation)
Investment Securities	4,840,234
Futures Contracts	(4,196)
Net Assets	28,388,052

Investor Shares—Net Assets
Applicable to 240,978,540 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,882,989
Net Asset Value Per Share—
Investor Shares	$32.71

Amount
($000)
ETF Shares—Net Assets
Applicable to 248,337,117 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,505,063
Net Asset Value Per Share—
ETF Shares	$82.57

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,034,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $5,474,000 of collateral received for securities on loan.
5 Securities with a value of $5,278,000 have been segregated as initial margin for open futures contracts.

15

High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	860	113,821	(4,196)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends	435,161
Interest[1]	574
Securities Lending—Net	468
Total Income	436,203
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,572
Management and Administrative—Investor Shares	4,632
Management and Administrative—ETF Shares	6,079
Marketing and Distribution—Investor Shares	720
Marketing and Distribution—ETF Shares	507
Custodian Fees	329
Shareholders’ Reports and Proxy—Investor Shares	61
Shareholders’ Reports and Proxy—ETF Shares	331
Trustees’ Fees and Expenses	10
Total Expenses	14,241
Net Investment Income	421,962
Realized Net Gain (Loss)
Investment Securities Sold[1]	522,469
Futures Contracts	(1,451)
Realized Net Gain (Loss)	521,018
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(465,012)
Futures Contracts	(6,039)
Change in Unrealized Appreciation (Depreciation)	(471,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	471,929

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $513,000, ($22,000), and $10,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	421,962	763,919
Realized Net Gain (Loss)	521,018	853,945
Change in Unrealized Appreciation (Depreciation)	(471,051)	2,723,767
Net Increase (Decrease) in Net Assets Resulting from Operations	471,929	4,341,631
Distributions
Net Investment Income
Investor Shares	(114,494)	(210,236)
ETF Shares	(310,777)	(567,866)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(425,271)	(778,102)
Capital Share Transactions
Investor Shares	293,174	718,901
ETF Shares	447,975	1,941,695
Net Increase (Decrease) from Capital Share Transactions	741,149	2,660,596
Total Increase (Decrease)	787,807	6,224,125
Net Assets
Beginning of Period	27,600,245	21,376,120
End of Period[1]	28,388,052	27,600,245

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $46,607,000 and $49,916,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.67	$28.20	$26.89	$26.98	$23.83	$19.76
Investment Operations
Net Investment Income	. 482[1]	.927[1]	.854	.815	.727	.667
Net Realized and Unrealized Gain (Loss)
on Investments	.042	4.472	1.286	(.088)	3.147	4.063
Total from Investment Operations	.524	5.399	2.140	.727	3.874	4.730
Distributions
Dividends from Net Investment Income	(. 484)	(. 929)	(. 830)	(. 817)	(.724)	(. 660)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 484)	(. 929)	(. 830)	(. 817)	(.724)	(. 660)
Net Asset Value, End of Period	$32.71	$32.67	$28.20	$26.89	$26.98	$23.83

Total Return[2]	1.60%	19.37%	8.11%	2.78%	16.48%	24.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,883	$7,590	$5,879	$4,368	$4,066	$3,019
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.16%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.85%	3.00%	3.19%	3.06%	2.92%	3.10%
Portfolio Turnover Rate [3]	2%	9%	7%	11%	12%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$82.46	$71.19	$67.88	$68.11	$60.16	$49.89
Investment Operations
Net Investment Income	1.248[1]	2.394[1]	2.203	2.104	1.885	1.732
Net Realized and Unrealized Gain (Loss)
on Investments	.114	11.301	3.245	(.222)	7.943	10.247
Total from Investment Operations	1.362	13.695	5.448	1.882	9.828	11.979
Distributions
Dividends from Net Investment Income	(1.252)	(2.425)	(2.138)	(2.112)	(1.878)	(1.709)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.252)	(2.425)	(2.138)	(2.112)	(1.878)	(1.709)
Net Asset Value, End of Period	$82.57	$82.46	$71.19	$67.88	$68.11	$60.16

Total Return	1.63%	19.46%	8.18%	2.84%	16.56%	24.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,505	$20,010	$15,497	$11,214	$9,782	$6,918
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.07%	3.26%	3.13%	3.00%	3.19%
Portfolio Turnover Rate[2]	2%	9%	7%	11%	12%	13%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

High Dividend Yield Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

22

High Dividend Yield Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $1,529,000, representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	28,275,612	—	—
Temporary Cash Investments	78,821	7,994	—
Futures Contracts—Liabilities[1]	(1,049)	—	—
Total	28,353,384	7,994	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

23

High Dividend Yield Index Fund

During the six months ended April 30, 2018, the fund realized $554,082,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $273,476,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $255,161,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2018, the cost of investment securities for tax purposes was $23,523,080,000. Net unrealized appreciation of investment securities for tax purposes was $4,839,347,000, consisting of unrealized gains of $5,828,961,000 on securities that had risen in value since their purchase and $989,614,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2018, the fund purchased $2,628,549,000 of investment securities and sold $1,929,313,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,865,896,000 and $1,683,655,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,010,886	29,862	2,032,133	66,558
Issued in Lieu of Cash Distributions	91,082	2,773	169,270	5,467
Redeemed	(808,794)	(23,995)	(1,482,502)	(48,193)
Net Increase (Decrease)—Investor Shares	293,174	8,640	718,901	23,832
ETF Shares
Issued	2,136,750	25,390	4,601,220	59,187
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,688,775)	(19,725)	(2,659,525)	(34,200)
Net Increase (Decrease)—ETF Shares	447,975	5,665	1,941,695	24,987

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,016.03	$0.75
ETF Shares	1,000.00	1,016.31	0.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$0.75
ETF Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

27

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	London Stock Exchange Group companies include FTSE
International Limited (”FTSE”), Frank Russell Company
(”Russell”), MTS Next Limited (”MTS”), and FTSE TMX
Global Debt Capital Markets Inc. (”FTSE TMX”). All
This material may be used in conjunction	rights reserved. ”FTSE®”, ”Russell®”, ”MTS®”, ”FTSE
with the offering of shares of any Vanguard	TMX®” and ”FTSE Russell” and other service marks
fund only if preceded or accompanied by	and trademarks related to the FTSE or Russell indexes
the fund’s current prospectus.	are trademarks of the London Stock Exchange Group
companies and are used by FTSE, MTS, FTSE TMX and
All comparative mutual fund data are from Lipper, a	Russell under licence. All information is provided for
Thomson Reuters Company, or Morningstar, Inc., unless	information purposes only. No responsibility or liability
otherwise noted.	can be accepted by the London Stock Exchange Group
You can obtain a free copy of Vanguard’s proxy voting	companies nor its licensors for any errors or for any
guidelines by visiting vanguard.com/proxyreporting or by	loss from use of this publication. Neither the London
calling Vanguard at 800-662-2739. The guidelines are	Stock Exchange Group companies nor any of its
also available from the SEC’s website, sec.gov. In	licensors make any claim, prediction, warranty or
addition, you may obtain a free report on how your fund	representation whatsoever, expressly or impliedly,
voted the proxies for securities it owned during the 12	either as to the results to be obtained from the use of
months ended June 30. To get the report, visit either	the FTSE Indexes or the fitness or suitability of the
vanguard.com/proxyreporting or sec.gov.	Indexes for any particular purpose to which they might
be put.
You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062018

Semiannual Report | April 30, 2018

Vanguard Emerging Markets
Government Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	49
Trustees Approve Advisory Arrangement.	51
Glossary.	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard Emerging Markets Government Bond Index Fund returned –2.69% for Investor Shares. That was in line with the performance of its benchmark (–2.46%) after taking the cost of running the fund into account. The fund’s peer group had an average return of –1.04%.

• The period was marked by rising interest rates and an upswing in volatility, which seemed to result from an accumulation of concerns. Among them were the prospect of an upturn in inflation, a more aggressive pace of monetary tightening, and a flare-up in global trade tensions. Emerging-market bonds repriced significantly in February, and yield spreads with U.S. Treasuries ended the fiscal half year a little wider.

• Among the larger constituents in the index, South Africa outperformed significantly as reform momentum accelerated. So did Brazil, which pulled out of recession. Laggards included Indonesia, Argentina, Saudi Arabia, and Venezuela.

Total Returns: Six Months Ended April 30, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.37%	1.95%	-4.64%	-2.69%
ETF Shares	4.54
Market Price				-2.76
Net Asset Value				-2.59
Admiral™ Shares	4.54	2.04	-4.64	-2.60
Institutional Shares	4.57	2.06	-4.62	-2.56
Bloomberg Barclays USD Emerging Markets Government
RIC Capped Index				-2.46
Emerging Markets Hard Currency Debt Funds Average				-1.04

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond Index
Fund	0.49%	0.32%	0.32%	0.29%	1.13%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratios were 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32% for Admiral Shares, and 0.29% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group:  Emerging Markets Hard Currency Debt Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	860,548,560	28,473,629	96.8%
Emerson U. Fullwood	859,625,511	29,396,677	96.7%
Amy Gutmann	859,439,842	29,582,347	96.7%
JoAnn Heffernan Heisen	860,336,031	28,686,158	96.8%
F. Joseph Loughrey	860,411,988	28,610,200	96.8%
Mark Loughridge	860,924,717	28,097,471	96.8%
Scott C. Malpass	859,842,339	29,179,849	96.7%
F. William McNabb III	859,460,373	29,561,815	96.7%
Deanna Mulligan	860,984,342	28,037,846	96.8%
André F. Perold	850,692,197	38,329,992	95.7%
Sarah Bloom Raskin	860,331,311	28,690,878	96.8%
Peter F. Volanakis	860,652,393	28,369,796	96.8%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Emerging Markets Government
Bond Index Fund	16,758,206	608,780	919,293	3,646,164	76.4%

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Emerging Markets Government
Bond Index Fund	16,736,340	549,473	1,000,466	3,646,164	76.3%

6

Emerging Markets Government Bond Index Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGOVX	VWOB	VGAVX	VGIVX
Expense Ratio[1]	0.49%	0.32%	0.32%	0.29%
30-Day SEC Yield	4.37%	4.54%	4.54%	4.57%

Financial Attributes
		Bloomberg
		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	1,042	1,126
Yield to Maturity (before
expenses)	5.3%	5.3%
Average Coupon	5.3%	5.3%
Average Duration	6.4 years	6.3 years
Average Effective
Maturity	10.2 years	10.4 years
Short-Term Reserves	0.7%	—

Sector Diversification (% of portfolio)
Foreign		100.0%

Volatility Measures
Bloomberg
Barclays USD
Emerging Mkts
Government
RIC Capped Idx
R-Squared	1.00
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
Aaa	0.2%
Aa	5.2
A	20.9
Baa	37.6
Less Than Baa	36.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	18.4
3 - 5 Years	19.4
5 - 10 Years	35.9
10 - 20 Years	8.5
20 - 30 Years	16.0
Over 30 Years	1.4

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratios were 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32% for Admiral Shares, and 0.29% for Institutional Shares.

7

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio exposure)
Fund
Emerging Markets
China	16.9%
Mexico	7.9
Brazil	6.5
Indonesia	5.5
United Arab Emirates	4.8
Russia	4.7
Turkey	4.4
Argentina	4.4
Saudi Arabia	3.8
Qatar	3.2
Colombia	2.5
Philippines	2.2
Lebanon	1.6
Malaysia	1.6
South Africa	1.6
Chile	1.5
Kazakhstan	1.5
Egypt	1.4
India	1.4
Oman	1.3
Ukraine	1.3
Panama	1.2
Bahrain	1.1
Ecuador	1.1
Hungary	1.1
Peru	1.1
Dominican Republic	1.0
Poland	1.0
Uruguay	1.0
Other	11.4
Total	100.0%

8

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2013, Through April 30, 2018
				Bloomberg
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.39%
2014	4.46	2.16	6.62	7.00
2015	4.36	-4.52	-0.16	-0.08
2016	4.97	5.68	10.65	11.05
2017	4.66	0.80	5.46	5.74
2018	1.95	-4.64	-2.69	-2.46
Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	2.74%	4.44%	-0.50%	3.94%
Fee-Adjusted Returns		1.97			3.78
ETF Shares	5/31/2013
Market Price		2.92			4.22
Net Asset Value		2.89			4.09
Admiral Shares	5/31/2013	2.90	4.61	-0.50	4.11
Fee-Adjusted Returns		2.13			3.95
Institutional Shares	2/11/2015[1]	2.92	4.88	0.73	5.61
Fee-Adjusted Returns		2.15			5.36

1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

9

Emerging Markets Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Angola (0.1%)
Sovereign Bond (0.1%)
	Republic of Angola	9.500%	11/12/25	1,400	1,574
Total Angola (Cost $1,415)					1,574
Argentina (4.3%)
Corporate Bond (0.0%)
	Pampa Energia SA	7.375%	7/21/23	500	520
					520
Sovereign Bonds (4.3%)
	Argentine Republic	6.875%	4/22/21	4,525	4,751
	Argentine Republic	5.625%	1/26/22	3,000	3,023
	Argentine Republic	4.625%	1/11/23	1,300	1,245
	Argentine Republic	7.500%	4/22/26	6,070	6,364
	Argentine Republic	6.875%	1/26/27	4,200	4,185
	Argentine Republic	5.875%	1/11/28	3,850	3,526
	Argentine Republic	6.625%	7/6/28	150	145
	Argentine Republic	8.280%	12/31/33	1,012	1,058
	Argentine Republic	8.280%	12/31/33	3,854	4,134
	Argentine Republic	7.125%	7/6/36	2,615	2,494
	Argentine Republic	2.500%	12/31/38	6,844	4,457
	Argentine Republic	7.625%	4/22/46	3,900	3,777
	Argentine Republic	6.875%	1/11/48	2,600	2,314
1	City of Buenos Aires	8.950%	2/19/21	200	213
1	City of Buenos Aires	7.500%	6/1/27	250	258
[1,2]	City of Buenos Aires	7.500%	6/1/27	1,000	1,033
1	Provincia de Buenos Aires	10.875%	1/26/21	1,500	1,641
1	Provincia de Buenos Aires	9.950%	6/9/21	600	665
[1,2]	Provincia de Buenos Aires	9.950%	6/9/21	650	720
1	Provincia de Buenos Aires	9.125%	3/16/24	1,000	1,108
1	Provincia de Buenos Aires	7.875%	6/15/27	2,000	2,035
	Provincia de Cordoba	7.125%	6/10/21	300	313
2	Provincia de Cordoba	7.125%	8/1/27	550	532
1	Provincia de Mondoza	8.375%	5/19/24	400	422
1	Provincia del Chubut	7.750%	7/26/26	500	470
	YPF SA	8.500%	3/23/21	1,200	1,303

10

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	YPF SA	8.750%	4/4/24	1,345	1,482
	YPF SA	8.500%	7/28/25	1,675	1,829
2	YPF SA	7.000%	12/15/47	1,025	907
					56,404
Total Argentina (Cost $56,528)					56,924
Armenia (0.1%)
Sovereign Bonds (0.1%)
2	Republic of Armenia	6.000%	9/30/20	200	204
	Republic of Armenia	6.000%	9/30/20	200	204
	Republic of Armenia	7.150%	3/26/25	500	537
Total Armenia (Cost $924)					945
Azerbaijan (0.5%)
Sovereign Bonds (0.5%)
2	Republic of Azerbaijan	4.750%	3/18/24	400	398
	Republic of Azerbaijan	4.750%	3/18/24	800	796
[1,2]	Republic of Azerbaijan	3.500%	9/1/32	1,100	903
3	Southern Gas Corridor CJSC	6.875%	3/24/26	2,000	2,187
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	1,700	1,693
	State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	200	215
Total Azerbaijan (Cost $6,148)					6,192
Bahamas (0.1%)
Sovereign Bond (0.1%)
[1,2]	Commonwealth of the Bahamas	6.000%	11/21/28	850	877
Total Bahamas (Cost $850)					877
Bahrain (1.1%)
Sovereign Bonds (1.1%)
	Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	236
	Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	400	390
	CBB International Sukuk Co. SPC	5.624%	2/12/24	1,000	971
2	Kingdom of Bahrain	5.500%	3/31/20	1,900	1,900
	Kingdom of Bahrain	5.875%	1/26/21	200	201
2	Kingdom of Bahrain	6.125%	7/5/22	1,200	1,204
2	Kingdom of Bahrain	6.125%	8/1/23	150	150
	Kingdom of Bahrain	6.125%	8/1/23	625	623
	Kingdom of Bahrain	7.000%	1/26/26	1,300	1,289
2	Kingdom of Bahrain	7.000%	1/26/26	2,200	2,181
	Kingdom of Bahrain	7.000%	10/12/28	2,200	2,097
2	Kingdom of Bahrain	6.750%	9/20/29	800	739
	Kingdom of Bahrain	6.000%	9/19/44	400	321
2	Kingdom of Bahrain	6.000%	9/19/44	1,050	843
2	Oil and Gas Holding Co. BSCC	7.500%	10/25/27	1,000	975
Total Bahrain (Cost $14,932)					14,120
Belarus (0.1%)
Sovereign Bonds (0.1%)
	Republic of Belarus	6.875%	2/28/23	800	838
	Republic of Belarus	7.625%	6/29/27	600	645
Total Belarus (Cost $1,492)					1,483

11

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Belize (0.0%)
Sovereign Bond (0.0%)
	Belize	4.938%	2/20/34	450	268
Total Belize (Cost $305)					268
Bermuda (0.1%)
Sovereign Bonds (0.1%)
2	Bermuda	4.854%	2/6/24	400	419
	Bermuda	4.854%	2/6/24	400	417
1	Bermuda	3.717%	1/25/27	950	913
Total Bermuda (Cost $1,771)					1,749
Bolivia (0.1%)
Sovereign Bonds (0.1%)
	Plurinational State of Bolivia	5.950%	8/22/23	600	639
[1,2]	Plurinational State of Bolivia	4.500%	3/20/28	1,000	933
Total Bolivia (Cost $1,640)					1,572
Brazil (6.3%)
Sovereign Bonds (6.3%)
	Banco do Brasil SA	6.000%	1/22/20	695	723
	Banco do Brasil SA	5.375%	1/15/21	375	384
	Banco do Brasil SA	5.875%	1/26/22	1,875	1,919
	Banco do Brasil SA	3.875%	10/10/22	1,726	1,661
	Banco do Brasil SA	5.875%	1/19/23	850	874
2	Banco do Brasil SA	4.875%	4/19/23	800	795
	Banco do Brasil SA	8.500%	10/29/49	425	462
	Banco Nacional de Desenvolvimento
	Economico e Social	6.500%	6/10/19	950	981
2	Banco Nacional de Desenvolvimento
	Economico e Social	5.500%	7/12/20	400	413
	Banco Nacional de Desenvolvimento
	Economico e Social	5.500%	7/12/20	200	206
2	Banco Nacional de Desenvolvimento
	Economico e Social	4.750%	5/9/24	1,300	1,280
	Banco Nacional de Desenvolvimento
	Economico e Social	4.750%	5/9/24	700	690
	Caixa Economica Federal	4.250%	5/13/19	1,950	1,965
	Caixa Economica Federal	3.500%	11/7/22	150	141
	Cemig Geracao e Transmissao SA	9.250%	12/5/24	600	649
	Centrais Eletricas Brasileiras SA	6.875%	7/30/19	900	930
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,600	1,632
	Federative Republic of Brazil	8.875%	10/14/19	175	189
	Federative Republic of Brazil	4.875%	1/22/21	3,326	3,430
	Federative Republic of Brazil	2.625%	1/5/23	2,761	2,599
	Federative Republic of Brazil	8.875%	4/15/24	707	885
	Federative Republic of Brazil	4.250%	1/7/25	4,472	4,416
	Federative Republic of Brazil	8.750%	2/4/25	350	439
	Federative Republic of Brazil	6.000%	4/7/26	450	488
	Federative Republic of Brazil	10.125%	5/15/27	966	1,343
1	Federative Republic of Brazil	4.625%	1/13/28	2,610	2,514
	Federative Republic of Brazil	8.250%	1/20/34	1,425	1,771
	Federative Republic of Brazil	7.125%	1/20/37	2,665	3,045
	Federative Republic of Brazil	5.625%	1/7/41	2,226	2,126

12

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	5.000%	1/27/45	3,561	3,080
Federative Republic of Brazil	5.625%	2/21/47	2,200	2,068
Petrobras Global Finance BV	8.375%	5/23/21	2,940	3,315
Petrobras Global Finance BV	6.125%	1/17/22	500	528
Petrobras Global Finance BV	4.375%	5/20/23	4,200	4,090
Petrobras Global Finance BV	6.250%	3/17/24	1,325	1,391
2 Petrobras Global Finance BV	5.299%	1/27/25	1,859	1,826
Petrobras Global Finance BV	8.750%	5/23/26	4,708	5,497
Petrobras Global Finance BV	7.375%	1/17/27	4,270	4,569
Petrobras Global Finance BV	5.999%	1/27/28	550	538
2 Petrobras Global Finance BV	5.999%	1/27/28	6,058	5,907
Petrobras Global Finance BV	5.750%	2/1/29	1,800	1,710
Petrobras Global Finance BV	5.625%	5/20/43	600	501
Petrobras Global Finance BV	7.250%	3/17/44	910	901
Petrobras Global Finance BV	6.850%	6/5/15	2,375	2,203
Petrobras International Finance Co. SA	5.375%	1/27/21	1,517	1,572
Petrobras International Finance Co. SA	6.875%	1/20/40	2,415	2,318
Petrobras International Finance Co. SA	6.750%	1/27/41	2,277	2,163
Total Brazil (Cost $79,709)				83,127
Cameroon (0.0%)
Sovereign Bond (0.0%)
1 Republic of Cameroon	9.500%	11/19/25	500	575
Total Cameroon (Cost $493)				575
Chile (1.5%)
Sovereign Bonds (1.5%)
2 Banco del Estado de Chile	4.125%	10/7/20	400	407
2 Banco del Estado de Chile	2.668%	1/8/21	400	389
2 Banco del Estado de Chile	3.875%	2/8/22	725	727
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	606
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	350	339
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	650	631
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	675	691
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	154
Corp. Nacional del Cobre de Chile	4.500%	9/16/25	1,100	1,122
2 Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	762
Corp. Nacional del Cobre de Chile	3.625%	8/1/27	1,100	1,045
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	336
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	100	118
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	400	379
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	227
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	700	795
Corp. Nacional del Cobre de Chile	4.875%	11/4/44	900	928
2 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	413
Corp. Nacional del Cobre de Chile	4.500%	8/1/47	1,450	1,415
2 Empresa de Transporte de Pasajeros
Metro SA	4.750%	2/4/24	200	206
2 Empresa de Transporte de Pasajeros
Metro SA	5.000%	1/25/47	400	406
2 Empresa Nacional del Petroleo	4.750%	12/6/21	536	549
Empresa Nacional del Petroleo	4.375%	10/30/24	500	502
2 Empresa Nacional del Petroleo	4.500%	9/14/47	1,000	917
Republic of Chile	3.875%	8/5/20	500	509

13

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Republic of Chile	3.125%	3/27/25	1,050	1,020
Republic of Chile	3.125%	1/21/26	1,090	1,049
1 Republic of Chile	3.240%	2/6/28	2,150	2,054
Republic of Chile	3.860%	6/21/47	1,150	1,078
Total Chile (Cost $19,859)				19,774
China (16.5%)
Corporate Bonds (0.2%)
Azure Nova International Finance Ltd.	2.250%	11/1/19	1,400	1,370
2 China Southern Power Grid International
Finance BVI Co. Ltd.	2.750%	5/8/22	1,000	965
				2,335
Sovereign Bonds (16.3%)
ABCL Glory Capital Ltd.	2.500%	6/21/21	1,500	1,450
Agricultural Bank of China Ltd.	2.750%	5/21/20	250	246
Agricultural Bank of China Ltd.	2.750%	10/20/20	200	197
Amber Circle Funding Ltd.	3.250%	12/4/22	1,950	1,908
Avi Funding Co. Ltd.	2.850%	9/16/20	300	295
2 Avi Funding Co. Ltd.	2.850%	9/16/20	400	394
Avi Funding Co. Ltd.	3.800%	9/16/25	1,000	977
Bank of China Ltd.	1.875%	7/12/19	1,000	984
4 Bank of China Ltd.	2.603%	2/14/20	1,150	1,151
4 Bank of China Ltd.	2.581%	5/11/20	600	600
Bank of China Ltd.	2.875%	6/30/20	2,800	2,768
Bank of China Ltd.	2.375%	3/1/21	750	726
Bank of China Ltd.	2.250%	7/12/21	700	671
2 Bank of China Ltd.	5.000%	11/13/24	1,000	1,024
Bank of China Ltd.	5.000%	11/13/24	2,200	2,252
Bank of China Ltd.	3.875%	6/30/25	775	767
Beijing State-Owned Assets Management
Hong Kong Co. Ltd.	4.125%	5/26/25	1,000	972
Bluestar Finance Holdings Ltd.	3.125%	9/30/19	1,000	990
Bluestar Finance Holdings Ltd.	4.375%	6/11/20	200	201
Bluestar Finance Holdings Ltd.	3.500%	9/30/21	300	292
Bluestar Finance Holdings Ltd.	4.375%	12/29/49	700	700
BOC Aviation Ltd.	3.000%	3/30/20	1,000	990
2 BOC Aviation Ltd.	2.375%	9/15/21	900	861
BOC Aviation Ltd.	2.375%	9/15/21	450	430
BOC Aviation Ltd.	4.375%	5/2/23	500	502
BOC Aviation Ltd.	3.875%	4/27/26	800	762
CCBL Cayman 1 Corp. Ltd.	2.750%	5/31/21	450	435
CCBL Cayman Corp. Ltd.	3.250%	7/28/20	300	296
CCCI Treasure Ltd.	3.500%	12/29/49	1,100	1,079
CGNPC International Ltd.	4.000%	5/19/25	500	491
Chalco Hong Kong Investment Co. Ltd.	4.250%	12/31/49	450	437
Charming Light Investments Ltd.	3.750%	9/3/19	1,910	1,910
Charming Light Investments Ltd.	2.375%	8/30/21	400	380
Charming Light Investments Ltd.	4.375%	12/21/27	950	890
China Cinda Finance 2014 Ltd.	4.000%	5/14/19	900	903
China Cinda Finance 2014 Ltd.	5.625%	5/14/24	800	840
China Cinda Finance 2015 I Ltd.	3.125%	4/23/20	2,200	2,169
China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	1,900	1,850
China Cinda Finance 2017 I Ltd.	3.650%	3/9/22	300	295
China Cinda Finance 2017 I Ltd.	4.400%	3/9/27	2,400	2,292

14

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
China Clean Energy Development Ltd.	4.000%	11/5/25	1,000	979
China Construction Bank Asia Corp. Ltd.	3.250%	7/2/19	2,800	2,798
1 China Construction Bank Asia Corp. Ltd.	4.250%	8/20/24	700	702
4 China Construction Bank Corp.	2.754%	5/31/20	1,000	1,001
4 China Construction Bank Corp.	2.825%	12/4/20	475	476
1 China Construction Bank Corp.	3.875%	5/13/25	2,225	2,214
China Development Bank Corp.	1.625%	6/22/19	200	197
4 China Development Bank Corp.	2.575%	3/6/20	200	200
China Development Bank Corp.	2.500%	10/9/20	2,500	2,451
China Development Bank Corp.	2.125%	6/1/21	2,150	2,068
China Development Bank Corp.	2.625%	1/24/22	2,100	2,033
4 China Development Bank Corp.	2.725%	3/6/22	1,300	1,299
China Development Bank Corp.	3.375%	1/24/27	200	191
China Development Bank Corp.	4.000%	1/24/37	645	626
China Great Wall International Holdings III Ltd.	2.250%	10/27/19	200	196
China Great Wall International Holdings III Ltd.	2.625%	10/27/21	200	191
China Great Wall International Holdings III Ltd.	3.125%	8/31/22	2,400	2,292
China Great Wall International Holdings III Ltd.	3.875%	8/31/27	450	413
1 China Life Insurance Co. Ltd.	4.000%	7/3/75	1,000	984
China Overseas Finance Cayman II Ltd.	5.500%	11/10/20	1,800	1,876
China Overseas Finance Cayman III Ltd.	5.375%	10/29/23	1,300	1,361
China Overseas Finance Cayman III Ltd.	6.375%	10/29/43	450	542
China Overseas Finance Cayman V Ltd.	3.950%	11/15/22	1,350	1,336
China Overseas Finance Cayman VI Ltd.	5.950%	5/8/24	200	215
2 China Resources Gas Group Ltd.	4.500%	4/5/22	400	408
China Resources Land Ltd.	6.000%	2/27/24	400	434
China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/20	850	843
China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/25	600	589
Chinalco Capital Holdings Ltd.	4.000%	8/25/21	1,300	1,258
CITIC Ltd.	6.375%	4/10/20	1,000	1,048
CITIC Ltd.	6.625%	4/15/21	400	430
CITIC Ltd.	2.800%	12/14/21	300	288
CITIC Ltd.	3.125%	2/28/22	200	194
CITIC Ltd.	6.800%	1/17/23	1,700	1,884
CITIC Ltd.	3.700%	6/14/26	500	465
CITIC Ltd.	3.875%	2/28/27	750	702
CITIC Securities Finance MTN Co. Ltd.	3.500%	10/30/19	1,450	1,445
CNAC HK Finbridge Co. Ltd.	3.500%	7/19/22	2,600	2,507
CNAC HK Finbridge Co. Ltd.	4.125%	7/19/27	1,950	1,801
CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	2,520	2,578
2 CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	307
2 CNOOC Finance 2011 Ltd.	4.250%	1/26/21	1,888	1,924
2 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	232
2 CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,200	1,202
2 CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	212
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	1,050	1,007
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	800	762
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,850	1,822
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,300	1,245
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	2,160	2,174
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	900	938
2 CNPC General Capital Ltd.	2.750%	5/14/19	200	199
CNPC General Capital Ltd.	2.750%	5/14/19	450	448
CNPC General Capital Ltd.	2.700%	11/25/19	1,000	991

15

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
2 CNPC General Capital Ltd.	3.950%	4/19/22	700	706
CNPC General Capital Ltd.	3.400%	4/16/23	250	245
2 CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	1,225	1,261
2 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	400	478
CNRC Capitale Ltd.	3.900%	12/31/49	1,500	1,438
COSCO Finance 2011 Ltd.	4.000%	12/3/22	1,050	1,050
2 COSL Finance BVI Ltd.	3.250%	9/6/22	550	529
COSL Singapore Capital Ltd.	3.500%	7/30/20	1,200	1,193
COSL Singapore Capital Ltd.	4.500%	7/30/25	500	494
CRCC Yupeng Ltd.	3.950%	2/28/49	300	299
CRCC Yuxiang Ltd.	3.500%	5/16/23	950	925
Dianjian Haixing Ltd.	4.050%	10/29/49	200	199
2 Export-Import Bank of China	2.500%	7/31/19	200	199
Export-Import Bank of China	2.500%	7/31/19	1,960	1,946
Export-Import Bank of China	2.000%	4/26/21	300	288
Export-Import Bank of China	2.625%	3/14/22	2,400	2,319
Export-Import Bank of China	2.750%	11/28/22	700	675
Export-Import Bank of China	3.625%	7/31/24	500	491
Export-Import Bank of China	2.875%	4/26/26	1,850	1,702
Export-Import Bank of China	3.375%	3/14/27	500	471
Export-Import Bank of China	4.000%	11/28/47	700	650
Franshion Brilliant Ltd.	5.750%	12/31/49	500	490
2 Franshion Development Ltd.	6.750%	4/15/21	500	534
Huarong Finance 2017 Co. Ltd.	3.375%	1/24/20	300	297
Huarong Finance 2017 Co. Ltd.	3.750%	4/27/22	700	687
4 Huarong Finance 2017 Co. Ltd.	4.216%	4/27/22	1,200	1,232
Huarong Finance 2017 Co. Ltd.	4.750%	4/27/27	2,050	1,978
Huarong Finance Co. Ltd.	4.000%	7/17/19	1,550	1,553
Huarong Finance II Co. Ltd.	2.875%	11/19/18	1,600	1,594
Huarong Finance II Co. Ltd.	2.875%	11/22/19	1,500	1,477
Huarong Finance II Co. Ltd.	4.500%	1/16/20	1,450	1,461
Huarong Finance II Co. Ltd.	3.750%	11/19/20	550	546
Huarong Finance II Co. Ltd.	3.250%	6/3/21	1,250	1,218
Huarong Finance II Co. Ltd.	3.625%	11/22/21	1,400	1,375
Huarong Finance II Co. Ltd.	5.500%	1/16/25	1,600	1,643
Huarong Finance II Co. Ltd.	5.000%	11/19/25	600	596
Huarong Finance II Co. Ltd.	4.625%	6/3/26	1,250	1,203
Huarong Finance II Co. Ltd.	4.875%	11/22/26	1,200	1,171
Huarong Finance II Co. Ltd.	2.875%	12/31/49	1,200	1,117
2 ICBCIL Finance Co. Ltd.	2.375%	5/19/19	700	691
ICBCIL Finance Co. Ltd.	2.125%	9/29/19	800	783
ICBCIL Finance Co. Ltd.	3.250%	3/17/20	1,000	990
ICBCIL Finance Co. Ltd.	3.000%	4/5/20	500	493
ICBCIL Finance Co. Ltd.	3.200%	11/10/20	700	690
2 ICBCIL Finance Co. Ltd.	2.750%	5/19/21	600	580
ICBCIL Finance Co. Ltd.	2.750%	5/19/21	1,450	1,401
ICBCIL Finance Co. Ltd.	2.500%	9/29/21	1,000	953
Industrial & Commercial Bank of China
Asia Ltd.	5.125%	11/30/20	950	979
Industrial & Commercial Bank of China Ltd.	2.000%	5/10/19	1,825	1,802
Industrial & Commercial Bank of China Ltd.	1.875%	8/11/19	200	196
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,300	1,297
4 Industrial & Commercial Bank of China Ltd.	3.129%	4/24/20	1,950	1,951
Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	1,300	1,279
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	1,700	1,652

16

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Industrial & Commercial Bank of China Ltd.	2.452%	10/20/21	350	336
4 Industrial & Commercial Bank of China Ltd.	3.309%	4/24/22	1,400	1,405
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	250	241
Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	2,750	2,781
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	235
Inventive Global Investments Ltd.	2.375%	12/7/19	1,200	1,181
King Power Capital Ltd.	5.625%	11/3/24	500	532
Kunlun Energy Co. Ltd.	2.875%	5/13/20	600	592
Kunlun Energy Co. Ltd.	3.750%	5/13/25	350	342
Minmetals Bounteous Finance BVI Ltd.	3.500%	7/30/20	300	298
Minmetals Bounteous Finance BVI Ltd.	4.750%	7/30/25	600	600
Minmetals Bounteous Finance BVI Ltd.	4.200%	7/27/26	850	816
Nexen Energy ULC	7.875%	3/15/32	475	636
Nexen Energy ULC	5.875%	3/10/35	808	930
Nexen Energy ULC	6.400%	5/15/37	920	1,117
Nexen Energy ULC	7.500%	7/30/39	775	1,064
Prosperous Ray Ltd.	4.625%	11/12/23	550	565
Rongshi International Finance Ltd.	2.875%	5/4/22	500	482
Rongshi International Finance Ltd.	3.625%	5/4/27	500	475
Shanghai Electric Group Global Investment
Ltd.	3.000%	8/14/19	300	298
Shanghai Electric Power Finance Ltd.	3.625%	8/11/20	1,100	1,093
Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/19	1,300	1,309
Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	368
Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/20	1,100	1,103
Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/27	250	263
Sino-Ocean Land Treasure III Ltd.	4.900%	12/31/49	600	552
2 Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	201
2 Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	1,375	1,401
Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	200	204
2 Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	450	550
Sinopec Capital 2013 Ltd.	3.125%	4/24/23	1,500	1,441
2 Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	384
Sinopec Capital 2013 Ltd.	4.250%	4/24/43	200	190
2 Sinopec Group Overseas Development
2012 Ltd.	3.900%	5/17/22	1,619	1,624
Sinopec Group Overseas Development
2012 Ltd.	3.900%	5/17/22	707	709
2 Sinopec Group Overseas Development
2012 Ltd.	4.875%	5/17/42	975	1,017
Sinopec Group Overseas Development
2013 Ltd.	4.375%	10/17/23	1,825	1,861
Sinopec Group Overseas Development
2013 Ltd.	5.375%	10/17/43	200	223
Sinopec Group Overseas Development
2014 Ltd.	4.375%	4/10/24	2,000	2,032
Sinopec Group Overseas Development
2015 Ltd.	2.500%	4/28/20	5,650	5,554
Sinopec Group Overseas Development
2015 Ltd.	3.250%	4/28/25	1,900	1,794
Sinopec Group Overseas Development
2015 Ltd.	4.100%	4/28/45	800	740
Sinopec Group Overseas Development
2016 Ltd.	2.125%	5/3/19	710	703

17

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Sinopec Group Overseas Development
2016 Ltd.	2.750%	5/3/21	400	392
Sinopec Group Overseas Development
2016 Ltd.	2.000%	9/29/21	700	667
Sinopec Group Overseas Development
2016 Ltd.	3.500%	5/3/26	1,000	952
Sinopec Group Overseas Development
2017 Ltd.	2.375%	4/12/20	700	687
2 Sinopec Group Overseas Development
2017 Ltd.	3.000%	4/12/22	700	679
2 Sinopec Group Overseas Development
2017 Ltd.	3.625%	4/12/27	800	766
Sinopec Group Overseas Development
2017 Ltd.	3.625%	4/12/27	600	573
2 Sinopec Group Overseas Development
2017 Ltd.	3.250%	9/13/27	1,000	926
2 Sinopec Group Overseas Development
2017 Ltd.	4.000%	9/13/47	200	181
Skysea International Capital Management	4.875%	12/7/21	1,900	1,976
State Elite Global Ltd.	3.125%	1/20/20	1,000	993
State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	1,410	1,369
2 State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	202
2 State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,000	996
State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,670	1,664
2 State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	200	203
State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	2,270	2,300
2 State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	380
State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	400	435
2 State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	600	580
State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	600	580
State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	1,000	1,001
State Grid Overseas Investment 2016 Ltd.	2.875%	5/18/26	700	643
2 State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	1,200	1,141
State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	1,000	951
2 State Grid Overseas Investment 2016 Ltd.	4.000%	5/4/47	900	855
Three Gorges Finance I Cayman Islands Ltd.	2.300%	6/2/21	400	387
Three Gorges Finance I Cayman Islands Ltd.	3.700%	6/10/25	900	882
Three Gorges Finance I Cayman Islands Ltd.	3.150%	6/2/26	2,300	2,139
Tsinghua Unic Ltd.	4.750%	1/31/21	850	829
Tsinghua Unic Ltd.	5.375%	1/31/23	700	677
				215,070
Total China (Cost $222,316)				217,405
Colombia (2.4%)
Sovereign Bonds (2.4%)
Ecopetrol SA	7.625%	7/23/19	725	765
Ecopetrol SA	5.875%	9/18/23	1,635	1,743
Ecopetrol SA	4.125%	1/16/25	1,150	1,111
Ecopetrol SA	5.375%	6/26/26	1,970	2,032
Ecopetrol SA	7.375%	9/18/43	1,193	1,363
Ecopetrol SA	5.875%	5/28/45	1,530	1,478
Empresas Publicas de Medellin ESP	7.625%	7/29/19	300	316
Oleoducto Central SA	4.000%	5/7/21	400	399
Republic of Colombia	11.750%	2/25/20	390	448
Republic of Colombia	4.375%	7/12/21	2,534	2,602

18

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
1 Republic of Colombia	2.625%	3/15/23	1,610	1,524
Republic of Colombia	4.000%	2/26/24	1,595	1,594
Republic of Colombia	8.125%	5/21/24	690	839
1 Republic of Colombia	4.500%	1/28/26	2,100	2,137
1 Republic of Colombia	3.875%	4/25/27	2,450	2,366
Republic of Colombia	7.375%	9/18/37	1,090	1,381
Republic of Colombia	6.125%	1/18/41	1,107	1,249
1 Republic of Colombia	5.625%	2/26/44	1,984	2,119
1 Republic of Colombia	5.000%	6/15/45	5,550	5,495
Transportadora de Gas Internacional SA ESP	5.700%	3/20/22	600	611
Total Colombia (Cost $31,258)				31,572
Costa Rica (0.4%)
Sovereign Bonds (0.4%)
2 Banco Nacional de Costa Rica	5.875%	4/25/21	1,000	1,039
Banco Nacional de Costa Rica	6.250%	11/1/23	200	207
Instituto Costarricense de Electricidad	6.950%	11/10/21	475	505
Instituto Costarricense de Electricidad	6.375%	5/15/43	200	173
Republic of Costa Rica	4.250%	1/26/23	1,132	1,084
Republic of Costa Rica	5.625%	4/30/43	600	519
Republic of Costa Rica	7.000%	4/4/44	1,000	997
Republic of Costa Rica	7.158%	3/12/45	1,200	1,215
Total Costa Rica (Cost $5,680)				5,739
Cote d’Ivoire (0.4%)
Sovereign Bonds (0.4%)
1 Republic of Cote d’Ivoire	6.375%	3/3/28	1,300	1,308
Republic of Cote d’Ivoire	5.750%	12/31/32	1,346	1,288
2 Republic of Cote d’Ivoire	5.750%	12/31/32	1,418	1,356
1 Republic of Cote d’Ivoire	6.125%	6/15/33	800	756
Total Cote d’Ivoire (Cost $4,726)				4,708
Croatia (0.7%)
Sovereign Bonds (0.7%)
Hrvatska Elektroprivreda	5.875%	10/23/22	500	532
Republic of Croatia	6.750%	11/5/19	1,222	1,282
Republic of Croatia	6.625%	7/14/20	1,794	1,912
Republic of Croatia	6.375%	3/24/21	1,900	2,037
Republic of Croatia	5.500%	4/4/23	1,200	1,272
Republic of Croatia	6.000%	1/26/24	1,435	1,563
Total Croatia (Cost $8,420)				8,598
Dominican Republic (1.0%)
Sovereign Bonds (1.0%)
1 Dominican Republic	7.500%	5/6/21	1,602	1,693
Dominican Republic	6.600%	1/28/24	875	929
1 Dominican Republic	5.875%	4/18/24	750	775
Dominican Republic	5.500%	1/27/25	1,860	1,866
Dominican Republic	6.875%	1/29/26	2,345	2,530
Dominican Republic	5.950%	1/25/27	100	102
Dominican Republic	7.450%	4/30/44	450	493
1 Dominican Republic	6.850%	1/27/45	1,819	1,882
2 Dominican Republic	6.850%	1/27/45	1,170	1,205
2 Dominican Republic	6.500%	2/15/48	1,250	1,244
Total Dominican Republic (Cost $12,766)				12,719

19

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Ecuador (1.1%)
Sovereign Bonds (1.1%)
	Republic of Ecuador	10.500%	3/24/20	1,500	1,546
	Republic of Ecuador	10.750%	3/28/22	1,900	2,006
	Republic of Ecuador	8.750%	6/2/23	900	880
	Republic of Ecuador	7.950%	6/20/24	1,950	1,830
	Republic of Ecuador	9.650%	12/13/26	1,550	1,524
2	Republic of Ecuador	9.625%	6/2/27	770	755
	Republic of Ecuador	9.625%	6/2/27	200	196
2	Republic of Ecuador	7.875%	1/23/28	6,000	5,325
Total Ecuador (Cost $14,827)					14,062
Egypt (1.3%)
Sovereign Bonds (1.3%)
	Arab Republic of Egypt	5.750%	4/29/20	912	934
	Arab Republic of Egypt	6.125%	1/31/22	2,700	2,770
2	Arab Republic of Egypt	5.577%	2/21/23	1,200	1,205
	Arab Republic of Egypt	5.875%	6/11/25	3,175	3,119
	Arab Republic of Egypt	7.500%	1/31/27	1,700	1,795
2	Arab Republic of Egypt	6.588%	2/21/28	3,000	2,976
	Arab Republic of Egypt	6.875%	4/30/40	500	476
	Arab Republic of Egypt	8.500%	1/31/47	1,950	2,089
2	Arab Republic of Egypt	7.903%	2/21/48	1,200	1,218
Total Egypt (Cost $16,460)					16,582
El Salvador (0.5%)
Sovereign Bonds (0.5%)
	Republic of El Salvador	7.375%	12/1/19	1,045	1,084
	Republic of El Salvador	7.750%	1/24/23	1,035	1,114
	Republic of El Salvador	5.875%	1/30/25	300	294
	Republic of El Salvador	6.375%	1/18/27	669	661
2	Republic of El Salvador	6.375%	1/18/27	300	296
2	Republic of El Salvador	8.625%	2/28/29	150	171
	Republic of El Salvador	8.250%	4/10/32	604	668
	Republic of El Salvador	7.650%	6/15/35	1,490	1,552
	Republic of El Salvador	7.625%	2/1/41	568	592
Total El Salvador (Cost $6,111)					6,432
Ethiopia (0.1%)
Sovereign Bond (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	1,150	1,161
Total Ethiopia (Cost $1,118)					1,161
Gabon (0.2%)
Sovereign Bonds (0.2%)
[1,2]	Gabonese Republic	6.375%	12/12/24	400	390
1	Gabonese Republic	6.375%	12/12/24	1,586	1,545
	Gabonese Republic	6.950%	6/16/25	200	199
Total Gabon (Cost $2,161)					2,134
Georgia (0.1%)
Sovereign Bonds (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	900	965
	Republic of Georgia	6.875%	4/12/21	400	430
Total Georgia (Cost $1,391)					1,395

20

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Ghana (0.3%)
Sovereign Bonds (0.3%)
1	Republic of Ghana	9.250%	9/15/22	500	568
2	Republic of Ghana	7.875%	8/7/23	400	435
[1,2]	Republic of Ghana	8.125%	1/18/26	300	320
1	Republic of Ghana	8.125%	1/18/26	1,270	1,356
1	Republic of Ghana	10.750%	10/14/30	1,000	1,293
Total Ghana (Cost $3,464)					3,972
Guatemala (0.2%)
Sovereign Bonds (0.2%)
	Republic of Guatemala	5.750%	6/6/22	700	737
	Republic of Guatemala	4.500%	5/3/26	1,300	1,271
	Republic of Guatemala	4.875%	2/13/28	600	591
Total Guatemala (Cost $2,629)					2,599
Honduras (0.1%)
Sovereign Bonds (0.1%)
	Republic of Honduras	8.750%	12/16/20	700	765
1	Republic of Honduras	7.500%	3/15/24	200	217
	Republic of Honduras	6.250%	1/19/27	800	827
Total Honduras (Cost $1,729)					1,809
Hungary (1.0%)
Sovereign Bonds (1.0%)
	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	213
[2,5]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	1,100	1,173
	Republic of Hungary	6.250%	1/29/20	1,565	1,643
	Republic of Hungary	6.375%	3/29/21	3,497	3,768
	Republic of Hungary	5.375%	2/21/23	1,812	1,941
	Republic of Hungary	5.750%	11/22/23	1,470	1,606
	Republic of Hungary	5.375%	3/25/24	1,125	1,211
	Republic of Hungary	7.625%	3/29/41	1,450	2,042
Total Hungary (Cost $13,546)					13,597
India (1.4%)
Sovereign Bonds (1.4%)
	Bank of Baroda	4.875%	7/23/19	975	989
	Bank of India	3.125%	5/6/20	400	392
	Bank of India	6.250%	2/16/21	900	947
	Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	400	408
	Bharat Petroleum Corp. Ltd.	4.000%	5/8/25	400	386
	BPRL International Singapore Pte Ltd.	4.375%	1/18/27	550	533
	Export-Import Bank of India	3.875%	10/2/19	500	503
	Export-Import Bank of India	2.750%	4/1/20	600	591
	Export-Import Bank of India	2.750%	8/12/20	200	196
	Export-Import Bank of India	3.125%	7/20/21	700	686
	Export-Import Bank of India	4.000%	1/14/23	600	598
	Export-Import Bank of India	3.375%	8/5/26	1,900	1,761
2	Export-Import Bank of India	3.875%	2/1/28	1,400	1,331
	Indian Oil Corp. Ltd.	5.625%	8/2/21	500	526
	Indian Oil Corp. Ltd.	5.750%	8/1/23	400	427

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
NTPC Ltd.	5.625%	7/14/21	400	421
NTPC Ltd.	4.750%	10/3/22	450	462
NTPC Ltd.	4.375%	11/26/24	400	401
NTPC Ltd.	4.250%	2/26/26	450	441
Oil India International Pte Ltd.	4.000%	4/21/27	800	752
Oil India Ltd.	5.375%	4/17/24	450	471
ONGC Videsh Ltd.	3.250%	7/15/19	900	897
ONGC Videsh Ltd.	3.750%	5/7/23	700	686
ONGC Videsh Ltd.	4.625%	7/15/24	900	912
Power Grid Corp. of India Ltd.	3.875%	1/17/23	600	592
4 State Bank of India	3.275%	4/6/20	1,150	1,151
State Bank of India	3.250%	1/24/22	700	681
2 State Bank of India	4.875%	4/17/24	400	412
Total India (Cost $18,960)				18,553
Indonesia (5.4%)
Sovereign Bonds (5.4%)
Majapahit Holding BV	8.000%	8/7/19	350	372
Majapahit Holding BV	7.750%	1/20/20	2,625	2,809
Majapahit Holding BV	7.875%	6/29/37	400	514
2 Pelabuhan Indonesia II PT	4.250%	5/5/25	300	292
Pelabuhan Indonesia II PT	4.250%	5/5/25	1,150	1,121
Pelabuhan Indonesia II PT	5.375%	5/5/45	500	476
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	200
Pertamina Persero PT	5.250%	5/23/21	450	467
Pertamina Persero PT	4.875%	5/3/22	1,950	1,999
2 Pertamina Persero PT	4.300%	5/20/23	430	430
Pertamina Persero PT	4.300%	5/20/23	1,100	1,101
Pertamina Persero PT	6.500%	5/27/41	200	222
2 Pertamina Persero PT	6.000%	5/3/42	750	786
Pertamina Persero PT	6.000%	5/3/42	1,450	1,522
2 Pertamina Persero PT	5.625%	5/20/43	200	199
Pertamina Persero PT	5.625%	5/20/43	1,425	1,418
Pertamina Persero PT	6.450%	5/30/44	1,300	1,440
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	409
Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	800	820
Perusahaan Listrik Negara PT	5.500%	11/22/21	1,000	1,046
2 Perusahaan Listrik Negara PT	4.125%	5/15/27	1,450	1,363
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	476
2 Perusahaan Listrik Negara PT	5.250%	10/24/42	300	285
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	378	368
2 Perusahaan Penerbit SBSN Indonesia III	3.750%	3/1/23	800	788
Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	2,250	2,267
2 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	605
6 Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	1,200	1,197
Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	1,250	1,258
6 Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	1,500	1,459
2 Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	1,000	987
Republic of Indonesia	5.875%	3/13/20	1,210	1,269
2 Republic of Indonesia	5.875%	3/13/20	350	367
Republic of Indonesia	4.875%	5/5/21	4,200	4,350
Republic of Indonesia	3.700%	1/8/22	1,500	1,496

22

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Republic of Indonesia	3.375%	4/15/23	1,900	1,848
Republic of Indonesia	5.375%	10/17/23	1,359	1,448
Republic of Indonesia	5.875%	1/15/24	2,650	2,879
Republic of Indonesia	4.125%	1/15/25	1,575	1,569
2 Republic of Indonesia	4.125%	1/15/25	200	199
Republic of Indonesia	4.750%	1/8/26	2,400	2,476
Republic of Indonesia	4.350%	1/8/27	1,100	1,101
2 Republic of Indonesia	3.850%	7/18/27	1,000	965
Republic of Indonesia	3.850%	7/18/27	500	482
Republic of Indonesia	4.100%	4/24/28	900	876
Republic of Indonesia	8.500%	10/12/35	1,840	2,578
Republic of Indonesia	6.625%	2/17/37	2,637	3,140
Republic of Indonesia	7.750%	1/17/38	1,863	2,485
Republic of Indonesia	5.250%	1/17/42	1,750	1,809
Republic of Indonesia	4.625%	4/15/43	2,175	2,081
Republic of Indonesia	6.750%	1/15/44	1,850	2,291
2 Republic of Indonesia	6.750%	1/15/44	100	124
Republic of Indonesia	5.125%	1/15/45	3,619	3,668
Republic of Indonesia	5.950%	1/8/46	200	227
Republic of Indonesia	5.250%	1/8/47	2,000	2,067
Republic of Indonesia	4.750%	7/18/47	600	582
Total Indonesia (Cost $70,926)				71,073
Iraq (0.3%)
Sovereign Bonds (0.3%)
2 Republic of Iraq	6.752%	3/9/23	1,250	1,247
Republic of Iraq	6.752%	3/9/23	950	948
1 Republic of Iraq	5.800%	1/15/28	1,445	1,362
Total Iraq (Cost $3,486)				3,557
Jamaica (0.4%)
Sovereign Bonds (0.4%)
1 Jamaica	7.625%	7/9/25	450	520
Jamaica	6.750%	4/28/28	2,050	2,270
1 Jamaica	8.000%	3/15/39	648	767
Jamaica	7.875%	7/28/45	950	1,120
Total Jamaica (Cost $4,325)				4,677
Jordan (0.2%)
Sovereign Bonds (0.2%)
Hashemite Kingdom of Jordan	6.125%	1/29/26	850	832
Hashemite Kingdom of Jordan	5.750%	1/31/27	1,200	1,139
2 Hashemite Kingdom of Jordan	7.375%	10/10/47	1,000	975
Total Jordan (Cost $3,108)				2,946
Kazakhstan (1.8%)
Sovereign Bonds (1.8%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,500	1,494
KazAgro National Management Holding JSC	4.625%	5/24/23	850	830
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	1,000	1,093
KazMunayGas National Co. JSC	7.000%	5/5/20	1,920	2,054
KazMunayGas National Co. JSC	6.375%	4/9/21	1,399	1,497
2 KazMunayGas National Co. JSC	3.875%	4/19/22	4,000	3,950

23

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
2 KazMunayGas National Co. JSC	4.750%	4/24/25	1,000	996
2 KazMunayGas National Co. JSC	4.750%	4/19/27	400	394
2 KazMunayGas National Co. JSC	5.375%	4/24/30	500	499
KazMunayGas National Co. JSC	5.750%	4/30/43	350	370
KazMunayGas National Co. JSC	5.750%	4/19/47	2,300	2,197
2 KazMunayGas National Co. JSC	5.750%	4/19/47	200	190
2 KazMunayGas National Co. JSC	6.375%	10/24/48	1,100	1,122
Republic of Kazakhstan	3.875%	10/14/24	1,700	1,704
Republic of Kazakhstan	5.125%	7/21/25	2,300	2,450
Republic of Kazakhstan	4.875%	10/14/44	1,100	1,079
2 Republic of Kazakhstan	4.875%	10/14/44	400	393
Republic of Kazakhstan	6.500%	7/21/45	1,000	1,192
Total Kazakhstan (Cost $22,855)				23,504
Kenya (0.3%)
Sovereign Bonds (0.3%)
Republic of Kenya	5.875%	6/24/19	300	304
2 Republic of Kenya	5.875%	6/24/19	200	203
2 Republic of Kenya	6.875%	6/24/24	200	207
Republic of Kenya	6.875%	6/24/24	1,925	1,992
2 Republic of Kenya	7.250%	2/28/28	800	825
2 Republic of Kenya	8.250%	2/28/48	1,000	1,033
Total Kenya (Cost $4,444)				4,564
Kuwait (0.7%)
Sovereign Bonds (0.7%)
Equate Petrochemical BV	3.000%	3/3/22	900	859
Equate Petrochemical BV	4.250%	11/3/26	1,350	1,312
State of Kuwait	2.750%	3/20/22	3,125	3,028
State of Kuwait	3.500%	3/20/27	4,300	4,132
Total Kuwait (Cost $9,637)				9,331
Lebanon (1.5%)
Sovereign Bonds (1.5%)
Republic of Lebanon	6.000%	5/20/19	450	449
Republic of Lebanon	5.450%	11/28/19	925	911
Republic of Lebanon	6.375%	3/9/20	2,341	2,334
Republic of Lebanon	5.800%	4/14/20	1,100	1,078
Republic of Lebanon	8.250%	4/12/21	1,728	1,767
Republic of Lebanon	6.100%	10/4/22	2,214	2,105
Republic of Lebanon	6.000%	1/27/23	1,385	1,306
Republic of Lebanon	6.650%	4/22/24	1,791	1,693
Republic of Lebanon	6.200%	2/26/25	300	274
Republic of Lebanon	6.250%	6/12/25	400	364
Republic of Lebanon	6.600%	11/27/26	1,975	1,780
Republic of Lebanon	6.750%	11/29/27	961	864
Republic of Lebanon	6.650%	11/3/28	850	750
Republic of Lebanon	6.850%	5/25/29	800	708
Republic of Lebanon	6.650%	2/26/30	1,050	915
Republic of Lebanon	7.000%	3/23/32	400	354
Republic of Lebanon	7.050%	11/2/35	500	437
Republic of Lebanon	7.250%	3/23/37	2,250	1,995
Total Lebanon (Cost $21,531)				20,084

24

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Malaysia (1.6%)
Sovereign Bonds (1.6%)
1MDB Global Investments Ltd.	4.400%	3/9/23	2,700	2,551
Axiata SPV2 Bhd.	3.466%	11/19/20	350	349
Axiata SPV2 Bhd.	4.357%	3/24/26	1,350	1,350
Cagamas Global plc	2.745%	12/10/19	500	496
Danga Capital Bhd.	3.035%	3/1/21	400	393
1 Malayan Banking Bhd.	3.905%	10/29/26	700	692
Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	900	870
Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	550	555
Malaysia Sukuk Global Bhd.	3.179%	4/27/26	1,100	1,061
Malaysia Sukuk Global Bhd.	4.080%	4/27/46	450	441
Petroliam Nasional Bhd.	7.625%	10/15/26	185	231
Petronas Capital Ltd.	5.250%	8/12/19	1,137	1,167
2 Petronas Capital Ltd.	5.250%	8/12/19	1,323	1,358
Petronas Capital Ltd.	3.125%	3/18/22	400	394
2 Petronas Capital Ltd.	7.875%	5/22/22	1,150	1,329
Petronas Capital Ltd.	3.500%	3/18/25	2,550	2,479
Petronas Capital Ltd.	4.500%	3/18/45	1,250	1,276
Petronas Global Sukuk Ltd.	2.707%	3/18/20	1,950	1,929
SSG Resources Ltd.	4.250%	10/4/22	700	703
2 Wakala Global Sukuk Bhd.	4.646%	7/6/21	750	784
Total Malaysia (Cost $20,653)				20,408
Mexico (7.8%)
Sovereign Bonds (7.8%)
Banco Nacional de Comercio Exterior SNC	4.375%	10/14/25	900	894
1 Banco Nacional de Comercio Exterior SNC	3.800%	8/11/26	700	683
Comision Federal de Electricidad	4.875%	5/26/21	1,450	1,486
Comision Federal de Electricidad	4.875%	1/15/24	600	613
2 Comision Federal de Electricidad	4.875%	1/15/24	700	716
2 Comision Federal de Electricidad	4.750%	2/23/27	1,000	994
Comision Federal de Electricidad	5.750%	2/14/42	700	717
2 Comision Federal de Electricidad	6.125%	6/16/45	200	216
2 Mexico City Airport Trust	4.250%	10/31/26	1,600	1,494
Mexico City Airport Trust	5.500%	10/31/46	200	178
Mexico City Airport Trust	5.500%	7/31/47	2,900	2,577
2 Mexico City Airport Trust	5.500%	7/31/47	1,000	889
Petroleos Mexicanos	8.000%	5/3/19	760	795
Petroleos Mexicanos	6.000%	3/5/20	1,019	1,059
Petroleos Mexicanos	5.500%	1/21/21	3,939	4,082
Petroleos Mexicanos	6.375%	2/4/21	2,670	2,821
Petroleos Mexicanos	4.875%	1/24/22	1,575	1,602
Petroleos Mexicanos	5.375%	3/13/22	375	388
Petroleos Mexicanos	3.500%	1/30/23	2,095	1,978
Petroleos Mexicanos	4.625%	9/21/23	2,343	2,304
Petroleos Mexicanos	4.875%	1/18/24	1,469	1,459
Petroleos Mexicanos	4.250%	1/15/25	1,460	1,382
Petroleos Mexicanos	4.500%	1/23/26	1,700	1,604
Petroleos Mexicanos	6.875%	8/4/26	4,030	4,322
Petroleos Mexicanos	6.500%	3/13/27	5,520	5,707
2 Petroleos Mexicanos	5.350%	2/12/28	300	286
Petroleos Mexicanos	6.625%	6/15/35	2,697	2,680
Petroleos Mexicanos	6.500%	6/2/41	2,920	2,794

25

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	5.500%	6/27/44	3,311	2,792
	Petroleos Mexicanos	6.375%	1/23/45	1,060	983
	Petroleos Mexicanos	5.625%	1/23/46	2,747	2,327
	Petroleos Mexicanos	6.750%	9/21/47	6,959	6,712
2	Petroleos Mexicanos	6.350%	2/12/48	665	608
1	Poinsettia Finance Ltd.	6.625%	6/17/31	500	509
	United Mexican States	3.500%	1/21/21	200	203
	United Mexican States	3.625%	3/15/22	4,157	4,173
	United Mexican States	4.000%	10/2/23	4,041	4,083
	United Mexican States	3.600%	1/30/25	3,499	3,393
	United Mexican States	4.125%	1/21/26	2,300	2,289
	United Mexican States	4.150%	3/28/27	3,000	2,956
	United Mexican States	3.750%	1/11/28	2,830	2,667
	United Mexican States	7.500%	4/8/33	1,125	1,440
	United Mexican States	6.750%	9/27/34	1,449	1,753
	United Mexican States	6.050%	1/11/40	3,979	4,377
	United Mexican States	4.750%	3/8/44	6,750	6,315
	United Mexican States	4.600%	1/23/46	3,130	2,855
	United Mexican States	4.350%	1/15/47	2,000	1,765
	United Mexican States	4.600%	2/10/48	200	185
	United Mexican States	5.750%	10/12/10	2,950	2,906
Total Mexico (Cost $105,547)					102,011
Mongolia (0.3%)
Sovereign Bonds (0.3%)
	Mongolia	5.125%	12/5/22	1,850	1,778
2	Mongolia	5.625%	5/1/23	1,000	970
[2,7]	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	200	214
7	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	400	427
Total Mongolia (Cost $3,327)					3,389
Morocco (0.4%)
Sovereign Bonds (0.4%)
	Kingdom of Morocco	4.250%	12/11/22	1,450	1,456
	Kingdom of Morocco	5.500%	12/11/42	725	753
	OCP SA	5.625%	4/25/24	1,300	1,339
2	OCP SA	4.500%	10/22/25	450	432
	OCP SA	4.500%	10/22/25	950	912
	OCP SA	6.875%	4/25/44	300	325
2	OCP SA	6.875%	4/25/44	200	216
Total Morocco (Cost $5,428)					5,433
Mozambique (0.0%)
Sovereign Bond (0.0%)
	Republic of Mozambique	10.500%	1/18/23	644	537
Total Mozambique (Cost $557)					537
Namibia (0.1%)
Sovereign Bonds (0.1%)
	Republic of Namibia	5.500%	11/3/21	500	513
	Republic of Namibia	5.250%	10/29/25	700	687
Total Namibia (Cost $1,227)					1,200

26

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Nigeria (0.6%)
Sovereign Bonds (0.6%)
	Federal Republic of Nigeria	6.750%	1/28/21	250	263
	Federal Republic of Nigeria	6.375%	7/12/23	600	625
	Federal Republic of Nigeria	6.500%	11/28/27	1,000	1,007
2	Federal Republic of Nigeria	7.143%	2/23/30	1,000	1,028
2	Federal Republic of Nigeria	7.875%	2/16/32	1,200	1,293
2	Federal Republic of Nigeria	7.696%	2/23/38	2,175	2,251
	Federal Republic of Nigeria	7.625%	11/28/47	1,000	1,006
Total Nigeria (Cost $7,318)					7,473
Oman (1.3%)
Sovereign Bonds (1.3%)
	Lamar Funding Ltd.	3.958%	5/7/25	1,500	1,323
2	Oman Government International Bond	5.625%	1/17/28	1,800	1,720
	OmGrid Funding Ltd.	5.196%	5/16/27	500	467
	Sultanate of Oman	3.625%	6/15/21	1,400	1,354
2	Sultanate of Oman	3.625%	6/15/21	1,300	1,256
2	Sultanate of Oman	4.125%	1/17/23	750	714
	Sultanate of Oman	4.750%	6/15/26	1,900	1,767
2	Sultanate of Oman	4.750%	6/15/26	1,800	1,677
	Sultanate of Oman	5.375%	3/8/27	2,000	1,903
	Sultanate of Oman	5.625%	1/17/28	200	191
	Sultanate of Oman	6.500%	3/8/47	2,115	1,953
2	Sultanate of Oman	6.750%	1/17/48	2,500	2,349
Total Oman (Cost $17,822)					16,674
Pakistan (0.4%)
Sovereign Bonds (0.4%)
	Islamic Republic of Pakistan	6.750%	12/3/19	600	612
2	Islamic Republic of Pakistan	8.250%	4/15/24	250	260
	Islamic Republic of Pakistan	8.250%	4/15/24	1,350	1,404
	Islamic Republic of Pakistan	8.250%	9/30/25	450	466
2	Islamic Republic of Pakistan	6.875%	12/5/27	1,800	1,690
	Third Pakistan International Sukuk Co. Ltd.	5.500%	10/13/21	500	492
	Third Pakistan International Sukuk Co. Ltd.	5.625%	12/5/22	200	193
Total Pakistan (Cost $5,246)					5,117
Panama (1.2%)
Sovereign Bonds (1.2%)
[1,2]	Aeropuerto Internacional de Tocumen SA	5.625%	5/18/36	1,000	1,056
	Republic of Panama	5.200%	1/30/20	1,223	1,270
1	Republic of Panama	4.000%	9/22/24	400	404
1	Republic of Panama	3.750%	3/16/25	1,400	1,389
	Republic of Panama	7.125%	1/29/26	1,125	1,348
	Republic of Panama	8.875%	9/30/27	1,285	1,746
1	Republic of Panama	3.875%	3/17/28	1,000	984
	Republic of Panama	9.375%	4/1/29	2,100	2,987

27

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
1 Republic of Panama	6.700%	1/26/36	1,962	2,430
1 Republic of Panama	4.500%	4/16/50	1,000	979
1 Republic of Panama	4.300%	4/29/53	600	563
Total Panama (Cost $15,299)				15,156
Paraguay (0.2%)
Sovereign Bonds (0.2%)
Republic of Paraguay	4.625%	1/25/23	800	813
Republic of Paraguay	4.700%	3/27/27	1,000	986
2 Republic of Paraguay	5.600%	3/13/48	600	598
Republic of Paraguay	6.100%	8/11/44	650	682
Total Paraguay (Cost $3,071)				3,079
Peru (1.1%)
Sovereign Bonds (1.1%)
2 Corp. Financiera de Desarrollo SA	3.250%	7/15/19	250	250
Corp. Financiera de Desarrollo SA	3.250%	7/15/19	1,200	1,196
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	204
Fondo MIVIVIENDA SA	3.500%	1/31/23	650	633
2 Petroleos del Peru SA	5.625%	6/19/47	1,850	1,795
Republic of Peru	7.350%	7/21/25	600	738
Republic of Peru	4.125%	8/25/27	1,947	1,990
Republic of Peru	8.750%	11/21/33	1,822	2,676
1 Republic of Peru	6.550%	3/14/37	1,836	2,308
Republic of Peru	5.625%	11/18/50	2,157	2,522
Total Peru (Cost $14,378)				14,312
Philippines (2.1%)
Sovereign Bonds (2.1%)
8 Power Sector Assets & Liabilities
Management Corp.	7.250%	5/27/19	1,264	1,317
8 Power Sector Assets & Liabilities
Management Corp.	7.390%	12/2/24	1,650	1,976
Republic of the Philippines	8.375%	6/17/19	1,091	1,158
Republic of the Philippines	6.500%	1/20/20	150	159
Republic of the Philippines	4.000%	1/15/21	1,310	1,339
Republic of the Philippines	4.200%	1/21/24	1,564	1,617
Republic of the Philippines	10.625%	3/16/25	1,134	1,615
Republic of the Philippines	5.500%	3/30/26	1,850	2,067
Republic of the Philippines	3.000%	2/1/28	200	188
Republic of the Philippines	9.500%	2/2/30	1,623	2,406
Republic of the Philippines	7.750%	1/14/31	2,454	3,304
Republic of the Philippines	6.375%	1/15/32	1,200	1,470
Republic of the Philippines	6.375%	10/23/34	1,695	2,127
Republic of the Philippines	5.000%	1/13/37	2,080	2,291
Republic of the Philippines	3.950%	1/20/40	1,950	1,896
Republic of the Philippines	3.700%	3/1/41	1,450	1,358
Republic of the Philippines	3.700%	2/2/42	1,590	1,483
Total Philippines (Cost $28,746)				27,771

28

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Poland (1.0%)
Sovereign Bonds (1.0%)
	Republic of Poland	6.375%	7/15/19	2,561	2,670
	Republic of Poland	5.125%	4/21/21	2,060	2,176
	Republic of Poland	5.000%	3/23/22	3,334	3,538
	Republic of Poland	3.000%	3/17/23	675	664
	Republic of Poland	4.000%	1/22/24	1,878	1,925
	Republic of Poland	3.250%	4/6/26	2,000	1,948
Total Poland (Cost $13,056)					12,921
Qatar (3.2%)
Sovereign Bonds (3.2%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	700	781
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	550	577
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	512
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	1,050	1,004
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	900	920
2	Ooredoo International Finance Ltd.	3.750%	6/22/26	250	236
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,750	1,650
2	Qatari Diar Finance QSC	5.000%	7/21/20	2,480	2,552
	QNB Finance Ltd.	2.875%	4/29/20	2,500	2,461
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	950	991
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	1,020	1,095
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	500	548
2	State of Qatar	5.250%	1/20/20	2,007	2,068
	State of Qatar	5.250%	1/20/20	600	618
	State of Qatar	2.375%	6/2/21	4,900	4,722
2	State of Qatar	4.500%	1/20/22	1,050	1,077
	State of Qatar	3.241%	1/18/23	475	462
2	State of Qatar	3.875%	4/23/23	1,000	996
	State of Qatar	3.250%	6/2/26	4,300	4,014
2	State of Qatar	4.500%	4/23/28	3,000	2,998
2	State of Qatar	9.750%	6/15/30	750	1,100
	State of Qatar	9.750%	6/15/30	325	477
2	State of Qatar	6.400%	1/20/40	500	591
	State of Qatar	6.400%	1/20/40	1,028	1,213
2	State of Qatar	5.750%	1/20/42	316	348
	State of Qatar	5.750%	1/20/42	650	715
	State of Qatar	4.625%	6/2/46	1,450	1,363
2	State of Qatar	5.103%	4/23/48	5,535	5,490
Total Qatar (Cost $42,608)					41,579
Romania (0.5%)
Sovereign Bonds (0.5%)
	Republic of Romania	6.750%	2/7/22	2,682	2,948
	Republic of Romania	4.375%	8/22/23	1,404	1,424
2	Republic of Romania	4.875%	1/22/24	100	104
	Republic of Romania	4.875%	1/22/24	470	488
2	Republic of Romania	6.125%	1/22/44	200	232
	Republic of Romania	6.125%	1/22/44	820	952
Total Romania (Cost $6,259)					6,148

29

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Russia (4.8%)
Sovereign Bonds (4.8%)
Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	1,000	981
Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	1,750	1,822
2 Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	209
Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	678	673
Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	1,700	1,761
Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	1,000	1,061
Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	353
Gazprom OAO Via Gaz Capital SA	4.950%	3/23/27	200	197
Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	650	640
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	725	919
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	1,375	1,582
2 Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	100	115
Gazprombank OJSC Via GPB Eurobond
Finance plc	7.250%	5/3/19	200	202
Gazprombank OJSC Via GPB Eurobond
Finance plc	4.960%	9/5/19	1,100	1,101
GTLK Europe DAC	5.950%	7/19/21	1,000	1,001
Rosneft Finance SA	7.250%	2/2/20	200	207
Rosneft Oil Co. Via Rosneft International
Finance Ltd.	4.199%	3/6/22	1,727	1,686
Russian Federation	5.000%	4/29/20	2,800	2,862
Russian Federation	4.500%	4/4/22	3,800	3,857
2 Russian Federation	4.875%	9/16/23	450	466
Russian Federation	4.875%	9/16/23	4,800	4,969
Russian Federation	4.750%	5/27/26	3,000	3,043
2 Russian Federation	4.250%	6/23/27	200	195
Russian Federation	4.250%	6/23/27	2,200	2,146
Russian Federation	12.750%	6/24/28	1,235	1,995
1 Russian Federation	7.500%	3/31/30	1,074	1,198
Russian Federation	5.625%	4/4/42	4,400	4,614
Russian Federation	5.875%	9/16/43	600	649
2 Russian Federation	5.250%	6/23/47	4,600	4,457
Russian Federation	5.250%	6/23/47	2,400	2,325
Russian Railways Via RZD Capital plc	5.700%	4/5/22	1,550	1,604
Russian Railways Via RZD Capital plc	4.375%	3/1/24	600	589
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	757
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	2,000	2,053
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	2,300	2,395
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	224	222
SCF Capital Designated Activity Co.	5.375%	6/16/23	400	394
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,350	1,402
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	1,225	1,267
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	208
Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	1,125	1,166
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	1,275	1,379
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	550	574
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	1,925	1,979
Total Russia (Cost $62,361)				63,275

30

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Saudi Arabia (3.8%)
Sovereign Bonds (3.8%)
2	Kingdom of Saudi Arabia	2.375%	10/26/21	3,400	3,260
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,500	1,437
	Kingdom of Saudi Arabia	2.875%	3/4/23	400	382
2	Kingdom of Saudi Arabia	2.875%	3/4/23	2,400	2,296
2	Kingdom of Saudi Arabia	4.000%	4/17/25	4,000	3,947
2	Kingdom of Saudi Arabia	3.250%	10/26/26	5,050	4,663
	Kingdom of Saudi Arabia	3.625%	3/4/28	1,900	1,777
2	Kingdom of Saudi Arabia	3.625%	3/4/28	3,000	2,811
2	Kingdom of Saudi Arabia	4.500%	4/17/30	2,400	2,369
	Kingdom of Saudi Arabia	4.500%	10/26/46	6,185	5,594
	Kingdom of Saudi Arabia	4.625%	10/4/47	2,650	2,424
2	Kingdom of Saudi Arabia	4.625%	10/4/47	1,900	1,740
2	Kingdom of Saudi Arabia	5.000%	4/17/49	3,100	2,979
2	KSA Sukuk Ltd.	2.894%	4/20/22	2,800	2,700
	KSA Sukuk Ltd.	2.894%	4/20/22	1,300	1,252
9	KSA Sukuk Ltd.	3.628%	4/20/27	4,300	4,069
	Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	632
	Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	1,050	1,023
	Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	700	674
2	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	644
	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,950	1,931
2	Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	304
	Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	500	505
Total Saudi Arabia (Cost $51,764)					49,413
Senegal (0.2%)
Sovereign Bonds (0.2%)
	Republic of Senegal	8.750%	5/13/21	500	557
	Republic of Senegal	6.250%	7/30/24	200	205
1	Republic of Senegal	6.250%	5/23/33	1,000	963
[1,2]	Republic of Senegal	6.750%	3/13/48	800	759
Total Senegal (Cost $2,554)					2,484
Serbia, Republic Of (0.2%)
Sovereign Bonds (0.2%)
	Republic of Serbia	4.875%	2/25/20	1,100	1,119
	Republic of Serbia	7.250%	9/28/21	1,950	2,153
Total Serbia, Republic Of (Cost $3,215)					3,272
South Africa (1.5%)
Sovereign Bonds (1.5%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	2,000	1,996
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	930	940
2	Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	205
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	300	306
	Republic of South Africa	6.875%	5/27/19	500	518
	Republic of South Africa	5.500%	3/9/20	3,175	3,286
	Republic of South Africa	5.875%	5/30/22	1,071	1,141
	Republic of South Africa	4.665%	1/17/24	1,700	1,691
	Republic of South Africa	5.875%	9/16/25	2,200	2,307
	Republic of South Africa	4.850%	9/27/27	200	194
	Republic of South Africa	4.300%	10/12/28	2,750	2,523

31

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of South Africa	6.250%	3/8/41	743	774
	Republic of South Africa	5.375%	7/24/44	1,000	931
	Republic of South Africa	5.000%	10/12/46	950	838
	Republic of South Africa	5.650%	9/27/47	1,500	1,438
2	Transnet SOC Ltd.	4.000%	7/26/22	1,025	996
	ZAR Sovereign Capital Fund Propriety Ltd.	3.903%	6/24/20	200	201
Total South Africa (Cost $20,795)					20,285
Sri Lanka (0.6%)
Sovereign Bonds (0.6%)
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	1,132	1,168
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,700	1,750
2	Democratic Socialist Republic of Sri Lanka	5.750%	4/18/23	1,400	1,403
	Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	700	689
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	700	715
	Democratic Socialist Republic of Sri Lanka	6.825%	7/18/26	1,200	1,215
	Democratic Socialist Republic of Sri Lanka	6.200%	5/11/27	600	579
2	Democratic Socialist Republic of Sri Lanka	6.750%	4/18/28	1,050	1,045
Total Sri Lanka (Cost $8,545)					8,564
Supranational (0.2%)
Sovereign Bonds (0.2%)
2	Africa Finance Corp.	4.375%	4/29/20	750	751
2	Africa Finance Corp.	3.875%	4/13/24	500	477
	African Export-Import Bank	4.750%	7/29/19	400	403
	African Export-Import Bank	4.000%	5/24/21	900	892
	African Export-Import Bank	4.125%	6/20/24	750	725
Total Supranational (Cost $3,337)					3,248
Suriname (0.0%)
Sovereign Bond (0.0%)
1	Republic of Suriname	9.250%	10/26/26	300	306
Total Suriname (Cost $308)					306
Thailand (0.1%)
Sovereign Bonds (0.1%)
1	Krung Thai Bank PCL	5.200%	12/26/24	650	660
	PTT Public Co. Ltd.	4.500%	10/25/42	400	391
Total Thailand (Cost $1,028)					1,051
Trinidad and Tobago (0.2%)
Sovereign Bonds (0.2%)
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	700	737
2	Republic of Trinidad & Tobago	4.375%	1/16/24	400	407
	Republic of Trinidad & Tobago	4.500%	8/4/26	1,300	1,294
Total Trinidad and Tobago (Cost $2,431)					2,438
Tunisia (0.1%)
Sovereign Bond (0.1%)
	Banque Centrale de Tunisie SA	5.750%	1/30/25	1,900	1,759
Total Tunisia (Cost $1,824)					1,759

32

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Turkey (4.4%)
Sovereign Bonds (4.4%)
2 Export Credit Bank of Turkey	5.375%	2/8/21	500	502
2 Export Credit Bank of Turkey	5.000%	9/23/21	400	394
2 Export Credit Bank of Turkey	4.250%	9/18/22	500	473
Hazine Mustesarligi Varlik Kiralama AS	4.251%	6/8/21	1,250	1,240
Hazine Mustesarligi Varlik Kiralama AS	5.004%	4/6/23	500	499
2 Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	800	773
Republic of Turkey	7.500%	11/7/19	1,216	1,282
Republic of Turkey	7.000%	6/5/20	2,530	2,673
Republic of Turkey	5.625%	3/30/21	1,901	1,960
Republic of Turkey	5.125%	3/25/22	1,925	1,947
Republic of Turkey	6.250%	9/26/22	2,354	2,478
Republic of Turkey	3.250%	3/23/23	1,801	1,664
Republic of Turkey	5.750%	3/22/24	2,550	2,588
Republic of Turkey	7.375%	2/5/25	2,600	2,850
Republic of Turkey	4.250%	4/14/26	2,750	2,487
Republic of Turkey	4.875%	10/9/26	3,300	3,081
Republic of Turkey	6.000%	3/25/27	2,950	2,961
Republic of Turkey	5.125%	2/17/28	900	843
Republic of Turkey	6.125%	10/24/28	900	898
Republic of Turkey	8.000%	2/14/34	1,840	2,114
Republic of Turkey	6.875%	3/17/36	3,198	3,286
Republic of Turkey	6.750%	5/30/40	2,410	2,422
Republic of Turkey	6.000%	1/14/41	3,580	3,294
Republic of Turkey	4.875%	4/16/43	3,719	2,957
Republic of Turkey	6.625%	2/17/45	850	829
Republic of Turkey	5.750%	5/11/47	4,550	3,976
2 TC Ziraat Bankasi AS	4.250%	7/3/19	200	199
2 TC Ziraat Bankasi AS	4.750%	4/29/21	800	781
TC Ziraat Bankasi AS	5.125%	5/3/22	900	875
Turkiye Halk Bankasi AS	4.750%	6/4/19	400	392
2 Turkiye Halk Bankasi AS	4.750%	6/4/19	250	246
Turkiye Halk Bankasi AS	3.875%	2/5/20	800	748
2 Turkiye Halk Bankasi AS	3.875%	2/5/20	400	375
Turkiye Halk Bankasi AS	4.750%	2/11/21	700	655
Turkiye Halk Bankasi AS	5.000%	7/13/21	200	189
2 Turkiye Halk Bankasi AS	5.000%	7/13/21	500	473
2 Turkiye Vakiflar Bankasi TAO	5.625%	5/30/22	500	490
Turkiye Vakiflar Bankasi TAO	6.000%	11/1/22	200	193
1 Turkiye Vakiflar Bankasi TAO	6.875%	2/3/25	200	200
1 Turkiye Vakiflar Bankasi TAO	8.000%	11/1/27	1,000	1,015
Total Turkey (Cost $60,271)				57,302
Ukraine (1.3%)
Sovereign Bonds (1.3%)
Oschadbank Via SSB #1 plc	9.625%	3/20/25	1,000	1,039
2 Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	208
Ukraine	7.750%	9/1/19	1,400	1,447
Ukraine	7.750%	9/1/20	600	623
2 Ukraine	7.750%	9/1/20	378	393
2 Ukraine	7.750%	9/1/21	907	938
Ukraine	7.750%	9/1/22	1,200	1,225
Ukraine	7.750%	9/1/23	1,900	1,916
Ukraine	7.750%	9/1/24	1,750	1,747

33

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Ukraine	7.750%	9/1/25	250	248
	Ukraine	7.750%	9/1/26	2,000	1,968
	Ukraine	7.750%	9/1/27	800	784
[1,2]	Ukraine	7.375%	9/25/32	2,900	2,679
1	Ukraine Government International Bond	7.375%	9/25/32	250	230
[1,2]	Ukraine Railways via Shortline plc	9.875%	9/15/21	200	208
1	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	300	311
1	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	700	732
[1,2]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	200	209
Total Ukraine (Cost $16,291)					16,905
United Arab Emirates (4.7%)
Sovereign Bonds (4.7%)
2	Abu Dhabi Crude Oil Pipeline LLC	3.650%	11/2/29	800	746
[1,2]	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	2,050	1,931
2	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	275	285
	Abu Dhabi National Energy Co. PJSC	3.625%	6/22/21	1,450	1,439
2	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	213
	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	200	195
2	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	2,500	2,439
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	650	635
2	Abu Dhabi National Energy Co. PJSC	4.375%	6/22/26	1,000	978
2	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	800	794
2	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	425	495
	ADCB Finance Cayman Ltd.	2.625%	3/10/20	2,000	1,965
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	424
2	DAE Funding LLC	4.000%	8/1/20	515	511
2	DAE Funding LLC	4.500%	8/1/22	800	772
2	DAE Funding LLC	5.000%	8/1/24	1,000	963
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	350	356
2	Dolphin Energy Ltd.	5.500%	12/15/21	820	867
	DP World Crescent Ltd.	3.908%	5/31/23	1,000	992
	DP World Ltd.	3.250%	5/18/20	1,250	1,244
2	DP World Ltd.	6.850%	7/2/37	1,240	1,477
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	219
2	Dubai Electricity & Water Authority	7.375%	10/21/20	1,975	2,156
	Emirate of Abu Dhabi	2.125%	5/3/21	2,065	1,995
	Emirate of Abu Dhabi	2.500%	10/11/22	400	382
2	Emirate of Abu Dhabi	2.500%	10/11/22	500	478
	Emirate of Abu Dhabi	3.125%	5/3/26	2,107	1,986
2	Emirate of Abu Dhabi	3.125%	5/3/26	1,400	1,320
	Emirate of Abu Dhabi	3.125%	10/11/27	600	555
2	Emirate of Abu Dhabi	3.125%	10/11/27	4,250	3,938
	Emirate of Abu Dhabi	4.125%	10/11/47	500	457
2	Emirate of Abu Dhabi	4.125%	10/11/47	3,800	3,472
	Emirate of Dubai	7.750%	10/5/20	1,200	1,320
	Emirate of Dubai	3.875%	1/30/23	1,100	1,095
	Emirate of Dubai	5.250%	1/30/43	200	190
[1,2]	Emirates Airline	4.500%	2/6/25	907	896
	Emirates NBD PJSC	3.250%	11/19/19	935	934
	Emirates Telecommunications Group Co.
	PJSC	2.375%	6/18/19	800	793
	Emirates Telecommunications Group Co.
	PJSC	3.500%	6/18/24	300	295
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	1,300	1,298

34

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	First Abu Dhabi Bank PJSC	2.250%	2/11/20	1,475	1,444
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	248
	ICD Sukuk Co. Ltd.	5.000%	2/1/27	1,100	1,097
	IPIC GMTN Ltd.	5.000%	11/15/20	250	260
2	IPIC GMTN Ltd.	5.000%	11/15/20	1,400	1,455
2	IPIC GMTN Ltd.	5.500%	3/1/22	1,710	1,820
2	IPIC GMTN Ltd.	6.875%	11/1/41	800	1,021
	Jafz Sukuk Ltd.	7.000%	6/19/19	400	416
2	MDC-GMTN BV	7.625%	5/6/19	500	522
2	MDC-GMTN BV	5.500%	4/20/21	450	475
2	MDC-GMTN BV	3.250%	4/28/22	200	197
	MDC-GMTN BV	3.250%	4/28/22	500	491
	MDC-GMTN BV	2.750%	5/11/23	250	237
	MDC-GMTN BV	3.000%	4/19/24	1,600	1,517
1	Medjool Ltd.	3.875%	3/19/23	189	187
	Noor Sukuk Co. Ltd.	2.788%	4/28/20	350	344
2	NOVA Chemicals Corp.	5.250%	8/1/23	900	902
2	NOVA Chemicals Corp.	4.875%	6/1/24	1,000	966
2	NOVA Chemicals Corp.	5.250%	6/1/27	1,400	1,344
	RAK Capital	3.094%	3/31/25	700	660
	RAKFunding Cayman Ltd.	3.250%	6/24/19	950	948
1	Ruwais Power Co. PJSC	6.000%	8/31/36	600	665
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	397
[1,2]	Waha Aerospace BV	3.925%	7/28/20	370	372
Total United Arab Emirates (Cost $63,485)					61,485
Uruguay (0.9%)
Sovereign Bonds (0.9%)
1	Oriental Republic of Uruguay	8.000%	11/18/22	548	628
1	Oriental Republic of Uruguay	4.500%	8/14/24	1,689	1,737
1	Oriental Republic of Uruguay	4.375%	10/27/27	2,205	2,222
	Oriental Republic of Uruguay	7.875%	1/15/33	546	714
1	Oriental Republic of Uruguay	7.625%	3/21/36	1,276	1,657
1	Oriental Republic of Uruguay	4.125%	11/20/45	850	755
1	Oriental Republic of Uruguay	5.100%	6/18/50	3,975	3,910
1	Oriental Republic of Uruguay	4.975%	4/20/55	850	812
Total Uruguay (Cost $12,349)					12,435
Venezuela (0.8%)
Sovereign Bonds (0.8%)
[10]	Bolivarian Republic of Venezuela	7.750%	10/13/19	2,656	770
[10]	Bolivarian Republic of Venezuela	6.000%	12/9/20	1,156	325
[1,10] Bolivarian Republic of Venezuela		12.750%	8/23/22	3,355	1,040
[10]	Bolivarian Republic of Venezuela	9.000%	5/7/23	1,432	408
[10]	Bolivarian Republic of Venezuela	8.250%	10/13/24	2,829	805
[10]	Bolivarian Republic of Venezuela	7.650%	4/21/25	2,000	566
[10]	Bolivarian Republic of Venezuela	11.750%	10/21/26	2,227	691
[10]	Bolivarian Republic of Venezuela	9.250%	9/15/27	3,226	1,000
[10]	Bolivarian Republic of Venezuela	9.250%	5/7/28	640	182
[1,10] Bolivarian Republic of Venezuela		11.950%	8/5/31	4,429	1,373
[10]	Bolivarian Republic of Venezuela	9.375%	1/13/34	1,900	627
[10]	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	402

35

Emerging Markets Government Bond Index Fund

Face	Market
Maturity	Amount	Value •
Coupon	Date	($000)	($000)
2	Citgo Holding Inc.	10.750%	2/15/20	1,400	1,482
2	CITGO Petroleum Corp.	6.250%	8/15/22	535	535
CITGO Petroleum Corp.	6.250%	8/15/22	100	100
Total Venezuela (Cost $16,693)	10,306
Vietnam (0.2%)
Sovereign Bonds (0.2%)
Socialist Republic of Vietnam	6.750%	1/29/20	709	745
Socialist Republic of Vietnam	4.800%	11/19/24	1,275	1,295
Total Vietnam (Cost $2,045)	2,040
Zambia (0.2%)
Sovereign Bonds (0.2%)
Republic of Zambia	5.375%	9/20/22	725	666
2	Republic of Zambia	8.500%	4/14/24	450	455
Republic of Zambia	8.500%	4/14/24	1,000	1,009
1	Republic of Zambia	8.970%	7/30/27	1,100	1,107
Total Zambia (Cost $3,132)	3,237
Temporary Cash Investments (0.7%)
Time Deposits (0.0%)
Brown Brothers Harriman & Co.	1.450%	5/1/18	14	14

Shares
Money Market Fund (0.7%)
11	Vanguard Market Liquidity Fund	1.886%	87,612	8,761
Total Temporary Cash Investments (Cost $8,775)	8,775
Total Investments (99.3%) (Cost $1,325,685)	1,303,741

Amount
($000)
Other Assets and Liabilities (0.7%)
Other Assets
Investment in Vanguard	72
Receivables for Investment Securities Sold	21,310
Receivables for Accrued Income	15,776
Receivables for Capital Shares Issued	253
Variation Margin Receivable—Futures Contracts	2
Other Assets[12]	119
Total Other Assets	37,532
Liabilities
Payables for Investment Securities Purchased	(26,315)
Payables for Capital Shares Redeemed	(434)
Payables for Distributions	(170)
Payables to Vanguard	(422)
Variation Margin Payable—Futures Contracts	(25)
Other Liabilities	(910)
Total Liabilities	(28,276)
Net Assets (100%)	1,312,997

36

Emerging Markets Government Bond Index Fund

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,338,099
Undistributed Net Investment Income	2,993
Accumulated Net Realized Losses	(6,160)
Unrealized Appreciation (Depreciation)
Investment Securities	(21,944)
Futures Contracts	9
Net Assets	1,312,997

Investor Shares—Net Assets
Applicable to 1,314,957 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,691
Net Asset Value Per Share—Investor Shares	$9.65

ETF Shares—Net Assets
Applicable to 13,114,015 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,008,892
Net Asset Value Per Share—ETF Shares	$76.93

Admiral Shares—Net Assets
Applicable to 14,080,543 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	271,802
Net Asset Value Per Share—Admiral Shares	$19.30

Institutional Shares—Net Assets
Applicable to 633,339 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,612
Net Asset Value Per Share—Institutional Shares	$30.97

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate value of these securities was $238,472,000, representing 18.2% of net assets.
3 Guaranteed by the Republic of Azerbaijan.
4 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
5 Guaranteed by the Republic of Hungary.
6 Guaranteed by the Republic of Indonesia.
7 Guaranteed by the Government of Mongolia.
8 Guaranteed by the Republic of the Philippines.
9 Guaranteed by the Kingdom of Saudi Arabia.
10 Non-income-producing security—security in default.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12 Cash of $119,000 has been segregated as initial margin for open futures contracts.

37

Emerging Markets Government Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U. S. Treasury Note	June 2018	40	8,482	—
5-Year U. S. Treasury Note	June 2018	28	3,178	1
10-Year U.S. Treasury Note	June 2018	10	1,196	—
Ultra 10-Year U.S. Treasury Note	June 2018	6	767	—
30-Year U.S. Treasury Bond	June 2018	1	144	(3)
				(2)

Short Futures Contracts
Ultra Long U.S. Treasury Bond	June 2018	(10)	(1,571)	11
				9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Emerging Markets Government Bond Index Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Interest[1]	29,801
Total Income	29,801
Expenses
The Vanguard Group—Note B
Investment Advisory Services	22
Management and Administrative—Investor Shares	23
Management and Administrative—ETF Shares	1,491
Management and Administrative—Admiral Shares	422
Management and Administrative—Institutional Shares	28
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	29
Marketing and Distribution—Admiral Shares	11
Marketing and Distribution—Institutional Shares	—
Custodian Fees	34
Shareholders’ Reports and Proxy—Investor Shares	6
Shareholders’ Reports and Proxy—ETF Shares	25
Shareholders’ Reports and Proxy—Admiral Shares	4
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	2,097
Net Investment Income	27,704
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,590)
Futures Contracts	21
Realized Net Gain (Loss)	(2,569)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(59,907)
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	(59,898)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,763)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $38,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,704	57,245
Realized Net Gain (Loss)	(2,569)	6,795
Change in Unrealized Appreciation (Depreciation)	(59,898)	4,599
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,763)	68,639
Distributions
Net Investment Income
Investor Shares	(260)	(597)
ETF Shares	(21,891)	(44,292)
Admiral Shares	(6,006)	(10,905)
Institutional Shares	(425)	(933)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(28,582)	(56,727)
Capital Share Transactions
Investor Shares	466	890
ETF Shares	55,072	118,819
Admiral Shares	(2,370)	94,634
Institutional Shares	430	(1,051)
Net Increase (Decrease) from Capital Share Transactions	53,598	213,292
Total Increase (Decrease)	(9,747)	225,204
Net Assets
Beginning of Period	1,322,744	1,097,540
End of Period[1]	1,312,997	1,322,744

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,993,000 and $3,871,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
Six Months						May 14,
	Ended					2013[1] to
For a Share Outstanding	April 30,	Year Ended October 31,				Oct. 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.12	$10.04	$9.50	$9.95	$9.74	$10.00
Investment Operations
Net Investment Income	. 201[2]	.450 [2]	.454	.427	.417	.149
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(. 469)	. 082	. 533	(. 447)	. 213	(. 261)
Total from Investment Operations	(. 268)	. 532	. 987	(. 020)	. 630	(.112)
Distributions
Dividends from Net Investment Income	(. 202)	(. 452)	(. 447)	(. 430)	(. 420)	(.148)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 202)	(. 452)	(. 447)	(. 430)	(. 420)	(.148)
Net Asset Value, End of Period	$9.65	$10.12	$10.04	$9.50	$9.95	$9.74

Total Return[4]	-2.69%	5.46%	10.65%	-0.16%	6.62%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$13	$12	$9	$7	$4
Ratio of Total Expenses to
Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%[5]
Ratio of Net Investment Income to
Average Net Assets	4.08%	4.50%	4.72%	4.52%	4.35%	3.81%[5]
Portfolio Turnover Rate [6]	26%	19%	24%	20%	27%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.00, $.01, $.01, $.01, $.00, and $.03.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
Six Months						May 31,
	Ended					2013[1] to
For a Share Outstanding	April 30,	Year Ended October 31,				Oct. 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$80.73	$80.11	$75.81	$79.40	$77.71	$79.52
Investment Operations
Net Investment Income	1.663 [2]	3.713 [2]	3.753	3.516	3.429	1.217
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(3.720)	.589	4.228	(3.556)	1.700	(2.086)
Total from Investment Operations	(2.057)	4.302	7.981	(.040)	5.129	(.869)
Distributions
Dividends from Net Investment Income	(1.743)	(3.682)	(3.681)	(3.550)	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.743)	(3.682)	(3.681)	(3.550)	(3.439)	(.941)
Net Asset Value, End of Period	$76.93	$80.73	$80.11	$75.81	$79.40	$77.71

Total Return	-2.59%	5.56%	10.84%	-0.01%	6.79%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,009	$1,002	$874	$501	$222	$85
Ratio of Total Expenses to
Average Net Assets	0.32%	0.32%	0.32%	0.34%	0.34%	0.35%[4]
Ratio of Net Investment Income to
Average Net Assets	4.25%	4.67%	4.89%	4.67%	4.50%	3.95%[4]
Portfolio Turnover Rate [5]	26%	19%	24%	20%	27%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.02, $.07, $.04, $.06, $.01, and $.30.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
Six Months						May 14,
	Ended					2013[1] to
For a Share Outstanding	April 30,	Year Ended October 31,				Oct. 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.24	$20.09	$19.00	$19.90	$19.48	$20.00
Investment Operations
Net Investment Income	. 419 [2]	.934[2]	.941	.885	.863	. 309
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(. 938)	.150	1.076	(. 894)	. 427	(. 522)
Total from Investment Operations	(.519)	1.084	2.017	(.009)	1.290	(.213)
Distributions
Dividends from Net Investment Income	(. 421)	(. 934)	(. 927)	(. 891)	(. 870)	(. 307)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 421)	(. 934)	(. 927)	(. 891)	(. 870)	(. 307)
Net Asset Value, End of Period	$19.30	$20.24	$20.09	$19.00	$19.90	$19.48

Total Return[4]	-2.60%	5.57%	10.89%	0%	6.78%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$272	$288	$191	$131	$118	$55
Ratio of Total Expenses to
Average Net Assets	0.32%	0.32%	0.32%	0.33%	0.34%	0.34%[5]
Ratio of Net Investment Income to
Average Net Assets	4.25%	4.67%	4.89%	4.68%	4.50%	3.96%[5]
Portfolio Turnover Rate [6]	26%	19%	24%	20%	27%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.01, $.02, $.01, $.02, $.00, and $.06.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months			Feb. 11,	Nov. 25,
	Ended	Year Ended		2015[1] to	2014[1] to
For a Share Outstanding	April 30,	October 31,		Oct. 31,	Dec. 18,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.47	$32.24	$30.50	$30.72	$31.53
Investment Operations
Net Investment Income	. 676 [2]	1.508[2]	1.521	1.019	.108
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(1.497)	.238	1.715	(.159)	(1.240)
Total from Investment Operations	(.821)	1.746	3.236	.860	(1.132)
Distributions
Dividends from Net Investment Income	(.679)	(1.516)	(1.496)	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.679)	(1.516)	(1.496)	(1.080)	(.108)
Net Asset Value, End of Period	$30.97	$32.47	$32.24	$30.50	$30.29

Total Return[4]	-2.56%	5.59%	10.89%	2.82%	-3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20	$20	$21	$10	$0
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	4.28%	4.70%	4.92%	4.75%	4.72%
Portfolio Turnover Rate [5]	26%	19%	24%	20%[6]	20%[6]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the net asset value represents the per share amount at which such shares were redeemed. On February 11, 2015, the class recommenced operations. The expense ratio and net income ratio for the periods shown have been annualized.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.01 for 2018, $.03 for 2017, $.02 for 2016, and $.04 in aggregate for periods prior to
November 1, 2015.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
6 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

45

Emerging Markets Government Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $72,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

46

Emerging Markets Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	2,855	—
Sovereign Bonds	—	1,292,111	—
Temporary Cash Investments	8,761	14	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(25)	—	—
Total	8,738	1,294,980	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2018, the fund realized $1,157,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $2,355,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

47

Emerging Markets Government Bond Index Fund

At April 30, 2018, the cost of investment securities for tax purposes was $1,325,763,000. Net unrealized depreciation of investment securities for tax purposes was $22,022,000, consisting of unrealized gains of $15,550,000 on securities that had risen in value since their purchase and $37,572,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2018, the fund purchased $217,747,000 of investment securities and sold $165,906,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $26,587,000 and $26,559,000, respectively. Total purchases and sales include $64,172,000 and $23,559,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	3,618	363	8,929	892
Issued in Lieu of Cash Distributions	211	21	502	50
Redeemed	(3,363)	(337)	(8,541)	(850)
Net Increase (Decrease)—Investor Shares	466	47	890	92
ETF Shares
Issued[1]	79,101	1,000	206,684	2,608
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(24,029)	(300)	(87,865)	(1,100)
Net Increase (Decrease)—ETF Shares	55,072	700	118,819	1,508
Admiral Shares
Issued[1]	43,172	2,158	130,192	6,486
Issued in Lieu of Cash Distributions	5,017	253	9,143	457
Redeemed	(50,559)	(2,536)	(44,701)	(2,245)
Net Increase (Decrease)—Admiral Shares	(2,370)	(125)	94,634	4,698
Institutional Shares
Issued[1]	—	—	—	—
Issued in Lieu of Cash Distributions	430	13	949	29
Redeemed	—	—	(2,000)	(64)
Net Increase (Decrease) —Institutional Shares	430	13	(1,051)	(35)

1 Includes purchase fees for fiscal 2018 and 2017 of $339,000 and $1,024,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

48

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

49

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$973.14	$2.40
ETF Shares	1,000.00	974.07	1.57
Admiral Shares	1,000.00	974.01	1.57
Institutional Shares	1,000.00	974.39	1.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.36	$2.46
ETF Shares	1,000.00	1,023.21	1.61
Admiral Shares	1,000.00	1,023.21	1.61
Institutional Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32% for Admiral Shares, and 0.29% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

50

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Emerging Markets Government Bond Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

51

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

52

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

53

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

54

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays USD Emerging Markets Government RIC Capped Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Emerging Markets Government Bond Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Emerging Markets Government Bond Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Emerging Markets Government Bond Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Emerging Markets Government Bond Index Fund or the owners of the Emerging Markets Government Bond Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Emerging Markets Government Bond Index Fund. Investors acquire the Emerging Markets Government Bond Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Emerging Markets Government Bond Index Fund. The Emerging Markets Government Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Emerging Markets Government Bond Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Emerging Markets Government Bond Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Emerging Markets Government Bond Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Emerging Markets Government Bond Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Emerging Markets Government Bond Index Fund.

55

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

56

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11202 062018

Semiannual Report | April 30, 2018
Vanguard Global Minimum Volatility Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	7
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangement.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Global Minimum Volatility Fund returned about 2% for the six months ended April 30, 2018, trailing its benchmark, the FTSE Global All Cap Index (USD Hedged), by about a percentage point.

• The fund’s objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. Over the period, the fund produced lower weekly volatility but also a lower risk-adjusted return than its benchmark. (We calculate weekly volatility and risk-adjusted return using standard deviation, as we discuss in the Advisor’s Report.)

• Our positions in industrials, information technology, health care, and consumer staples aided relative performance. Energy, utilities, and consumer discretionary were the biggest relative detractors.

• Overweight allocations to North America and the developed markets of the Pacific region helped lower volatility, as did our underweight position in emerging markets.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard Global Minimum Volatility Fund
Investor Shares	2.00%
Admiral™ Shares	2.08
FTSE Global All Cap Index (USD Hedged)	3.05
Global Funds Average	3.30
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.25%	0.17%	1.18%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal period. For the six months ended April 30, 2018, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Global Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

3

Advisor’s Report

For the six months ended April 30, 2018, Vanguard Global Minimum Volatility Fund returned 2.00% for Investor Shares and 2.08% for Admiral Shares, with an annualized weekly volatility of 11.63%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 3.05%, with an annualized weekly volatility of 14.48%. (To get the annualized weekly volatility, we calculate the standard deviation of weekly returns and multiply it by the square root of 52, the number of weeks in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s weekly volatility averaged 19.68% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to the volatility level of its benchmark.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of weekly returns. We view six months to be a relatively short time, but for the semiannual period, the risk-adjusted return was 0.17, compared with 0.21 for the benchmark. Over a longer period—since the fund’s inception on December 12, 2013—its risk-adjusted return was 1.23, compared with 0.88 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yields, size, volatility, and liquidity. In addition, our portfolio construction process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach

4

allows us to make appropriate risk/ diversification trade-offs, while not relying solely on volatility estimates.

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,700 stocks in the FTSE index, we construct a portfolio of about 400–450 stocks.

The investment environment

The period opened with global equities posting positive returns. In the United States, encouraging economic fundamentals, tax-law changes, and low inflation boosted investor sentiment. The European economy continued on a path of broad improvement, including record-high employment and manufacturing activity and elevated consumer confidence. Developed markets in the Pacific region also rallied, helped by economic and business activity in Japan and Singapore.

As 2018 began, global economic momentum remained positive against a backdrop of rising volatility and a hawkish tone from the major central banks. In the United States, companies began to respond to the new tax law, and strong earnings announcements moved the Standard & Poor’s 500 Index to a record high at the end of January. Equities in the developed markets of Europe and the Pacific region also rose, fueled by improvement in macroeconomic fundamentals.

February brought a sudden change in market sentiment, and investors saw volatility return after an unusually long period of calm. From a macroeconomic perspective, it seems the markets finally realized that the U.S. tax cuts and large government spending package posed upside risks to inflation and could speed up the Federal Reserve’s timetable for raising the target interest rate. (This is on top of pro-growth deregulation.) Against

5

a backdrop of strong economic fundamentals, these stimulus efforts spurred some of the spike in volatility, as inflation and interest-rate concerns grew.

The fund’s successes and shortfalls

In addition, the benefits of our strategy become even clearer when you seek to remove some of the noise caused by short-term reversals in daily and weekly returns, which can increase volatility levels, and focus on a longer return horizon such as monthly returns. For example, since inception, the fund has delivered a 30.95% reduction in the annualized volatility of monthly returns relative to its benchmark.

Despite a challenging environment over the six months, our strategy of holding stocks that have lower correlations with one another provided diversification benefits. On average, we were overweighted in less volatile sectors—such as consumer staples, telecommunication services, and utilities—and underweighted in two of the benchmark’s more volatile industry groups, energy and financials. Our overweight allocations to the North American and Pacific regions helped lower volatility, as did our underweight positions in energy and information technology markets.

We expect our approach to portfolio construction to pay off in reduced volatility over the long run. With this in mind, we find that focusing on the long-term, risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to serving our investors in the future.

Portfolio Managers: Anatoly Shtekhman, CFA

Felix Xu, CFA

Vanguard Quantitative Equity Group

May 21, 2018

6

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	860,548,560	28,473,629	96.8%
Emerson U. Fullwood	859,625,511	29,396,677	96.7%
Amy Gutmann	859,439,842	29,582,347	96.7%
JoAnn Heffernan Heisen	860,336,031	28,686,158	96.8%
F. Joseph Loughrey	860,411,988	28,610,200	96.8%
Mark Loughridge	860,924,717	28,097,471	96.8%
Scott C. Malpass	859,842,339	29,179,849	96.7%
F. William McNabb III	859,460,373	29,561,815	96.7%
Deanna Mulligan	860,984,342	28,037,846	96.8%
André F. Perold	850,692,197	38,329,992	95.7%
Sarah Bloom Raskin	860,331,311	28,690,878	96.8%
Peter F. Volanakis	860,652,393	28,369,796	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Global Minimum Volatility
Fund	56,929,876	3,309,485	2,706,921	18,700,866	69.7%

7

Global Minimum Volatility Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.25%	0.17%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	410	7,847
Median Market Cap	$10.6B	$42.4B
Price/Earnings Ratio	20.1x	17.0x
Price/Book Ratio	2.3x	2.2x
Return on Equity	12.9%	13.5%
Earnings Growth
Rate	8.0%	9.2%
Dividend Yield	2.8%	2.3%
Turnover Rate
(Annualized)	29%	—
Short-Term Reserves	-1.1%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Consumer Discretionary	11.0%	12.5%
Consumer Staples	12.2	7.6
Energy	1.5	6.4
Financials	14.8	18.2
Health Care	10.8	10.7
Industrials	10.4	11.6
Information Technology	13.4	17.8
Materials	3.9	5.8
Real Estate	8.0	3.8
Telecommunication Services	7.0	2.6
Utilities	7.0	3.0

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
FTSE Global
All Cap Index
(USD Hedged)
R-Squared	0.68
Beta	0.54

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Starwood Property Trust
Inc.	Mortgage REITs	1.6%
Amdocs Ltd.	IT Consulting &
	Other Services	1.5
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	1.5
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	1.4
HDFC Bank Ltd.	Diversified Banks	1.4
Waste Management Inc. Environmental &
	Facilities Services	1.3
Expeditors International	Air Freight &
of Washington Inc.	Logistics	1.3
Quest Diagnostics Inc.	Health Care Services	1.2
Dollarama Inc.	General Merchandise
	Stores	1.1
Fidelity National	Data Processing &
Information Services Inc. Outsourced Services		1.1
Top Ten		13.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal period. For the six months ended April 30, 2018, the annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

8

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	6.2%	6.0%
Switzerland	4.4	2.4
Germany	2.3	3.0
France	1.4	3.2
Sweden	1.3	1.0
Other	2.9	5.1
Subtotal	18.5%	20.7%
Pacific
Japan	7.5%	8.5%
Australia	4.3	2.3
South Korea	2.6	1.9
Hong Kong	2.5	1.2
Other	1.0	0.7
Subtotal	17.9%	14.6%
Emerging Markets
India	2.0%	1.2%
Brazil	1.5	0.9
Taiwan	1.4	1.5
China	1.1	3.2
Other	1.1	3.2
Subtotal	7.1%	10.0%
North America
United States	50.6%	51.5%
Canada	5.7	3.0
Subtotal	56.3%	54.5%
Middle East	0.2%	0.2%

9

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 12, 2013, Through April 30, 2018

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	9.40%	10.74%
Admiral Shares	12/12/2013	9.53	10.83

See Financial Highlights for dividend and capital gains information.

10

Global Minimum Volatility Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.1%)[1]
Australia (4.2%)
AGL Energy Ltd.	983,833	16,034
Wesfarmers Ltd.	367,202	12,081
Cochlear Ltd.	70,913	10,320
Sonic Healthcare Ltd.	513,781	9,109
Woolworths Group Ltd.	391,019	8,178
Transurban Group	787,070	6,858
Stockland	2,204,185	6,852
ASX Ltd.	141,615	6,226
Caltex Australia Ltd.	206,011	4,791
Woodside Petroleum
Ltd.	113,275	2,745
GPT Group	514,397	1,865
Amcor Ltd.	176,247	1,816
AMP Ltd.	553,612	1,676
JB Hi-Fi Ltd.	75,108	1,448
Coca-Cola Amatil Ltd.	195,045	1,361
Computershare Ltd.	97,458	1,240
Crown Resorts Ltd.	120,123	1,166
Challenger Ltd.	115,999	938
BWP Trust	383,701	902
Goodman Group	119,454	813
Ramsay Health Care Ltd.	12,064	587
Charter Hall Retail REIT	191,055	566
		97,572
Austria (0.1%)
voestalpine AG	50,217	2,649

Belgium (0.5%)
Colruyt SA	126,301	7,107
Elia System Operator SA	23,212	1,466
Sofina SA	6,290	1,098
Cofinimmo SA	5,474	727
Ackermans & van Haaren
NV	2,298	415
		10,813

Brazil (1.5%)
	Telefonica Brasil SA ADR	966,926	13,653
	Ambev SA ADR	1,870,822	12,385
	Ultrapar Participacoes
	SA ADR	283,674	4,913
	TIM Participacoes SA
	ADR	117,950	2,683
			33,634
Canada (5.7%)
^	Dollarama Inc.	228,372	26,289
	BCE Inc.	464,284	19,704
^	Emera Inc.	608,272	18,945
	TELUS Corp.	519,828	18,603
	Canadian Tire Corp. Ltd.
	Class A	81,280	11,077
	Shaw Communications
	Inc. Class B	508,080	10,443
	Intact Financial Corp.	95,668	7,294
^	Bank of Montreal	78,683	5,976
	Pembina Pipeline Corp.	108,535	3,456
	National Bank of Canada	60,737	2,885
*	CGI Group Inc. Class A	42,164	2,443
	Metro Inc.	38,536	1,223
	Fortis Inc.	34,129	1,146
2	Hydro One Ltd.	53,573	851
	Power Corp. of Canada	17,850	424
			130,759
Chile (0.2%)
	Enel Americas SA ADR	157,624	1,789
	Enel Chile SA ADR	152,793	951
	Cia Cervecerias Unidas
	SA ADR	30,786	850
	Banco Santander Chile
	ADR	20,561	679
			4,269

11

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	China (1.1%)
	China Mobile Ltd. ADR	479,851	22,774
*	Ctrip.com International
	Ltd. ADR	78,082	3,193
			25,967
	Denmark (0.4%)
	Coloplast A/S Class B	36,733	3,112
	Carlsberg A/S Class B	18,343	2,051
*	William Demant Holding
	A/S	51,625	2,012
	Jyske Bank A/S	19,159	1,147
	H Lundbeck A/S	17,814	1,032
			9,354
	Finland (0.2%)
	Elisa Oyj	64,997	2,873
	Fortum Oyj	68,278	1,571
	Nokian Renkaat Oyj	22,391	896
			5,340
	France (1.4%)
	Hermes International	20,184	13,052
	Thales SA	58,591	7,427
	Dassault Systemes SE	41,243	5,345
	Accor SA	73,498	4,154
	Sodexo SA	15,825	1,567
	Alstom SA	31,989	1,457
			33,002
	Germany (2.3%)
	Deutsche Post AG	356,181	15,460
	Merck KGaA	50,401	4,924
	MTU Aero Engines AG	27,951	4,808
	HUGO BOSS AG	47,154	4,421
	Fielmann AG	43,608	3,581
	Axel Springer SE	38,553	3,158
	Henkel AG & Co. KGaA
	Preference Shares	24,216	3,077
*,2	Scout24 AG	57,520	2,973
	Aareal Bank AG	32,422	1,622
	Beiersdorf AG	13,977	1,581
	RHOEN-KLINIKUM AG	44,814	1,465
	Freenet AG	43,292	1,374
	Wirecard AG	9,580	1,296
	adidas AG	5,021	1,234
	Rheinmetall AG	6,494	849
	Aurubis AG	8,146	728
			52,551
	Hong Kong (2.4%)
	CLP Holdings Ltd.	2,269,350	23,565
	Hang Seng Bank Ltd.	424,500	10,753
	Power Assets Holdings
	Ltd.	1,206,000	8,974
	Yuexiu REIT	5,326,000	3,555
	Want Want China
	Holdings Ltd.	3,487,000	3,081

Chow Tai Fook Jewellery
Group Ltd.	1,969,600	2,539
CK Infrastructure
Holdings Ltd.	217,500	1,717
China Mengniu Dairy
Co. Ltd.	482,000	1,554
MTR Corp. Ltd.	104,500	587
		56,325
India (2.0%)
HDFC Bank Ltd. ADR	331,939	31,803
Infosys Ltd. ADR	424,978	7,509
Dr Reddy’s Laboratories
Ltd. ADR	160,635	5,190
2 Reliance Industries Ltd.
GDR	26,708	769
		45,271
Indonesia (0.3%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	286,923	7,819

Ireland (0.1%)
Kerry Group plc Class A	22,787	2,323

Israel (0.2%)
Bank Hapoalim BM	679,226	4,639
Paz Oil Co. Ltd.	5,690	828
		5,467
Italy (0.4%)
Mediobanca Banca di
Credito Finanziario SPA	312,781	3,790
Moncler SPA	59,053	2,662
Terna Rete Elettrica
Nazionale SPA	409,786	2,460
Recordati SPA	23,219	828
		9,740
Japan (7.4%)
Daiichi Sankyo Co. Ltd.	347,800	11,904
Otsuka Holdings Co. Ltd.	208,000	10,875
Canon Inc.	286,700	9,862
NEC Corp.	345,300	9,465
Mitsubishi Tanabe Pharma
Corp.	477,100	9,062
Kagome Co. Ltd.	230,700	8,318
NTT DOCOMO Inc.	284,100	7,339
Japan Tobacco Inc.	251,500	6,761
Sawai Pharmaceutical
Co. Ltd.	154,500	6,677
^ Yamada Denki Co. Ltd.	1,133,700	5,930
Skylark Co. Ltd.	403,000	5,928
Seven & i Holdings Co.
Ltd.	108,700	4,789
Toyo Suisan Kaisha Ltd.	101,400	3,992
ABC-Mart Inc.	57,300	3,776

12

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Taisho Pharmaceutical
	Holdings Co. Ltd.	37,700	3,606
	Toho Co. Ltd.	107,900	3,599
	Chugoku Electric Power
	Co. Inc.	285,200	3,568
	Sumitomo Dainippon
	Pharma Co. Ltd.	185,900	3,381
	Nitori Holdings Co. Ltd.	18,800	3,170
	Ryohin Keikaku Co. Ltd.	8,700	2,976
	Sankyo Co. Ltd.	81,700	2,864
	Japan Airlines Co. Ltd.	72,100	2,845
	Eisai Co. Ltd.	41,900	2,810
	Unicharm Corp.	93,400	2,626
	K’s Holdings Corp.	180,400	2,602
	Chugai Pharmaceutical
	Co. Ltd.	45,800	2,415
	Shimamura Co. Ltd.	19,500	2,269
	Nissin Foods Holdings
	Co. Ltd.	27,800	2,047
	MOS Food Services Inc.	60,500	1,833
	Pigeon Corp.	37,600	1,763
	Nisshin Seifun Group Inc.	77,500	1,694
	Takashimaya Co. Ltd.	196,000	1,683
	Lawson Inc.	24,900	1,645
	Takeda Pharmaceutical
	Co. Ltd.	38,200	1,609
	Rohto Pharmaceutical
	Co. Ltd.	51,000	1,485
	Hisamitsu Pharmaceutical
	Co. Inc.	17,100	1,329
	NH Foods Ltd.	29,000	1,267
	Ajinomoto Co. Inc.	65,000	1,191
	Kura Corp.	15,800	1,135
	Tsumura & Co.	27,900	1,012
	Isetan Mitsukoshi
	Holdings Ltd.	83,100	925
	Kamigumi Co. Ltd.	36,000	810
	Nichirei Corp.	26,800	776
	Bic Camera Inc.	45,200	741
	Earth Corp.	13,200	693
	Studio Alice Co. Ltd.	28,500	640
	Benesse Holdings Inc.	17,500	637
	Yoshinoya Holdings Co.
	Ltd.	31,400	583
^	UACJ Corp.	20,900	545
	Nippon Television
	Holdings Inc.	28,000	491
			169,943
Mexico (0.6%)
	Fomento Economico
	Mexicano SAB de CV
	ADR	121,291	11,724
	Grupo Televisa SAB ADR	92,350	1,655
			13,379

Netherlands (0.2%)
Koninklijke Ahold
Delhaize NV	186,124	4,490

New Zealand (0.1%)
Spark New Zealand Ltd.	1,236,367	3,002

Norway (0.4%)
^ Orkla ASA	925,762	8,568
Telenor ASA	33,367	739
		9,307
Singapore (0.9%)
Oversea-Chinese Banking
Corp. Ltd.	934,748	9,655
United Overseas Bank
Ltd.	306,300	6,936
Singapore
Telecommunications
Ltd.	1,339,900	3,544
Singapore Exchange Ltd.	121,900	707
Singapore Airlines Ltd.	79,940	652
		21,494
South Korea (2.5%)
Korea Zinc Co. Ltd.	34,802	14,085
KT Corp.	510,114	12,970
SK Telecom Co. Ltd.	29,049	6,207
KT&G Corp.	59,300	5,423
S-Oil Corp.	43,154	4,426
Woori Bank	205,992	3,075
GS Holdings Corp.	51,116	2,926
Maeil Dairies Co. Ltd.	33,866	2,525
Samsung Fire & Marine
Insurance Co. Ltd.	8,447	2,109
Yuhan Corp.	5,881	1,256
Kangwon Land Inc.	42,410	1,144
POSCO	2,941	1,013
Macquarie Korea
Infrastructure Fund	106,880	895
Hyundai Department
Store Co. Ltd.	6,499	627
		58,681
Spain (0.6%)
^ Merlin Properties Socimi
SA	489,764	7,557
Endesa SA	56,688	1,322
Bankinter SA	118,040	1,234
Red Electrica Corp. SA	50,985	1,062
Viscofan SA	15,824	1,049
Ebro Foods SA	17,809	429
		12,653

13

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
Sweden (1.3%)
	Swedish Match AB	418,420	18,770
	Essity AB Class B	174,354	4,423
	Tele2 AB	225,278	2,920
	Telia Co. AB	450,547	2,218
^	ICA Gruppen AB	61,545	1,911
			30,242
Switzerland (4.4%)
	Swisscom AG	49,515	23,749
	Sonova Holding AG	113,003	18,622
	Kuehne & Nagel
	International AG	108,640	16,915
	Logitech International SA	301,217	11,128
	Baloise Holding AG	54,703	8,671
	Straumann Holding AG	8,978	6,095
	Partners Group Holding AG	7,766	5,664
	Swiss Prime Site AG	35,518	3,328
	Flughafen Zurich AG	12,226	2,553
	dormakaba Holding AG	2,472	1,912
*	Allreal Holding AG	9,242	1,519
	Siegfried Holding AG	2,483	863
			101,019
Taiwan (1.4%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	564,770	21,715
	Chunghwa Telecom Co.
	Ltd. ADR	217,730	8,272
	United Microelectronics
	Corp. ADR	995,508	2,658
			32,645
United Kingdom (6.2%)
	GlaxoSmithKline plc	1,263,425	25,341
	Coca-Cola HBC AG	364,790	12,221
	RSA Insurance Group plc	936,499	8,450
	Smith & Nephew plc	436,406	8,358
	B&M European Value
	Retail SA	1,492,336	8,316
	Informa plc	795,753	8,079
	Royal Dutch Shell plc
	Class B	220,000	7,854
	Reckitt Benckiser Group
	plc	77,636	6,090
	Compass Group plc	273,047	5,858
	Rightmove plc	87,748	5,503
	Tate & Lyle plc	565,549	4,467
	Segro plc	453,522	4,024
	Wm Morrison
	Supermarkets plc	1,011,409	3,373
	DS Smith plc	395,029	2,830
	Legal & General
	Group plc	733,700	2,717
2	Merlin Entertainments
	plc	532,359	2,693

	InterContinental Hotels
	Group plc	41,783	2,636
	UDG Healthcare plc	205,596	2,583
	British Land Co. plc	279,007	2,577
	WH Smith plc	82,727	2,217
	Inchcape plc	208,142	2,079
	Antofagasta plc	136,063	1,818
	Croda International plc	25,289	1,547
	SSE plc	79,867	1,516
*	Indivior plc	234,263	1,451
	National Grid plc	115,115	1,332
	DCC plc	12,780	1,227
	UK Commercial Property
	Trust Ltd.	899,207	1,105
	F&C Commercial Property
	Trust Ltd.	434,498	877
	St. James’s Place plc	54,849	854
	Schroders plc	18,169	822
	Meggitt plc	126,346	819
*	BTG plc	65,423	613
	Saga plc	229,498	428
			142,675
United States (49.1%)
Consumer Discretionary (3.5%)
	Service Corp. International	405,563	14,807
	Yum China Holdings Inc.	311,563	13,323
*	Madison Square Garden
	Co. Class A	31,561	7,670
*	Grand Canyon Education
	Inc.	63,539	6,607
	Aramark	134,505	5,029
	Pool Corp.	35,136	4,877
	Churchill Downs Inc.	16,038	4,404
*	Bright Horizons Family
	Solutions Inc.	43,619	4,139
	John Wiley & Sons Inc.
	Class A	60,106	3,964
	Cable One Inc.	5,265	3,344
	Hyatt Hotels Corp. Class A	30,985	2,382
	Vail Resorts Inc.	8,163	1,872
	TJX Cos. Inc.	20,744	1,760
*	ServiceMaster Global
	Holdings Inc.	34,612	1,751
	Graham Holdings Co.
	Class B	2,838	1,712
	Ross Stores Inc.	13,840	1,119
	Choice Hotels International
	Inc.	13,846	1,108
*	Liberty Broadband Corp.	6,912	490
			80,358
Consumer Staples (4.2%)
	Church & Dwight Co. Inc.	554,649	25,625
	Clorox Co.	165,989	19,454
	Vector Group Ltd.	702,230	13,693
	Colgate-Palmolive Co.	146,189	9,536

14

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Coca-Cola Co.	164,700	7,117
	Kimberly-Clark Corp.	66,329	6,868
	Procter & Gamble Co.	73,366	5,307
	Lancaster Colony Corp.	30,812	3,870
	Hershey Co.	33,995	3,125
	Sysco Corp.	11,659	729
	J&J Snack Foods Corp.	4,400	605
	McCormick & Co. Inc.	5,400	569
	Ingredion Inc.	4,200	508
			97,006
Financials (8.7%)
	Starwood Property Trust
	Inc.	1,774,982	37,204
	Blackstone Mortgage
	Trust Inc. Class A	775,462	23,923
	RenaissanceRe Holdings
	Ltd.	151,830	20,655
	Washington Federal Inc.	448,631	14,244
	Apollo Commercial Real
	Estate Finance Inc.	749,446	13,505
	Brown & Brown Inc.	452,400	12,319
	Arthur J Gallagher & Co.	107,283	7,509
	Torchmark Corp.	83,653	7,256
	Beneficial Bancorp Inc.	400,982	6,355
	ProAssurance Corp.	132,894	6,286
	Capitol Federal Financial
	Inc.	455,900	5,685
	Marsh & McLennan Cos.
	Inc.	61,079	4,978
	Two Harbors Investment
	Corp.	289,704	4,421
	White Mountains
	Insurance Group Ltd.	4,296	3,717
	TFS Financial Corp.	219,700	3,276
	Oritani Financial Corp.	206,400	3,158
	MFA Financial Inc.	418,444	3,147
	AGNC Investment Corp.	160,500	3,037
*	Arch Capital Group Ltd.	36,803	2,949
	Cullen/Frost Bankers Inc.	23,820	2,726
	American Financial Group
	Inc.	23,331	2,641
	Northwest Bancshares Inc.	128,863	2,139
	Capstead Mortgage Corp.	241,849	2,128
	Commerce Bancshares Inc.	23,630	1,501
	Axis Capital Holdings Ltd.	25,360	1,489
	Aon plc	8,713	1,241
	Granite Point Mortgage
	Trust Inc.	54,907	914
	Bank of Hawaii Corp.	10,760	906
	FirstCash Inc.	6,644	576
	Safety Insurance Group Inc. 6,600		528
	New Residential
	Investment Corp.	24,950	436
	CYS Investments Inc.	54,368	390
			201,239

Health Care (3.6%)
	Quest Diagnostics Inc.	263,686	26,685
	Chemed Corp.	61,006	18,803
*	Premier Inc. Class A	218,212	7,199
	Zoetis Inc.	74,312	6,203
	Pfizer Inc.	166,073	6,080
*	Henry Schein Inc.	76,733	5,832
	Danaher Corp.	36,900	3,702
	STERIS plc	29,223	2,762
*	Laboratory Corp. of
	America Holdings	14,634	2,499
*	Varian Medical Systems
	Inc.	20,456	2,364
	West Pharmaceutical
	Services Inc.	14,204	1,253
*	WellCare Health Plans Inc.	5,254	1,078
			84,460
Industrials (7.4%)
	Waste Management Inc.	366,593	29,800
	Expeditors International
	of Washington Inc.	457,904	29,242
	Harris Corp.	108,243	16,931
	L3 Technologies Inc.	80,761	15,820
	Republic Services Inc.
	Class A	244,137	15,791
	BWX Technologies Inc.	207,463	14,066
	Rollins Inc.	208,778	10,130
	Northrop Grumman Corp.	29,701	9,565
	Carlisle Cos. Inc.	51,603	5,559
	General Dynamics Corp.	20,100	4,046
	Lockheed Martin Corp.	11,992	3,848
	Cintas Corp.	22,330	3,803
*	Teledyne Technologies Inc.	17,400	3,255
*	Copart Inc.	62,217	3,178
*	CoStar Group Inc.	6,309	2,313
	National Presto Industries
	Inc.	17,011	1,629
	Raytheon Co.	4,852	994
	UniFirst Corp.	5,821	935
			170,905
Information Technology (9.5%)
	Amdocs Ltd.	524,225	35,254
	Jack Henry & Associates
	Inc.	289,996	34,649
	Broadridge Financial
	Solutions Inc.	311,353	33,380
	Fidelity National
	Information Services Inc.	272,519	25,881
	Paychex Inc.	288,625	17,482
	MAXIMUS Inc.	147,505	9,976
	Automatic Data
	Processing Inc.	60,455	7,139
	Genpact Ltd.	219,592	7,003
	Amphenol Corp. Class A	82,408	6,898
	Total System Services Inc.	73,312	6,163

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	Tyler Technologies Inc.	27,278	5,972
*	Synopsys Inc.	67,688	5,788
*	ANSYS Inc.	35,199	5,690
*	Fiserv Inc.	58,250	4,128
	Dolby Laboratories Inc.
	Class A	50,032	2,993
	FLIR Systems Inc.	44,302	2,372
*	Gartner Inc.	19,049	2,310
*	Check Point Software
	Technologies Ltd.	23,274	2,246
*	EPAM Systems Inc.	15,136	1,731
*	ExlService Holdings Inc.	19,412	1,122
	National Instruments Corp.	19,000	777
*	IAC/InterActiveCorp	4,541	736
*	Itron Inc.	7,521	492
			220,182
Materials (2.7%)
	AptarGroup Inc.	258,655	24,184
	Kaiser Aluminum Corp.	151,369	14,916
	Sonoco Products Co.	186,390	9,573
	Avery Dennison Corp.	64,931	6,805
	Compass Minerals
	International Inc.	75,877	5,107
	Bemis Co. Inc.	27,103	1,173
	Silgan Holdings Inc.	33,250	933
			62,691
Real Estate (6.4%)
*	Equity Commonwealth	602,417	18,669
	Mid-America Apartment
	Communities Inc.	138,614	12,678
	Rayonier Inc.	322,137	11,980
	Highwoods Properties Inc.	259,667	11,431
	PS Business Parks Inc.	79,867	9,207
	Apple Hospitality REIT Inc.	417,177	7,505
	Lamar Advertising Co.
	Class A	116,889	7,447
3	Hudson Pacific Properties
	Inc.	162,097	5,328
	UDR Inc.	125,196	4,526
	EastGroup Properties Inc.	46,848	4,206
	Crown Castle International
	Corp.	39,788	4,013
	Equity LifeStyle Properties
	Inc.	42,469	3,787
	First Industrial Realty Trust
	Inc.	109,280	3,400
	STAG Industrial Inc.	137,785	3,385
	Camden Property Trust	37,810	3,229
	Piedmont Office Realty
	Trust Inc. Class A	161,294	2,890
	National Health Investors
	Inc.	37,412	2,554

Gaming and Leisure
Properties Inc.	70,920	2,430
WP Carey Inc.	37,029	2,364
Cousins Properties Inc.	262,880	2,337
Empire State Realty Trust
Inc.	131,989	2,299
American Homes 4 Rent
Class A	113,183	2,286
Life Storage Inc.	23,189	2,051
Sun Communities Inc.	21,244	1,994
Weyerhaeuser Co.	49,320	1,814
AvalonBay Communities
Inc.	10,754	1,753
Rexford Industrial Realty
Inc.	56,488	1,726
Healthcare Realty Trust Inc.	59,674	1,661
Healthcare Trust of
America Inc. Class A	61,219	1,530
Douglas Emmett Inc.	39,067	1,456
Duke Realty Corp.	50,390	1,366
Liberty Property Trust	19,512	816
Urstadt Biddle Properties
Inc. Class A	40,998	815
Medical Properties Trust
Inc.	61,031	780
Alexandria Real Estate
Equities Inc.	5,878	732
Universal Health Realty
Income Trust	8,800	527
		146,972
Utilities (3.1%)
IDACORP Inc.	193,596	18,004
ALLETE Inc.	118,610	9,063
NorthWestern Corp.	142,089	7,806
Portland General Electric
Co.	163,848	6,960
Southern Co.	133,667	6,165
Hawaiian Electric
Industries Inc.	176,183	6,112
MDU Resources Group
Inc.	197,247	5,556
OGE Energy Corp.	127,612	4,195
Pinnacle West Capital
Corp.	37,117	2,988
Ameren Corp.	36,454	2,137
Westar Energy Inc.
Class A	21,457	1,163
NiSource Inc.	41,407	1,010
		71,159
		1,134,972
Total Common Stocks
(Cost $1,987,475)		2,267,357

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (1.9%)[1]
	Money Market Fund (1.8%)
[4,5]	Vanguard Market
	Liquidity Fund, 1.886%	417,803	41,780

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
3	United States Treasury
	Bill, 1.461%, 5/3/18	900	900
3	United States Treasury
	Bill, 1.941%, 9/27/18	500	496
	United States Treasury
	Bill, 1.946%, 10/4/18	750	744
			2,140
Total Temporary Cash Investments
	(Cost $43,917)		43,920
	Total Investments (100.0%)
	(Cost $2,031,392)	2,311,277

		Amount
			($000)
Other Assets and Liabilities (0.0%)
	Other Assets
	Investment in Vanguard		126
Receivables for Investment Securities Sold			25,060
Receivables for Accrued Income			5,544
Receivables for Capital Shares Issued			4,012
	Variation Margin Receivable—
	Futures Contracts		7
	Unrealized Appreciation—
	Forwards Contracts		24,748
	Other Assets		1,059
	Total Other Assets		60,556
	Liabilities
Payables for Investment Securities
	Purchased		(744)
	Collateral for Securities on Loan		(41,775)
Payables for Capital Shares Redeemed			(1,200)
	Payables to Vanguard		(581)
Variation Margin Payable—Futures Contracts			(177)
Unrealized Depreciation—Forwards Contracts			(345)
	Other Liabilities		(14,847)
	Total Liabilities		(59,669)
	Net Assets (100%)	2,312,164

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,975,572
Undistributed Net Investment Income	14,362
Accumulated Net Realized Gains	18,090
Unrealized Appreciation (Depreciation)
Investment Securities	279,885
Futures Contracts	(79)
Forward Currency Contracts	24,403
Foreign Currencies	(69)
Net Assets	2,312,164

Investor Shares—Net Assets
Applicable to 38,329,698 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	518,749
Net Asset Value Per Share—
Investor Shares	$13.53

Admiral Shares—Net Assets
Applicable to 66,211,646 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,793,415
Net Asset Value Per Share—
Admiral Shares	$27.09

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $33,408,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.3% and 0.7%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate value of these securities was $7,286,000, representing 0.3% of
net assets.
3 Securities with a value of $1,794,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $41,775,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

17

Global Minimum Volatility Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	180	23,823	(227)
Topix Index	June 2018	7	1,138	57
S&P ASX 200 Index	June 2018	7	788	(12)
FTSE 100 Index	June 2018	7	719	23
Dow Jones EURO STOXX 50 Index	June 2018	17	714	80
				(79)

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index and S&P ASX 200 Index, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for Topix and S&P ASX 200 Index futures contracts is generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	5/15/18	RUB	818,055	USD	13,216	(250)
Credit Suisse International	5/15/18	JPY	640,400	USD	5,872	(8)
Toronto-Dominion Bank	5/15/18	USD	179,401	JPY	19,156,296	3,988
Toronto-Dominion Bank	5/15/18	USD	136,019	GBP	95,909	3,885
Toronto-Dominion Bank	5/15/18	USD	133,321	CAD	168,747	1,851
Deutsche Bank AG	5/15/18	USD	109,688	EUR	88,636	2,529
Credit Suisse International	5/15/18	USD	99,673	CHF	94,980	3,703
Toronto-Dominion Bank	5/15/18	USD	98,581	AUD	127,490	2,598
BNP Paribas	5/15/18	USD	77,603	HKD	608,332	62
BNP Paribas	5/15/18	USD	59,744	KRW	63,656,334	121
Deutsche Bank AG	5/15/18	USD	46,002	INR	2,998,138	1,158
BNP Paribas	5/15/18	USD	35,418	TWD	1,031,796	509
Goldman Sachs International	5/15/18	USD	34,702	BRL	119,153	741
Toronto-Dominion Bank	5/15/18	USD	31,585	SEK	261,852	1,647
Credit Suisse International	5/15/18	USD	26,267	EUR	21,408	386
Credit Suisse International	5/15/18	USD	20,536	SGD	26,885	255
Toronto-Dominion Bank	5/15/18	USD	12,900	MXN	237,430	237
Deutsche Bank AG	5/15/18	USD	12,886	RUB	818,055	(79)
Toronto-Dominion Bank	5/15/18	USD	10,793	NOK	84,212	290
Deutsche Bank AG	5/15/18	USD	7,730	IDR	106,494,443	88

18

Global Minimum Volatility Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	5/15/18	USD	6,865	DKK	41,295	164
Deutsche Bank AG	5/15/18	USD	5,937	GBP	4,315	(8)
Goldman Sachs International	5/15/18	USD	5,558	ILS	19,438	152
Deutsche Bank AG	5/15/18	USD	5,139	CHF	5,080	6
Deutsche Bank AG	5/15/18	USD	5,073	GBP	3,577	145
Toronto-Dominion Bank	5/15/18	USD	4,416	CLP	2,663,285	74
Goldman Sachs International	5/15/18	USD	3,098	NZD	4,213	134
Goldman Sachs International	5/15/18	USD	1,014	JPY	108,278	23
Goldman Sachs International	5/15/18	USD	546	HKD	4,281	—
Goldman Sachs International	5/15/18	USD	87	AUD	112	2
						24,403

AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swissfranc.
CLP—Chilean peso.
DKK—Danish krone.
EUR—Euro.
GBP—Britishpound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japaneseyen.
KRW—Koreanwon.
MXN—Mexican peso.
NOK—Norwegian krone.
NZD—New Zealand dollar.
RUB—Russianruble.
SEK—Swedishkrona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S.dollar.

Unrealized appreciation (depreciation) on open forward currency contracts, except for Hong Kong dollar, Taiwanese dollar, Singapore dollar, Indonesian rupiah, and Danish krone contracts is treated as realized gain (loss) for tax purposes.

At April 30, 2018, the counterparties had deposited in segregated accounts securities and cash with a value of $21,879,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Global Minimum Volatility Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends[1]	31,934
Interest [2]	87
Securities Lending—Net	177
Total Income	32,198
Expenses
The Vanguard Group—Note B
Investment Advisory Services	593
Management and Administrative—Investor Shares	438
Management and Administrative—Admiral Shares	895
Marketing and Distribution—Investor Shares	55
Marketing and Distribution—Admiral Shares	72
Custodian Fees	92
Shareholders’ Reports and Proxy—Investor Shares	9
Shareholders’ Reports and Proxy—Admiral Shares	16
Trustees’ Fees and Expenses	1
Total Expenses	2,171
Net Investment Income	30,027
Realized Net Gain (Loss)
Investment Securities Sold [2]	57,116
Futures Contracts	20
Forward Currency Contracts	(25,731)
Foreign Currencies	87
Realized Net Gain (Loss)	31,492
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(33,613)
Futures Contracts	(268)
Forward Currency Contracts	18,883
Foreign Currencies	(13)
Change in Unrealized Appreciation (Depreciation)	(15,011)
Net Increase (Decrease) in Net Assets Resulting from Operations	46,508

1 Dividends are net of foreign withholding taxes of $1,587,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $80,000, ($7,000), and $3,000 respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
20

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,027	48,457
Realized Net Gain (Loss)	31,492	7,873
Change in Unrealized Appreciation (Depreciation)	(15,011)	229,772
Net Increase (Decrease) in Net Assets Resulting from Operations	46,508	286,102
Distributions
Net Investment Income
Investor Shares	(12,387)	(11,274)
Admiral Shares	(40,756)	(32,305)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(53,143)	(43,579)
Capital Share Transactions
Investor Shares	(18,560)	57,675
Admiral Shares	98,843	367,340
Net Increase (Decrease) from Capital Share Transactions	80,283	425,015
Total Increase (Decrease)	73,648	667,538
Net Assets
Beginning of Period	2,238,516	1,570,978
End of Period[1]	2,312,164	2,238,516

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,362,000 and $37,391,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
	Six Months				Dec.12,
	Ended				2013[1] to
	April 30,	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.57	$11.92	$11.81	$11.41	$10.00
Investment Operations
Net Investment Income	.170 [2]	.324[2]	.293	.288[2]	.262
Net Realized and Unrealized Gain (Loss)
on Investments	.102	1.650	.181	.795	1.172
Total from Investment Operations	.272	1.974	.474	1.083	1.434
Distributions
Dividends from Net Investment Income	(. 312)	(. 324)	(. 205)	(. 280)	(. 024)
Distributions from Realized Capital Gains	—	—	(.159)	(.403)	—
Total Distributions	(. 312)	(. 324)	(. 364)	(. 683)	(. 024)
Net Asset Value, End of Period	$13.53	$13.57	$11.92	$11.81	$11.41

Total Return[3]	2.00%	16.93%	4.23%	9.93%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$519	$539	$419	$451	$360
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%	0.27%	0.30%[4]
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.54%	2.63%	2.52%	3.18%[4]
Portfolio Turnover Rate	29%	37%	58%	57%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
	Six Months				Dec.12,
	Ended				2013[1] to
	April 30,	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.15	$23.86	$23.62	$22.83	$20.00
Investment Operations
Net Investment Income	. 353 [2]	.668 [2]	.608	.605 [2]	.546
Net Realized and Unrealized Gain (Loss)
on Investments	.212	3.295	.377	1.576	2.332
Total from Investment Operations	.565	3.963	.985	2.181	2.878
Distributions
Dividends from Net Investment Income	(. 625)	(. 673)	(. 427)	(. 585)	(. 048)
Distributions from Realized Capital Gains	—	—	(.318)	(.806)	—
Total Distributions	(. 625)	(. 673)	(.745)	(1.391)	(. 048)
Net Asset Value, End of Period	$27.09	$27.15	$23.86	$23.62	$22.83

Total Return[3]	2.08%	16.99%	4.39%	10.00%	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,793	$1,699	$1,152	$757	$115
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.21%	0.20%[4]
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.62%	2.71%	2.58%	3.28%[4]
Portfolio Turnover Rate	29%	37%	58%	57%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty

24

Global Minimum Volatility Fund

risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets.

The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 48% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

25

Global Minimum Volatility Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

26

Global Minimum Volatility Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $126,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	293,587	838,798	—
Common Stocks—United States	1,134,972	—	—
Temporary Cash Investments	41,780	2,140	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(177)	—	—
Forward Currency Contracts—Assets	—	24,748	—
Forward Currency Contracts—Liabilities	—	(345)	—
Total	1,470,169	865,341	—
1 Represents variation margin on the last day of the reporting period.

27

Global Minimum Volatility Fund

D. At April 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	7	—	7
Unrealized Appreciation—Forwards Contracts	—	24,748	24,748
Total Assets	7	24,748	24,755

Variation Margin Payable—Futures Contracts	(177)	—	(177)
Unrealized Depreciation—Forwards Contracts	—	(345)	(345)
Total Liabilities	(177)	(345)	(522)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	20	—	20
Forward Currency Contracts	—	(25,731)	(25,731)
Realized Net Gain (Loss) on Derivatives	20	(25,731)	(25,711)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(268)	—	(268)
Forward Currency Contracts	—	18,883	18,883
Change in Unrealized Appreciation (Depreciation) on Derivatives	(268)	18,883	18,615

28

Global Minimum Volatility Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in the		Net
Reflected in		Reflected in	Net Amount	Statement of Net Assets		Exposure[3]
Statement of		Statement of	Receivable	Collateral	Collateral	(Not Less
Net Assets[1]		Net Assets[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to Offsetting
Arrangements, by Counterparty
BNP Paribas	692	—	692	—	1,227	—
Credit Suisse International	4,344	(8)	4,336	—	3,900	436
Deutsche Bank AG	3,926	(337)	3,589	—	3,280	309
Goldman Sachs International	1,052	—	1,052	—	620	432
Toronto-Dominion Bank	14,734	—	14,734	—	12,852	1,882
Exchange Traded Futures
Contracts	7	(177)	(170)	1,794	—	—
Total	24,755	(522)	24,233	1,794	21,879	3,059

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the
Statement of Net Assets.
2 Securities or other assets pledged as collateral are noted in the Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Statement of Net Assets.
3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties may not exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $7,155,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

29

Global Minimum Volatility Fund

At April 30, 2018, the cost of investment securities for tax purposes was $2,034,506,000. Net unrealized appreciation of investment securities for tax purposes was $276,771,000, consisting of unrealized gains of $330,541,000 on securities that had risen in value since their purchase and $53,770,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2018, the fund purchased $356,508,000 of investment securities and sold $336,928,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	70,514	5,194	195,539	15,366
Issued in Lieu of Cash Distributions	11,552	854	10,598	886
Redeemed	(100,626)	(7,440)	(148,462)	(11,703)
Net Increase (Decrease)—Investor Shares	(18,560)	(1,392)	57,675	4,549
Admiral Shares
Issued	372,924	13,791	705,355	27,658
Issued in Lieu of Cash Distributions	35,011	1,294	28,030	1,172
Redeemed	(309,092)	(11,454)	(366,045)	(14,509)
Net Increase (Decrease)—Admiral Shares	98,843	3,631	367,340	14,321

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,020.04	$1.25
Admiral Shares	1,000.00	1,020.84	0.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,023.95	0.85

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

32

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Global Minimum Volatility Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

33

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

37

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11942 062018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 14, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number 33-32216,
Incorporated by Reference.

Semiannual Report | April 30, 2018

Vanguard International Dividend Index Funds

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
International Dividend Appreciation Index Fund.	7
International High Dividend Yield Index Fund.	28
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangements.	61
Glossary.	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard International Dividend Appreciation Index Fund returned 2.30% for Investor Shares. Vanguard International High Dividend Yield Index Fund returned 2.49% for Investor Shares.

• Due in part to temporary price differences arising from fair-value pricing policies (see the Glossary), both funds’ returns diverged from those of their target indexes. The International High Dividend Yield Index Fund outpaced the average return of its peer group; the International Dividend Appreciation Index Fund did not.

• Emerging markets posted the strongest return for both funds, with China among the top performers. The Pacific region also outperformed, thanks to Japan. Europe, the heavyweight constituent in both indexes, underperformed.

• By market sector, returns ranged from double-digit gains to single-digit declines.

Technology was the standout sector for the International Dividend Appreciation Index Fund; oil and gas had the highest return for the International High Dividend Yield Index Fund.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard International Dividend Appreciation Index Fund
Investor Shares	2.30%
ETF Shares
Market Price	2.17
Net Asset Value	2.37
Admiral™ Shares	2.38
NASDAQ International Dividend Achievers Select Index	2.81
International Large-Cap Core Funds Average	2.62
International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard International High Dividend Yield Index Fund
Investor Shares	2.49%
ETF Shares
Market Price	2.46
Net Asset Value	2.52
Admiral Shares	2.55
FTSE All-World ex US High Dividend Yield Index	3.20
International Equity Income Funds Average	2.41
International Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF®
Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and
8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
International Dividend Appreciation Index Fund	0.35%	0.25%	0.25%	1.12%
International High Dividend Yield Index Fund	0.42	0.32	0.32	1.35

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2018, the funds’ annualized expense ratios were: for the International Dividend Appreciation Index
Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index
Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer groups: For the International Dividend Appreciation Index Fund, International Large-Cap Core Funds; for the International High
Dividend Yield Index Fund, International Equity Income Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
	Total Returns
	Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	860,548,560	28,473,629	96.8%
Emerson U. Fullwood	859,625,511	29,396,677	96.7%
Amy Gutmann	859,439,842	29,582,347	96.7%
JoAnn Heffernan Heisen	860,336,031	28,686,158	96.8%
F. Joseph Loughrey	860,411,988	28,610,200	96.8%
Mark Loughridge	860,924,717	28,097,471	96.8%
Scott C. Malpass	859,842,339	29,179,849	96.7%
F. William McNabb III	859,460,373	29,561,815	96.7%
Deanna Mulligan	860,984,342	28,037,846	96.8%
André F. Perold	850,692,197	38,329,992	95.7%
Sarah Bloom Raskin	860,331,311	28,690,878	96.8%
Peter F. Volanakis	860,652,393	28,369,796	96.8%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Dividend
Appreciation Index Fund	6,953,027	245,281	287,228	1,832,865	74.6%
International High Dividend
Yield Index Fund	6,545,375	264,643	283,921	2,041,952	71.6%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Dividend
Appreciation Index Fund	6,994,530	244,080	246,927	1,832,865	75.1%
International High Dividend
Yield Index Fund	6,597,445	254,260	242,235	2,041,952	72.2%

International Dividend Appreciation Index Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIAIX	VIGI	VIAAX
Expense Ratio[1]	0.35%	0.25%	0.25%

Portfolio Characteristics
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Number of Stocks	313	310
Median Market Cap	$45.1B	$45.1B
Price/Earnings Ratio	21.2x	21.2x
Price/Book Ratio	3.1x	3.1x
Return on Equity	16.7%	16.6%
Earnings Growth
Rate	11.9%	11.8%
Dividend Yield	1.7%	1.7%
Turnover Rate
(Annualized)	45%	—
Short-Term Reserves	-0.4%	—

Ten Largest Holdings (% of total net assets)

Nestle SA	Food Products	3.8%
Tencent Holdings Ltd.	Internet	3.5
SAP SE	Software	3.1
L'Oreal SA	Personal Products	3.1
Naspers Ltd.	Broadcasting &
	Entertainment	2.5
Tata Consultancy
Services Ltd.	Computer Services	2.3
Nippon Telegraph &	Fixed Line
Telephone Corp.	Telecommunications	2.3
Unilever	Personal Products	2.3
Bayer AG	Pharmaceuticals	2.3
Reliance Industries Ltd.	Exploration &
	Production	2.1
Top Ten		27.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Investment Focus

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2018, the annualized expense ratios were 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25%
for Admiral Shares.

International Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Basic Materials	4.2%	4.2%
Consumer Goods	23.8	24.0
Consumer Services	11.6	11.6
Financials	12.0	12.0
Health Care	10.9	10.9
Industrials	11.9	11.7
Oil & Gas	6.5	6.5
Technology	14.1	14.1
Telecommunications	3.5	3.5
Utilities	1.5	1.5

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Market Diversification (% of equity exposure)
		NASDAQ
		International
		Dividend
		Achievers
	Fund Select Index
Europe
United Kingdom	12.3%	12.4%
France	10.0	9.9
Germany	9.4	9.4
Switzerland	8.2	8.3
Netherlands	4.8	4.8
Denmark	1.0	1.0
Sweden	1.0	1.0
Other	2.3	2.2
Subtotal	49.0%	49.0%
Pacific
Japan	12.1%	12.0%
Hong Kong	2.2	2.3
Australia	2.2	2.2
Other	0.7	0.7
Subtotal	17.2%	17.2%
Emerging Markets
India	12.7%	12.8%
China	5.7	5.7
South Africa	4.0	4.0
Mexico	1.2	1.2
Other	3.1	3.0
Subtotal	26.7%	26.7%
North America
Canada	6.9%	6.9%
Other	0.2	0.2
Subtotal	7.1%	7.1%

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 25, 2016, Through April 30, 2018

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	13.83%	14.33%
Fee-Adjusted Returns		13.27	14.06
ETF Shares	2/25/2016
Market Price		14.10	14.64
Net Asset Value		13.95	14.44
Admiral Shares	3/2/2016	13.98	13.00
Fee-Adjusted Returns		13.42	12.74

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.3%)[1]
Australia (2.2%)
CSL Ltd.	113,915	14,591
Aristocrat Leisure Ltd.	161,444	3,239
Ramsay Health Care Ltd.	50,639	2,462
REA Group Ltd.	35,066	2,123
Domino’s Pizza
Enterprises Ltd.	23,506	744
Qube Holdings Ltd.	385,009	663
		23,822
Belgium (0.7%)
^ UCB SA	48,587	3,659
Ackermans & van
Haaren NV	8,998	1,624
Sofina SA	9,078	1,585
Melexis NV	10,099	961
		7,829
Brazil (0.2%)
Ultrapar Participacoes SA	141,600	2,443

Canada (6.9%)
Suncor Energy Inc.	414,616	15,855
Canadian National
Railway Co.	187,855	14,510
Canadian Natural
Resources Ltd.	309,715	11,173
Imperial Oil Ltd.	210,350	6,542
Franco-Nevada Corp.	47,372	3,360
Saputo Inc.	96,490	3,128
Intact Financial Corp.	34,121	2,602
CCL Industries Inc. Class B	43,585	2,114
Canadian Tire Corp. Ltd.
Class A	15,400	2,099
Metro Inc.	60,566	1,922
SNC-Lavalin Group Inc.	43,040	1,887
CAE Inc.	65,503	1,238
Methanex Corp.	20,400	1,230
Finning International Inc.	45,322	1,143

Ritchie Bros
Auctioneers Inc.	29,328	958
Toromont Industries Ltd.	21,421	938
Empire Co. Ltd.	46,934	908
Atco Ltd.	26,520	802
Stella-Jones Inc.	18,688	677
Canadian Western Bank	24,343	646
^ Cogeco Communications
Inc.	10,651	567
Boyd Group Income Fund	4,573	387
Richelieu Hardware Ltd.	16,530	357
Enghouse Systems Ltd.	6,741	350
Equitable Group Inc.	6,000	271
Cogeco Inc.	3,974	204
		75,868
China (5.6%)
Tencent Holdings Ltd.	785,708	38,628
China Overseas Land
& Investment Ltd.	2,766,000	9,268
Sunny Optical
Technology Group
Co. Ltd.	276,800	4,517
China Gas Holdings Ltd.	1,249,000	4,426
China Resources Gas
Group Ltd.	581,500	2,138
China Everbright
International Ltd.	1,202,000	1,686
Sinopharm Group
Co. Ltd.	294,000	1,240
		61,903
Colombia (0.3%)
Grupo de Inversiones
Suramericana SA	124,632	1,730
Bancolombia SA ADR	29,061	1,385
Banco Davivienda SA
Preference Shares	25,576	307
Bancolombia SA
Preference Shares	4,617	55
		3,477

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Denmark (1.0%)
Coloplast A/S Class B	49,842	4,222
DSV A/S	48,207	3,818
Novozymes A/S	63,064	2,965
		11,005
Egypt (0.1%)
Eastern Tobacco	74,619	867

Finland (0.2%)
Huhtamaki Oyj	28,083	1,142
Amer Sports Oyj	28,605	875
		2,017
France (9.8%)
L’Oreal SA	142,068	34,209
Hermes International	26,817	17,341
Air Liquide SA	108,859	14,149
Dassault Systemes SE	65,838	8,532
^ Essilor International
Cie Generale d’
Optique SA	55,327	7,557
Legrand SA	67,830	5,278
Sodexo SA	38,048	3,768
SEB SA	12,523	2,399
Arkema SA	18,283	2,395
Eurofins Scientific SE	4,391	2,369
Sartorius Stedim Biotech	23,001	2,144
Rubis SCA	23,650	1,840
Imerys SA	19,752	1,803
Wendel SA	11,445	1,729
Eurazeo SA	17,993	1,580
LISI	13,425	495
IPSOS	11,598	442
		108,030
Germany (9.3%)
SAP SE	311,479	34,607
Bayer AG	209,331	25,019
Fresenius SE & Co. KGaA	140,462	10,697
Fresenius Medical Care
AG & Co. KGaA	77,303	7,844
Henkel AG & Co. KGaA
Preference Shares	45,225	5,748
HeidelbergCement AG	50,309	4,920
Merck KGaA	32,354	3,161
Symrise AG	32,454	2,623
Fielmann AG	22,509	1,848
Sartorius AG Preference
Shares	9,282	1,426
CTS Eventim AG & Co.
KGaA	26,410	1,235
Fuchs Petrolub SE
Preference Shares	18,534	995
Bechtle AG	10,286	869
AURELIUS Equity
Opportunities SE &
Co. KGaA	8,821	667

VTG AG	7,133	407
Bertrandt AG	2,368	264
Cewe Stiftung & Co. KGaA	1,686	173
		102,503
Hong Kong (2.2%)
MTR Corp. Ltd.	1,521,000	8,546
Hong Kong & China Gas
Co. Ltd.	3,530,960	7,378
Wheelock & Co. Ltd.	506,000	3,754
Techtronic Industries
Co. Ltd.	466,500	2,733
Minth Group Ltd.	305,000	1,448
Johnson Electric
Holdings Ltd.	218,500	761
		24,620
India (12.7%)
Tata Consultancy
Services Ltd.	484,692	25,585
Reliance Industries Ltd.	1,606,627	23,089
HDFC Bank Ltd. ADR	195,365	18,718
ITC Ltd.	3,080,927	12,959
Hindustan Unilever Ltd.	548,638	12,357
Housing Development
Finance Corp. Ltd.	418,190	11,777
^ Infosys Ltd. ADR	538,358	9,513
Larsen & Toubro Ltd.	353,901	7,405
Asian Paints Ltd.	242,250	4,351
IndusInd Bank Ltd.	150,990	4,275
Yes Bank Ltd.	575,183	3,105
Pidilite Industries Ltd.	129,443	2,101
LIC Housing Finance Ltd.	142,067	1,158
Page Industries Ltd.	2,823	1,019
Info Edge India Ltd.	30,189	560
Reliance Infrastructure Ltd.	80,109	538
Kajaria Ceramics Ltd.	56,654	462
Infosys Ltd.	15,272	274
		139,246
Ireland (0.8%)
Kerry Group plc Class A	44,699	4,557
Kingspan Group plc	45,576	2,063
Glanbia plc	80,270	1,356
Total Produce plc	90,535	257
		8,233
Israel (0.0%)
Alony Hetz Properties &
Investments Ltd.	38,116	338

Italy (0.2%)
DiaSorin SPA	14,968	1,410
Reply SPA	9,297	588
		1,998
Japan (11.9%)
Nippon Telegraph &
Telephone Corp.	531,166	25,207

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Seven & i Holdings Co.
Ltd.	224,200	9,878
Bridgestone Corp.	193,400	8,085
Suzuki Motor Corp.	124,400	6,686
Asahi Group Holdings Ltd.	122,500	6,197
Nitori Holdings Co. Ltd.	28,888	4,872
Sysmex Corp.	53,200	4,700
Unicharm Corp.	155,600	4,375
West Japan Railway Co.	49,800	3,520
Daito Trust Construction
Co. Ltd.	19,600	3,271
Yakult Honsha Co. Ltd.	44,000	3,135
M3 Inc.	81,900	3,086
Pola Orbis Holdings Inc.	57,500	2,509
Sekisui Chemical Co. Ltd.	130,200	2,303
Otsuka Corp.	48,800	2,261
Don Quijote Holdings Co.
Ltd.	41,000	2,207
Shimadzu Corp.	74,900	2,033
Hikari Tsushin Inc.	11,900	1,929
Kobayashi Pharmaceutical
Co. Ltd.	21,300	1,797
Tokyo Century Corp.	28,600	1,780
Tsuruha Holdings Inc.	12,100	1,737
Sundrug Co. Ltd.	33,600	1,728
Alfresa Holdings Corp.	65,000	1,434
Mitsubishi UFJ Lease &
Finance Co. Ltd.	217,700	1,384
Rinnai Corp.	12,500	1,244
Nihon M&A Center Inc.	41,200	1,202
Nomura Real Estate
Holdings Inc.	48,300	1,195
MonotaRO Co. Ltd.	31,400	1,094
Shimamura Co. Ltd.	9,000	1,047
Kurita Water Industries Ltd.	29,500	955
GMO Payment Gateway Inc.	9,300	920
Relo Group Inc.	37,900	851
Hitachi Capital Corp.	31,200	834
PALTAC Corp.	15,900	796
NHK Spring Co. Ltd.	67,100	742
TS Tech Co. Ltd.	17,700	716
Kaken Pharmaceutical Co.
Ltd.	11,800	698
Glory Ltd.	18,200	626
Koei Tecmo Holdings Co.
Ltd.	28,200	580
Miraca Holdings Inc.	14,600	568
Ci:z Holdings Co. Ltd.	11,800	568
Yaoko Co. Ltd.	9,900	549
Kissei Pharmaceutical Co.
Ltd.	18,800	530
SHO-BOND Holdings Co.
Ltd.	6,842	517
Fuyo General Lease Co. Ltd.	7,300	494

Aeon Delight Co. Ltd.	13,400	469
Tokyo Seimitsu Co. Ltd.	11,100	422
Tokyo Ohka Kogyo Co. Ltd.	11,400	401
Starts Corp. Inc.	14,000	387
San-A Co. Ltd.	7,000	373
Modec Inc.	13,800	366
Milbon Co. Ltd.	8,300	361
Valor Holdings Co. Ltd.	12,900	360
Tosho Co. Ltd.	9,000	331
Keihin Corp.	16,700	330
Kyokuto Kaihatsu Kogyo
Co. Ltd.	17,700	280
Senko Group Holdings
Co. Ltd.	36,000	277
Belc Co. Ltd.	5,100	274
Sekisui Jushi Corp.	12,600	274
Nippon Parking
Development Co. Ltd.	161,300	271
NEC Networks &
System Integration Corp.	10,200	267
Takara Leben Co. Ltd.	61,400	260
Nichicon Corp.	22,600	255
G-Tekt Corp.	12,900	249
Musashi Seimitsu
Industry Co. Ltd.	7,000	245
Sato Holdings Corp.	8,700	244
Ricoh Leasing Co. Ltd.	7,100	237
Fukushima Industries Corp.	4,500	209
Siix Corp.	10,300	207
Elecom Co. Ltd.	8,700	195
Hiday Hidaka Corp.	7,120	185
Hamakyorex Co. Ltd.	4,500	157
Yellow Hat Ltd.	5,100	151
Meiko Network Japan
Co. Ltd.	10,300	117
F@N Communications Inc.	15,000	94
Sanoh Industrial Co. Ltd.	10,900	78
		131,166
Mexico (1.2%)
America Movil SAB de
CV	11,368,420	10,522
Grupo Financiero
Inbursa SAB de CV	1,660,130	2,766
		13,288
Morocco (0.3%)
Attijariwafa Bank	51,677	2,837

Netherlands (4.8%)
Unilever NV	439,660	25,205
^ ASML Holding NV	109,263	20,802
RELX NV	256,367	5,455
Aalberts Industries NV	28,076	1,383
		52,845

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
New Zealand (0.2%)
Ryman Healthcare Ltd.	132,804	989
Port of Tauranga Ltd.	181,789	624
Mainfreight Ltd.	25,852	449
		2,062
Norway (0.1%)
^ Tomra Systems ASA	39,391	731

Philippines (0.8%)
SM Investments Corp.	304,075	5,499
Jollibee Foods Corp.	291,404	1,601
International Container
Terminal Services Inc.	496,620	810
Metro Pacific Investments
Corp.	7,723,600	760
Manila Water Co. Inc.	464,500	249
		8,919
Russia (0.9%)
Novatek PJSC	770,360	9,420

South Africa (4.0%)
Naspers Ltd.	111,108	27,068
Sanlam Ltd.	548,085	3,462
Shoprite Holdings Ltd.	149,641	2,977
Remgro Ltd.	134,792	2,427
Discovery Ltd.	163,536	2,271
Capitec Bank Holdings Ltd.	29,212	2,080
Mr Price Group Ltd.	65,167	1,430
PSG Group Ltd.	57,460	1,034
Barloworld Ltd.	52,597	710
Hosken Consolidated
Investments Ltd.	22,562	266
Blue Label Telecoms Ltd.	250,487	249
EOH Holdings Ltd.	496	1
		43,975
South Korea (0.5%)
SK Holdings Co. Ltd.	17,804	4,874
Hansae Co. Ltd.	12,891	272
LEENO Industrial Inc.	3,411	182
		5,328
Spain (0.3%)
Grupo Catalana Occidente
SA	29,594	1,303
Viscofan SA	12,434	824
Vidrala SA	6,419	673
Miquel y Costas & Miquel
SA	6,639	268
Abertis Infraestructuras SA	3,220	71
Red Electrica Corp. SA	1,648	34
		3,173
Sweden (1.0%)
Investor AB Class B	114,789	4,997
^ Trelleborg AB Class B	58,773	1,373

AAK AB	11,201	989
^ Intrum Justitia AB	32,117	852
Hufvudstaden AB Class A	54,022	793
Loomis AB Class B	19,349	705
Atrium Ljungberg AB	34,092	539
^ Wihlborgs Fastigheter AB	21,737	504
		10,752
Switzerland (8.2%)
Nestle SA	543,196	42,082
ABB Ltd.	547,973	12,776
Cie Financiere
Richemont SA	132,270	12,573
Givaudan SA	2,333	5,193
Partners Group Holding AG 6,699		4,886
Geberit AG	9,364	3,996
EMS-Chemie Holding AG	5,924	3,659
Vifor Pharma AG	17,339	2,736
* Chocoladefabriken
Lindt & Spruengli AG	263	1,691
Implenia AG	4,272	326
		89,918
Taiwan (0.2%)
E.Sun Financial Holding
Co. Ltd.	2,513,000	1,777
Grape King Bio Ltd.	32,000	268
		2,045
Turkey (0.2%)
BIM Birlesik Magazalar AS	81,605	1,386
Enka Insaat ve Sanayi AS	1,121,693	1,350
		2,736
United Kingdom (12.3%)
Diageo plc	625,185	22,303
Prudential plc	657,290	16,902
Shire plc	229,947	12,245
Compass Group plc	402,795	8,641
Associated British
Foods plc	200,049	7,436
RELX plc	268,686	5,743
Experian plc	232,102	5,318
Ashtead Group plc	126,240	3,506
InterContinental Hotels
Group plc	48,189	3,040
Whitbread plc	46,220	2,719
Intertek Group plc	40,220	2,705
Burberry Group plc	105,302	2,644
Mondi plc	91,984	2,561
Bunzl plc	85,479	2,479
Johnson Matthey plc	49,462	2,235
Croda International plc	33,739	2,064
St. James’s Place plc	131,311	2,046
Micro Focus International
plc	109,275	1,884
Melrose Industries plc	549,204	1,722

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
JD Sports Fashion plc	263,498	1,414
Rightmove plc	22,309	1,399
Meggitt plc	203,038	1,315
AVEVA Group plc	40,282	1,189
Renishaw plc	18,194	1,178
Hikma Pharmaceuticals plc	63,448	1,119
Spectris plc	29,890	1,103
RPC Group plc	100,677	1,092
Travis Perkins plc	62,519	1,089
IMI plc	67,894	1,018
Abcam plc	57,152	958
Dechra Pharmaceuticals plc	25,158	945
Jardine Lloyd Thompson
Group plc	54,684	920
Victrex plc	21,408	771
IWG plc	225,523	766
WH Smith plc	26,332	706
GKN plc	108,325	688
Grafton Group plc	58,257	604
Genus plc	17,362	600
Domino’s Pizza Group plc	118,455	590
Bodycote plc	47,412	584
Synthomer plc	83,729	568
Moneysupermarket.com
Group plc	134,600	554
Cranswick plc	12,376	494
Diploma plc	27,633	456
Savills plc	33,057	445
QinetiQ Group plc	140,034	443
Paragon Banking Group
plc	60,904	437
Senior plc	104,453	424
Rathbone Brothers plc	12,378	399
Ted Baker plc	10,805	396
PZ Cussons plc	103,679	351
Hill & Smith Holdings plc	18,379	335
EMIS Group plc	26,482	309
Robert Walters plc	30,038	297
St. Modwen Properties
plc	51,939	293
AG Barr plc	30,413	292
Clarkson plc	7,489	249
Treatt plc	11,507	71
Xaar plc	14,628	71
		135,125
United States (0.2%)
Autoliv Inc.	16,473	2,220
Total Common Stocks
(Cost $1,023,137)		1,090,739

Temporary Cash Investments (2.7%)[1]
	Money Market Fund (2.5%)
[2,3]	Vanguard Market
	Liquidity Fund, 1.886%	276,201	27,620

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.2%)
	United States Treasury Bill,
	1.783%, 6/21/18	600	599
4	United States Treasury Bill,
	1.890%, 8/9/18	1,100	1,094
4	United States Treasury Bill,
	1.934%, 10/11/18	400	397
			2,090
Total Temporary Cash Investments
	(Cost $29,708)		29,710
	Total Investments (102.0%)
	(Cost $1,052,845)		1,120,449

			Amount
			($000)
Other Assets and Liabilities (-2.0%)
	Other Assets
	Investment in Vanguard		59
Receivables for Investment Securities Sold 2,800
Receivables for Accrued Income			3,384
Receivables for Capital Shares Issued			305
	Variation Margin Receivable—
	Futures Contracts		19
Unrealized Appreciation—Forward Currency
	Contracts		721
	Other Assets [5]		3,005
	Total Other Assets		10,293
	Liabilities
Payables for Investment Securities
	Purchased		(3,868)
Collateral for Securities on Loan			(26,171)
Payables for Capital Shares Redeemed			(184)
	Payables to Vanguard		(172)
Variation Margin Payable—Futures Contracts (23)
Unrealized Depreciation—Forward Currency
	Contracts		(980)
	Other Liabilities		(473)
	Total Liabilities		(31,871)
	Net Assets (100%)		1,098,871

International Dividend Appreciation Index Fund

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,044,023
Undistributed Net Investment Income	4,386
Accumulated Net Realized Losses	(16,923)
Unrealized Appreciation (Depreciation)
Investment Securities	67,604
Futures Contracts	105
Forward Currency Contracts	(259)
Foreign Currencies	(65)
Net Assets	1,098,871

Investor Shares—Net Assets
Applicable to 542,305 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,174
Net Asset Value Per Share—
Investor Shares	$26.13

ETF Shares—Net Assets
Applicable to 13,673,656 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	893,055
Net Asset Value Per Share—ETF Shares $65.31

Amount
($000)
Admiral Shares—Net Assets
Applicable to 6,034,217 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	191,642
Net Asset Value Per Share—
Admiral Shares	$31.76

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $22,999,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100% and 2.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $26,171,000 of collateral received for securities on loan.
4 Securities with a value of $844,000 have been segregated as initial margin for open futures contracts.
5 Cash of $460,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	June 2018	85	3,568	157
MSCI Emerging Market Index	June 2018	48	2,765	(89)
Topix Index	June 2018	9	1,464	37
				105

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation)
for Topix Index futures contracts is generally treated the same for financial reporting and tax purposes.

International Dividend Appreciation Index Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation

	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/20/18	EUR	11,500	USD	14,337	(394)
BNP Paribas	6/12/18	JPY	999,765	USD	9,472	(298)
Bank of America, N.A.	6/20/18	EUR	3,221	USD	4,011	(105)
Goldman Sachs International	6/20/18	EUR	2,346	USD	2,920	(76)
Goldman Sachs International	6/12/18	JPY	290,200	USD	2,748	(85)
Barclays Bank plc	6/20/18	EUR	478	USD	591	(12)
Bank of America, N.A.	6/12/18	JPY	52,245	USD	488	(10)
Barclays Bank plc	6/20/18	USD	13,215	EUR	10,683	262
Barclays Bank plc	6/12/18	USD	9,919	JPY	1,045,185	329
Bank of America, N.A.	6/20/18	USD	2,474	EUR	1,992	58
Goldman Sachs International	6/20/18	USD	2,286	EUR	1,849	45
Goldman Sachs International	6/12/18	USD	1,293	JPY	138,040	27
						(259)
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

After April 30, 2018, a counterparty posted collateral of $581,000 in connection with open forward currency contracts as of April 30, 2018.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends[1]	11,135
Interest [2]	55
Securities Lending—Net	65
Total Income	11,255
Expenses
The Vanguard Group—Note B
Investment Advisory Services	130
Management and Administrative—Investor Shares	14
Management and Administrative—ETF Shares	755
Management and Administrative—Admiral Shares	165
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	26
Marketing and Distribution—Admiral Shares	7
Custodian Fees	131
Shareholders’ Reports and Proxy—Investor Shares	3
Shareholders’ Reports and Proxy—ETF Shares	25
Shareholders’ Reports and Proxy—Admiral Shares	7
Total Expenses	1,264
Expenses Paid Indirectly	(15)
Net Expenses	1,249
Net Investment Income	10,006
Realized Net Gain (Loss)
Investment Securities Sold [2]	4,566
Futures Contracts	376
Forward Currency Contracts	232
Foreign Currencies	260
Realized Net Gain (Loss)	5,434
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	391
Futures Contracts	(191)
Forward Currency Contracts	(80)
Foreign Currencies	(64)
Change in Unrealized Appreciation (Depreciation)	56
Net Increase (Decrease) in Net Assets Resulting from Operations	15,496

1 Dividends are net of foreign withholding taxes of $1,501,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $44,000, ($10,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,006	8,955
Realized Net Gain (Loss)	5,434	3,449
Change in Unrealized Appreciation (Depreciation)	56	69,833
Net Increase (Decrease) in Net Assets Resulting from Operations	15,496	82,237
Distributions
Net Investment Income
Investor Shares	(80)	(139)
ETF Shares	(5,535)	(6,195)
Admiral Shares	(1,223)	(1,916)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(6,838)	(8,250)
Capital Share Transactions
Investor Shares	3,493	4,699
ETF Shares	252,234	432,350
Admiral Shares	37,422	57,466
Net Increase (Decrease) from Capital Share Transactions	293,149	494,515
Total Increase (Decrease)	301,807	568,502
Net Assets
Beginning of Period	797,064	228,562
End of Period[1]	1,098,871	797,064
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,386,000 and $960,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
	Six Months	Year	Feb. 25,
	Ended	Ended	2016[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$25.71	$21.77	$20.00
Investment Operations
Net Investment Income[2]	.251	.460	.244
Net Realized and Unrealized Gain (Loss) on Investments[3]	.338	3.871	1.671
Total from Investment Operations	.589	4.331	1.915
Distributions
Dividends from Net Investment Income	(.169)	(.391)	(.145)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.169)	(.391)	(.145)
Net Asset Value, End of Period	$26.13	$25.71	$21.77

Total Return [4]	2.30%[5]	20.06% [5]	9.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14	$11	$4
Ratio of Total Expenses to Average Net Assets	0.35%	0.35%	0.35%[6]
Ratio of Net Investment Income to Average Net Assets	1.91%	1.86%	1.50%[6]
Portfolio Turnover Rate[7]	45%	9%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.01 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Feb. 25,
	Ended	Ended	2016[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$64.25	$54.43	$50.00
Investment Operations
Net Investment Income[2]	.659	1.179	.662
Net Realized and Unrealized Gain (Loss) on Investments[3]	.857	9.715	4.154
Total from Investment Operations	1.516	10.894	4.816
Distributions
Dividends from Net Investment Income	(.456)	(1.074)	(.386)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 456)	(1.074)	(. 386)
Net Asset Value, End of Period	$65.31	$64.25	$54.43

Total Return	2.37%	20.19%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$893	$634	$147
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%[4]
Ratio of Net Investment Income to Average Net Assets	2.01%	1.96%	1.60%[4]
Portfolio Turnover Rate[5]	45%	9%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.04 for 2017.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year	March 2,
	Ended	Ended	2016[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$31.24	$26.45	$25.00
Investment Operations
Net Investment Income[2]	.312	.573	.285
Net Realized and Unrealized Gain (Loss) on Investments[3]	.429	4.720	1.352
Total from Investment Operations	.741	5.293	1.637
Distributions
Dividends from Net Investment Income	(.221)	(.503)	(.187)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.221)	(.503)	(.187)
Net Asset Value, End of Period	$31.76	$31.24	$26.45

Total Return [4]	2.38% [5]	20.18%[5]	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$192	$152	$77
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%[6]
Ratio of Net Investment Income to Average Net Assets	2.01%	1.96%	1.60%[6]
Portfolio Turnover Rate[7]	45%	9%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty

International Dividend Appreciation Index Fund

risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

International Dividend Appreciation Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and

International Dividend Appreciation Index Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $59,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2018, custodian fee offset arrangements reduced the fund’s expenses by $15,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	95,076	2,220	—
Common Stocks—Other	28,231	965,212	—
Temporary Cash Investments	27,620	2,090	—
Futures Contracts—Assets[1]	19	—	—
Futures Contracts—Liabilities[1]	(23)	—	—
Forward Currency Contracts—Assets	—	721	—
Forward Currency Contracts—Liabilities	—	(980)	—
Total	150,923	969,263	—
1 Represents variation margin on the last day of the reporting period.

International Dividend Appreciation Index Fund

E. At April 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	19	—	19
Unrealized Appreciation—Forward Currency Contracts	—	721	721
Total Assets	19	721	740
Variation Margin Payable—Futures Contracts	(23)	—	(23)
Unrealized Depreciation—Forward Currency Contracts	—	(980)	(980)
Total Liabilities	(23)	(980)	(1,003)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	376	—	376
Forward Currency Contracts	—	232	232
Realized Net Gain (Loss) on Derivatives	376	232	608

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(191)	—	(191)
Forward Currency Contracts	—	(80)	(80)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(191)	(80)	(271)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2018, the fund realized $19,897,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

International Dividend Appreciation Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $2,215,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2018, the cost of investment securities for tax purposes was $1,053,487,000. Net unrealized appreciation of investment securities for tax purposes was $66,962,000, consisting of unrealized gains of $87,192,000 on securities that had risen in value since their purchase and $20,230,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2018, the fund purchased $703,215,000 of investment securities and sold $404,342,000 of investment securities, other than temporary cash investments. Purchases and sales include $230,160,000 and $35,414,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	6,644	250	9,682	418
Issued in Lieu of Cash Distributions	76	3	132	6
Redeemed [2]	(3,227)	(123)	(5,115)	(217)
Net Increase (Decrease)—Investor Shares	3,493	130	4,699	207
ETF Shares
Issued[1]	288,171	4,353	466,797	7,770
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed [2]	(35,937)	(550)	(34,447)	(600)
Net Increase (Decrease)—ETF Shares	252,234	3,803	432,350	7,170
Admiral Shares
Issued[1]	54,772	1,701	87,013	3,053
Issued in Lieu of Cash Distributions	1,016	33	1,580	54
Redeemed [2]	(18,366)	(575)	(31,127)	(1,147)
Net Increase (Decrease)—Admiral Shares	37,422	1,159	57,466	1,960
1 Includes purchase fees for fiscal 2018 and 2017 of $159,000 and $252,000, respectively (fund totals).
2 Net of redemption fees for fiscal 2018 and 2017 of $49,000 and $18,000, respectively (fund totals).

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIHIX	VYMI	VIHAX
Expense Ratio[1]	0.42%	0.32%	0.32%

Portfolio Characteristics
		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Number of Stocks	932	859
Median Market Cap	$50.0B	$50.7B
Price/Earnings Ratio	12.5x	12.6x
Price/Book Ratio	1.5x	1.5x
Return on Equity	12.2%	12.3%
Earnings Growth Rate	3.3%	4.1%
Dividend Yield	4.2%	4.2%
Turnover Rate
(Annualized)	11%	—
Short-Term Reserves	-0.4%	—

Ten Largest Holdings (% of total net assets)

Royal Dutch Shell plc	Integrated Oil & Gas	2.8%
Nestle SA	Food Products	2.2
HSBC Holdings plc	Banks	1.9
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.7
Toyota Motor Corp.	Automobiles	1.6
Novartis AG	Pharmaceuticals	1.6
Roche Holding AG	Pharmaceuticals	1.5
Unilever	Personal Products	1.4
BP plc	Integrated Oil & Gas	1.3
TOTAL SA	Integrated Oil & Gas	1.3
Top Ten		17.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Investment Focus

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2018, the annualized expense ratios were 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32%
for Admiral Shares.

International High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)
		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Basic Materials	6.2%	6.2%
Consumer Goods	12.4	12.4
Consumer Services	4.0	3.9
Financials	37.9	38.0
Health Care	5.9	5.9
Industrials	8.5	8.5
Oil & Gas	10.4	10.4
Technology	3.3	3.3
Telecommunications	6.3	6.3
Utilities	5.1	5.1

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Market Diversification (% of equity exposure)
		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Europe
United Kingdom	17.1%	17.2%
Switzerland	8.4	8.5
France	6.5	6.4
Germany	6.4	6.4
Spain	3.7	3.7
Italy	2.4	2.4
Netherlands	2.4	2.4
Sweden	1.5	1.5
Finland	1.3	1.3
Belgium	1.3	1.3
Other	1.8	1.8
Subtotal	52.8%	52.9%
Pacific
Japan	7.6%	7.6%
Australia	7.3	7.3
Hong Kong	1.7	1.7
Singapore	1.5	1.5
South Korea	1.4	1.3
Other	0.2	0.2
Subtotal	19.7%	19.6%
Emerging Markets
China	5.8%	5.8%
Taiwan	4.9	5.0
Brazil	2.0	2.1
Russia	1.6	1.6
South Africa	1.6	1.6
Other	5.0	4.8
Subtotal	20.9%	20.9%
North America
Canada	6.4%	6.4%
Middle East
Other	0.2%	0.2%

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): February 25, 2016, Through April 30, 2018

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	12.77%	17.53%
Fee-Adjusted Returns		12.22	17.26
ETF Shares	2/25/2016
Market Price		12.98	17.95
Net Asset Value		12.85	17.65
Admiral Shares	3/2/2016	12.88	15.98
Fee-Adjusted Returns		12.33	15.70

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)[1]
Australia (7.2%)
Commonwealth Bank of
Australia	188,026	10,124
BHP Billiton Ltd.	349,370	8,151
Westpac Banking Corp.	364,919	7,839
Australia & New Zealand
Banking Group Ltd.	312,814	6,288
National Australia Bank
Ltd.	289,253	6,288
Wesfarmers Ltd.	121,803	4,007
Woolworths Group Ltd.	136,604	2,857
Macquarie Group Ltd.	32,381	2,637
Rio Tinto Ltd.	43,799	2,607
Woodside Petroleum Ltd.	100,030	2,424
Transurban Group	238,718	2,080
South32 Ltd.	560,734	1,556
Insurance Australia Group
Ltd.	249,272	1,476
Suncorp Group Ltd.	138,113	1,453
Amcor Ltd.	122,508	1,262
Brambles Ltd.	164,210	1,215
AGL Energy Ltd.	70,016	1,141
QBE Insurance Group Ltd.	146,005	1,090
Telstra Corp. Ltd.	443,488	1,054
AMP Ltd.	316,094	957
ASX Ltd.	20,735	912
Sonic Healthcare Ltd.	46,610	826
LendLease Group	61,598	826
APA Group	125,816	788
Aurizon Holdings Ltd.	199,873	673
Sydney Airport	122,217	654
Boral Ltd.	126,712	652
Tabcorp Holdings Ltd.	197,691	650
Caltex Australia Ltd.	27,780	646
Medibank Pvt Ltd.	290,376	638

	Fortescue Metals Group
	Ltd.	187,754	637
	Alumina Ltd.	280,757	553
	Incitec Pivot Ltd.	188,584	537
	Challenger Ltd.	62,995	509
	Bendigo & Adelaide
	Bank Ltd.	50,233	400
	Crown Resorts Ltd.	40,757	396
	Coca-Cola Amatil Ltd.	56,311	393
	Qantas Airways Ltd.	85,425	369
	Macquarie Atlas Roads
	Group	75,379	364
	Healthscope Ltd.	194,831	355
	Orora Ltd.	139,143	349
	CIMIC Group Ltd.	10,103	344
	Downer EDI Ltd.	65,507	337
	Bank of Queensland Ltd.	43,611	329
	Metcash Ltd.	105,620	285
	Whitehaven Coal Ltd.	79,127	273
	IOOF Holdings Ltd.	39,565	266
	DuluxGroup Ltd.	38,095	222
	AusNet Services	169,849	219
	Magellan Financial Group
	Ltd.	12,525	219
	CSR Ltd.	48,905	206
	Adelaide Brighton Ltd.	42,164	203
	Sims Metal Management
	Ltd.	15,342	185
^	Harvey Norman Holdings
	Ltd.	48,071	127
	Fairfax Media Ltd.	229,827	123
	Perpetual Ltd.	3,923	118
	Platinum Asset
	Management Ltd.	24,430	104
	James Hardie Industries plc	602	11
	Orica Ltd.	530	8
			82,212

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Austria (0.2%)
	Erste Group Bank AG	30,398	1,486
	ANDRITZ AG	7,950	427
	Vienna Insurance Group
	AG Wiener Versicherung
	Gruppe	4,048	132
			2,045
Belgium (1.3%)
^	Anheuser-Busch InBev
	SA/NV	81,304	8,076
	KBC Group NV	29,621	2,575
	Ageas	20,779	1,112
	Solvay SA Class A	7,533	1,048
^	Groupe Bruxelles Lambert
	SA	7,843	897
	Proximus SADP	14,501	444
	bpost SA	10,960	240
*	Telenet Group Holding NV	80	5
			14,397
Brazil (2.0%)
	Itau Unibanco Holding
	SA ADR	256,873	3,732
	Ambev SA ADR	380,110	2,516
	Banco Bradesco SA ADR	230,433	2,258
	Itausa - Investimentos
	Itau SA Preference
	Shares	421,735	1,638
	Banco do Brasil SA	139,890	1,466
	Banco Bradesco SA
	Preference Shares	112,429	1,109
	Itau Unibanco Holding
	SA Preference Shares	75,120	1,094
	Banco Bradesco SA	115,627	1,053
	Ultrapar Participacoes SA	45,000	777
	Kroton Educacional SA	160,010	640
	Cielo SA	115,100	631
	BB Seguridade
	Participacoes SA	75,900	595
	Telefonica Brasil SA ADR	41,997	593
	Ambev SA	84,100	560
	Klabin SA	90,800	550
	Banco Santander Brasil SA	44,500	484
	CCR SA	123,263	421
	Cia de Saneamento Basico
	do Estado de Sao Paulo	40,400	405
	Bradespar SA Preference
	Shares	21,800	221
*	Cia Energetica de Minas
	Gerais ADR	91,056	218
	Cosan SA Industria e
	Comercio	15,900	181
	Petrobras Distribuidora SA	26,300	172
	Qualicorp SA	22,900	159
	Engie Brasil Energia SA	15,000	158

	Braskem SA Preference
	Shares	11,200	146
	Braskem SA ADR	5,390	140
	EDP - Energias do Brasil SA	28,550	113
	Centrais Eletricas
	Brasileiras SA ADR	17,247	111
	Cia de Transmissao de
	Energia Eletrica Paulista
	Preference Shares	5,502	107
	IRB Brasil Resseguros SA	7,900	107
	Banco BTG Pactual SA	15,729	101
	Transmissora Alianca de
	Energia Eletrica SA	15,500	94
	Banco do Estado do Rio
	Grande do Sul SA
	Preference Shares	16,000	92
	Smiles Fidelidade SA	4,400	90
	Cia Paranaense de Energia
	Preference Shares	10,700	82
	AES Tiete Energia SA	22,721	74
	Centrais Eletricas Brasileiras
	SA Preference Shares	11,000	72
	Sao Martinho SA	13,600	66
	Telefonica Brasil SA
	Preference Shares	4,300	60
	Multiplus SA	6,200	51
*	Itausa - Investimentos Itau
	SA	9,586	37
*	Petroleo Brasileiro SA ADR	2,618	34
	Cia de Gas de Sao Paulo
	COMGAS Preference
	Shares Class A	717	12
	Cia Energetica de Minas
	Gerais Preference Shares	4,557	11
	Cia Paranaense de Energia
	ADR	996	8
	Cia Energetica de Minas
	Gerais	957	2
			23,241
Canada (6.4%)
	Royal Bank of Canada	154,976	11,785
	Toronto-Dominion Bank	199,910	11,227
	Bank of Nova Scotia	130,991	8,052
	Enbridge Inc.	177,132	5,365
^	Bank of Montreal	68,677	5,216
	Manulife Financial Corp.	215,489	4,067
	Canadian Imperial Bank
	of Commerce	46,398	4,041
	TransCanada Corp.	93,966	3,984
	Sun Life Financial Inc.	64,734	2,672
	Rogers Communications
	Inc. Class B	38,146	1,801
	National Bank of Canada	36,946	1,755
	Pembina Pipeline Corp.	53,847	1,715
	Fortis Inc.	44,840	1,505

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	BCE Inc.	31,417	1,333
	Thomson Reuters Corp.	29,064	1,169
	Power Corp. of Canada	42,690	1,014
	Shaw Communications
	Inc. Class B	46,463	955
	Great-West Lifeco Inc.	30,073	802
	TELUS Corp.	21,421	767
	Inter Pipeline Ltd.	41,088	741
	Power Financial Corp.	26,254	681
^	CI Financial Corp.	29,294	616
2	Hydro One Ltd.	34,039	541
^	Crescent Point Energy Corp.	55,410	486
^	ARC Resources Ltd.	35,348	394
	Canadian Utilities Ltd.
	Class A	12,230	311
	IGM Financial Inc.	8,681	266
			73,261
Chile (0.3%)
	Enel Americas SA ADR	55,265	627
	Banco Santander Chile ADR	17,275	571
	Sociedad Quimica y Minera
	de Chile SA Preference
	Shares Class B	9,713	532
	Banco de Chile	3,045,472	503
	Enel Chile SA	1,811,310	226
	Colbun SA	736,603	183
	Aguas Andinas SA
	Class A	268,363	178
	Enel Chile SA ADR	21,295	132
	AES Gener SA	191,782	54
	Enel Americas SA	207,067	47
			3,053
China (5.7%)
	China Construction Bank
	Corp.	9,629,000	10,088
	Industrial & Commercial
	Bank of China Ltd.	8,406,000	7,379
	China Mobile Ltd.	565,500	5,387
	Bank of China Ltd.	8,103,000	4,399
	CNOOC Ltd.	1,694,000	2,866
	China Petroleum &
	Chemical Corp.	2,721,000	2,650
	China Merchants Bank
	Co. Ltd.	408,500	1,781
	Country Garden Holdings
	Co. Ltd.	780,000	1,590
	Agricultural Bank of China
	Ltd.	2,741,000	1,545
	China Overseas Land &
	Investment Ltd.	402,000	1,347
	China Pacific Insurance
	Group Co. Ltd.	277,200	1,223
	China Resources Land
	Ltd.	296,000	1,112

	Sunac China Holdings
	Ltd.	238,000	1,011
*	China Evergrande Group	307,000	972
	China Shenhua Energy
	Co. Ltd.	372,000	912
	PICC Property & Casualty
	Co. Ltd.	494,000	884
	CITIC Ltd.	500,000	763
	Bank of Communications
	Co. Ltd.	909,000	744
	ANTA Sports Products
	Ltd.	130,000	742
	Hengan International
	Group Co. Ltd.	77,383	688
	China Telecom Corp.
	Ltd.	1,400,000	679
	China CITIC Bank Corp.
	Ltd.	940,320	672
	China Vanke Co. Ltd.	141,808	586
	China Minsheng Banking
	Corp. Ltd.	625,500	585
	China Communications
	Construction Co. Ltd.	455,000	524
	Guangdong Investment
	Ltd.	302,000	467
	Longfor Properties Co.
	Ltd.	153,000	458
	Guangzhou Automobile
	Group Co. Ltd.	240,000	440
	China Cinda Asset
	Management Co. Ltd.	1,216,000	434
	Lenovo Group Ltd.	912,000	433
	China Resources Power
	Holdings Co. Ltd.	216,000	414
2	China Huarong Asset
	Management Co. Ltd.	1,130,000	389
	Great Wall Motor Co. Ltd.	367,500	381
	Shimao Property Holdings
	Ltd.	141,500	374
2	Huatai Securities Co. Ltd.	177,800	360
	China Merchants Port
	Holdings Co. Ltd.	156,000	349
	GF Securities Co. Ltd.	196,600	346
	Kingboard Chemical
	Holdings Ltd.	85,000	346
	China Jinmao Holdings
	Group Ltd.	600,000	340
	Huaneng Power
	International Inc.	492,000	325
2	CGN Power Co. Ltd.	1,111,000	303
	Zijin Mining Group Co.
	Ltd.	616,000	279
	Agile Group Holdings Ltd.	136,000	268
	CIFI Holdings Group Co.
	Ltd.	334,000	263

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Beijing Enterprises Water
	Group Ltd.	452,000	262
	Guangzhou R&F
	Properties Co. Ltd.	109,600	261
	Yanzhou Coal Mining Co.
	Ltd.	208,000	260
2	China Galaxy Securities
	Co. Ltd.	385,000	253
	Chongqing Rural
	Commercial Bank Co.
	Ltd.	322,000	246
	Far East Horizon Ltd.	247,000	245
	Nine Dragons Paper
	Holdings Ltd.	162,000	242
	China Resources Cement
	Holdings Ltd.	216,000	227
	Sinopec Shanghai
	Petrochemical Co. Ltd.	326,000	216
	China State Construction
	International Holdings
	Ltd.	166,000	216
	Zhejiang Expressway Co.
	Ltd.	202,000	207
	Weichai Power Co. Ltd.	176,000	204
	China Everbright Bank Co.
	Ltd.	407,000	203
	Sino-Ocean Group Holding
	Ltd.	279,500	194
	Yangzijiang Shipbuilding
	Holdings Ltd.	212,500	186
	Jiangsu Expressway Co.
	Ltd.	130,000	178
	KWG Property Holding
	Ltd.	128,500	173
	Lee & Man Paper
	Manufacturing Ltd.	155,000	171
2	Fuyao Glass Industry
	Group Co. Ltd.	49,600	170
	Shenzhen Investment Ltd.	414,000	167
	China Everbright Ltd.	76,000	167
	China Power International
	Development Ltd.	611,370	164
	Shenzhen International
	Holdings Ltd.	74,500	163
	Yuexiu Property Co. Ltd.	660,000	149
	China Communications
	Services Corp. Ltd.	236,000	148
	Logan Property Holdings
	Co. Ltd.	98,000	144
2	Sinopec Engineering
	Group Co. Ltd.	135,500	140
	COSCO SHIPPING Ports
	Ltd.	156,000	137
2	Dali Foods Group Co. Ltd.	193,500	134
	SOHO China Ltd.	245,500	126

	Kingboard Laminates
	Holdings Ltd.	89,000	119
	China Reinsurance
	Group Corp.	559,000	118
2	China Merchants
	Securities Co. Ltd.	80,400	113
2	BAIC Motor Corp. Ltd.	115,500	112
	Sinotrans Ltd.	185,000	106
	Chongqing Changan
	Automobile Co. Ltd.
	Class B	106,600	100
	Shanghai Industrial
	Holdings Ltd.	30,000	79
	Yantai Changyu Pioneer
	Wine Co. Ltd. Class B	30,500	78
	China Dongxiang Group
	Co. Ltd.	419,000	77
	Sinotruk Hong Kong Ltd.	63,000	74
2	Red Star Macalline Group
	Corp. Ltd.	54,400	73
	Yanlord Land Group Ltd.	56,600	72
	Metallurgical Corp. of
	China Ltd.	213,000	68
	Shenzhen Expressway
	Co. Ltd.	60,000	61
	COSCO SHIPPING Energy
	Transportation Co. Ltd.	120,000	59
	China Zhongwang
	Holdings Ltd.	102,400	57
	Anhui Expressway Co. Ltd.	74,000	55
	Huadian Power
	International Corp. Ltd.	134,000	54
	Huadian Fuxin Energy
	Corp. Ltd.	190,000	54
	China Machinery
	Engineering Corp.	84,000	49
	China South City
	Holdings Ltd.	220,000	48
	Shanghai Jinjiang
	International Hotels
	Development Co. Ltd.
	Class B	18,600	46
	China BlueChemical Ltd.	176,000	46
	Beijing Jingneng Clean
	Energy Co. Ltd.	122,000	31
	Shenzhou International
	Group Holdings Ltd.	2,000	22
	Weifu High-Technology
	Group Co. Ltd. Class B	5,500	12
	Beijing Enterprises
	Holdings Ltd.	1,000	5
			65,639
Colombia (0.1%)
	Bancolombia SA ADR	12,206	582
	Ecopetrol SA ADR	24,951	551

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Grupo Aval Acciones y
	Valores Preference
	Shares	264,009	116
	Ecopetrol SA	19,170	21
	Bancolombia SA
	Preference Shares	306	3
			1,273
Czech Republic (0.1%)
	CEZ AS	18,978	485
	Komercni banka as	9,016	389
2	Moneta Money Bank AS	35,515	128
	O2 Czech Republic AS	5,665	77
	Philip Morris CR AS	74	57
			1,136
Denmark (0.5%)
	Danske Bank A/S	73,246	2,549
	Pandora A/S	11,540	1,282
	ISS A/S	20,406	711
	H Lundbeck A/S	5,938	344
	Tryg A/S	11,652	276
			5,162
Egypt (0.0%)
	ElSewedy Electric Co.	8,692	124
	Egyptian Financial
	Group-Hermes Holding
	Co.	78,310	116
	Telecom Egypt Co.	45,428	41
			281
Finland (1.3%)
	Nokia Oyj	581,294	3,488
	Sampo Oyj Class A	50,472	2,729
	UPM-Kymmene Oyj	55,920	1,995
	Kone Oyj Class B	40,166	1,995
	Fortum Oyj	45,505	1,047
	Stora Enso Oyj	51,146	1,009
	Elisa Oyj	14,972	662
	Nokian Renkaat Oyj	14,119	565
	Kesko Oyj Class B	7,487	440
	Metso Oyj	12,245	435
	Orion Oyj Class B	10,884	330
	Neste Oyj	163	14
			14,709
France (6.4%)
	TOTAL SA	242,014	15,211
^	Sanofi	116,919	9,244
	BNP Paribas SA	115,228	8,896
^	AXA SA	201,576	5,765
	Schneider Electric SE	56,680	5,138
	Societe Generale SA	78,348	4,288
	Orange SA	206,445	3,753
	Engie SA	176,911	3,103
	Cie Generale des
	Etablissements Michelin
	SCA	18,702	2,630

	Renault SA	19,511	2,115
	Credit Agricole SA	122,635	2,019
	Publicis Groupe SA	21,929	1,640
^,*	Veolia Environnement SA	54,626	1,292
	Carrefour SA	58,717	1,205
	Bouygues SA	21,167	1,080
	Edenred	25,436	876
	Natixis SA	89,840	738
^	SCOR SE	16,762	680
	Suez	38,572	556
^	SES SA Class A	35,897	554
2	Amundi SA	5,322	453
*	CNP Assurances	17,278	442
	Eutelsat Communications
	SA	19,162	415
	Lagardere SCA	12,465	356
	Casino Guichard Perrachon
	SA	6,461	335
	Societe BIC SA	2,535	259
2	ALD SA	10,242	173
	Vivendi SA	1,397	37
	Electricite de France SA	1,022	14
			73,267
Germany (6.3%)
	Allianz SE	46,582	11,018
	Siemens AG	81,494	10,349
	BASF SE	97,640	10,159
	Daimler AG	102,586	8,065
	Deutsche Telekom AG	346,526	6,065
	Deutsche Post AG	103,652	4,499
	Bayerische Motoren
	Werke AG	34,538	3,840
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	14,715	3,368
	Vonovia SE	51,678	2,589
	E.ON SE	217,245	2,379
	Porsche Automobil
	Holding SE Preference
	Shares	16,669	1,416
	Hannover Rueck SE	6,534	918
	ProSiebenSat.1 Media SE	24,425	886
	LEG Immobilien AG	7,091	818
	Volkswagen AG	3,214	654
	Uniper SE	20,918	647
	HUGO BOSS AG	6,860	643
2	Innogy SE	14,185	623
	Bayerische Motoren
	Werke AG Preference
	Shares	5,992	579
	Evonik Industries AG	15,613	555
	MAN SE	3,656	421
	1&1 Drillisch AG	5,101	369

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Telefonica Deutschland
	Holding AG	76,103	363
	RTL Group SA	4,249	350
	METRO AG	18,530	268
	CECONOMY AG	18,353	206
	Talanx AG	4,238	191
	Deutsche Lufthansa AG	307	9
	Axel Springer SE	68	6
			72,253
Greece (0.1%)
	Hellenic
	Telecommunications
	Organization SA	26,049	379
	OPAP SA	22,023	264
	Motor Oil Hellas Corinth
	Refineries SA	5,427	129
	Hellenic Petroleum SA	7,538	77
			849
Hong Kong (1.7%)
	Sun Hung Kai Properties
	Ltd.	152,000	2,448
	BOC Hong Kong Holdings
	Ltd.	386,000	1,995
	Hang Seng Bank Ltd.	78,300	1,983
	CLP Holdings Ltd.	177,000	1,838
	Sands China Ltd.	257,200	1,487
	Power Assets Holdings
	Ltd.	141,383	1,052
2	WH Group Ltd.	874,139	905
	New World Development
	Co. Ltd.	590,000	865
	Wynn Macau Ltd.	157,600	582
	Swire Pacific Ltd. Class A	58,000	573
	CK Infrastructure Holdings
	Ltd.	70,500	556
	Hang Lung Properties Ltd.	230,000	544
	Sino Land Co. Ltd.	314,000	542
	Hysan Development Co.
	Ltd.	66,000	384
	Xinyi Glass Holdings Ltd.	210,000	302
	Li & Fung Ltd.	600,000	302
	NWS Holdings Ltd.	147,000	290
	Kerry Properties Ltd.	59,000	282
	PCCW Ltd.	443,000	274
	Yue Yuen Industrial
	Holdings Ltd.	74,500	211
	Hopewell Holdings Ltd.	52,500	186
	VTech Holdings Ltd.	13,900	169
2	BOC Aviation Ltd.	28,900	169
	Xinyi Solar Holdings Ltd.	322,800	147
	Chow Tai Fook Jewellery
	Group Ltd.	99,200	128
	Haitong International
	Securities Group Ltd.	202,000	118

Lifestyle International
Holdings Ltd.	55,000	103
Cafe de Coral Holdings Ltd. 38,000		93
SA Sa International
Holdings Ltd.	132,000	82
Guotai Junan International
Holdings Ltd.	264,000	79
Television Broadcasts Ltd.	22,000	70
Hopewell Highway
Infrastructure Ltd.	93,500	57
Shun Tak Holdings Ltd.	138,000	57
CK Asset Holdings Ltd.	4,000	35
Wharf Real Estate
Investment Co. Ltd.	2,000	15
Want Want China
Holdings Ltd.	9,998	9
MTR Corp. Ltd.	1,000	6
		18,938
Hungary (0.1%)
MOL Hungarian Oil &
Gas plc	45,169	522
Magyar Telekom
Telecommunications plc	49,466	86
		608
India (0.4%)
Oil & Natural Gas Corp.
Ltd.	323,526	873
Indiabulls Housing
Finance Ltd.	34,848	679
Coal India Ltd.	134,051	571
Indian Oil Corp. Ltd.	233,914	566
Bharti Infratel Ltd.	94,045	441
Hindustan Petroleum
Corp. Ltd.	78,031	355
Bharat Petroleum Corp.
Ltd.	53,556	310
NMDC Ltd.	69,825	130
Rural Electrification Corp.
Ltd.	66,805	127
NHPC Ltd.	258,867	110
Oil India Ltd.	23,097	80
Power Finance Corp. Ltd.	48,203	63
Great Eastern Shipping Co.
Ltd.	1,629	9
		4,314
Indonesia (0.2%)
Telekomunikasi Indonesia
Persero Tbk PT	5,137,100	1,402
Matahari Department
Store Tbk PT	236,900	175
Adaro Energy Tbk PT	1,196,500	157
Bukit Asam Tbk PT	409,500	95
Tower Bersama
Infrastructure Tbk PT	163,200	65

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Media Nusantara Citra
Tbk PT	477,100	45
Indocement Tunggal
Prakarsa Tbk PT	2,600	3
		1,942
Ireland (0.0%)
Bank of Ireland Group plc	1,274	11

Israel (0.2%)
Bank Leumi Le-Israel BM	152,989	903
Bank Hapoalim BM	111,371	761
Israel Chemicals Ltd.	69,134	309
Bezeq The Israeli
Telecommunication Corp.
Ltd.	236,600	298
Mizrahi Tefahot Bank Ltd.	13,479	246
Delek Group Ltd.	532	79
Gazit-Globe Ltd.	7,951	75
Shikun & Binui Ltd.	22,868	39
Teva Pharmaceutical
Industries Ltd.	1,312	24
		2,734
Italy (2.4%)
Intesa Sanpaolo SPA
(Registered)	1,406,631	5,351
Enel SPA	827,380	5,249
Eni SPA	264,493	5,170
Assicurazioni Generali SPA	139,673	2,818
Atlantia SPA	56,453	1,869
Snam SPA	255,616	1,227
Terna Rete Elettrica
Nazionale SPA	152,984	918
Mediobanca Banca di
Credito Finanziario SPA	62,177	753
Intesa Sanpaolo SPA	143,129	567
Telecom Italia SPA (Bearer)	649,119	557
Unione di Banche Italiane
SPA	103,770	535
FinecoBank Banca Fineco
SPA	43,918	523
2 Poste Italiane SPA	50,126	489
Italgas SPA	57,100	370
A2A SPA	169,944	342
UnipolSai Assicurazioni
SPA	90,991	245
Banca Mediolanum SPA	26,712	214
UniCredit SPA	3,784	82
		27,279
Japan (7.5%)
Toyota Motor Corp.	277,400	18,190
Sumitomo Mitsui Financial
Group Inc.	143,900	5,997
KDDI Corp.	191,700	5,146
Mizuho Financial Group
Inc.	2,686,800	4,861

Mitsubishi Corp.	136,700	3,770
Canon Inc.	108,900	3,746
Tokio Marine Holdings Inc.	74,900	3,535
NTT DOCOMO Inc.	134,100	3,464
Japan Tobacco Inc.	127,400	3,425
Mitsui & Co. Ltd.	178,112	3,210
ITOCHU Corp.	150,800	3,016
ORIX Corp.	137,600	2,413
JXTG Holdings Inc.	339,105	2,211
Subaru Corp.	65,100	2,185
Sumitomo Corp.	120,638	2,165
Nissan Motor Co. Ltd.	204,800	2,155
MS&AD Insurance Group
Holdings Inc.	52,700	1,776
Japan Post Holdings Co.
Ltd.	142,552	1,732
Sumitomo Mitsui Trust
Holdings Inc.	39,500	1,675
Resona Holdings Inc.	233,100	1,324
Daito Trust Construction
Co. Ltd.	7,600	1,268
Marubeni Corp.	168,800	1,268
Sekisui House Ltd.	60,783	1,114
Kansai Electric Power
Co. Inc.	77,300	1,082
Daiwa Securities Group
Inc.	168,000	1,031
Japan Post Bank Co. Ltd.	46,400	630
Aozora Bank Ltd.	14,100	569
SBI Holdings Inc.	21,700	547
Sojitz Corp.	146,800	483
Chugoku Electric Power
Co. Inc.	34,583	433
Lawson Inc.	4,800	317
DIC Corp.	7,800	265
Aoyama Trading Co. Ltd.	5,000	193
Sankyo Co. Ltd.	5,400	189
Miraca Holdings Inc.	4,700	183
Tokai Tokyo Financial
Holdings Inc.	22,100	160
Matsui Securities Co. Ltd.	15,600	152
SKY Perfect JSAT
Holdings Inc.	28,400	129
Hitachi Capital Corp.	4,300	115
Heiwa Corp.	4,500	89
Takeda Pharmaceutical
Co. Ltd.	1,000	42
Ricoh Co. Ltd.	1,000	10
Japan Airlines Co. Ltd.	200	8
Showa Shell Sekiyu KK	200	3
		86,276
Malaysia (0.7%)
Tenaga Nasional Bhd.	433,333	1,745
Malayan Banking Bhd.	619,797	1,699

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	CIMB Group Holdings
	Bhd.	691,400	1,260
	DiGi.Com Bhd.	421,000	494
	Maxis Bhd.	333,500	494
	Petronas Gas Bhd.	78,300	354
	MISC Bhd.	156,500	284
	Sime Darby Bhd.	336,800	228
	YTL Corp. Bhd.	509,068	187
	Telekom Malaysia Bhd.	129,800	175
	AMMB Holdings Bhd.	166,100	164
	Alliance Bank Malaysia
	Bhd.	134,800	149
	Westports Holdings Bhd.	134,900	114
	British American Tobacco
	Malaysia Bhd.	12,700	79
2	Astro Malaysia Holdings
	Bhd.	162,500	79
	YTL Power International
	Bhd.	317,848	74
			7,579
Mexico (0.5%)
	Grupo Financiero Banorte
	SAB de CV	263,100	1,646
	Wal-Mart de Mexico SAB
	de CV	558,900	1,553
	Grupo Mexico SAB de CV
	Class B	344,200	1,144
	Grupo Aeroportuario del
	Pacifico SAB de CV
	Class B	48,500	505
	Banco Santander Mexico
	SA Institucion de Banca
	Multiple Grupo Financiero
	Santand Class B	184,400	273
	Industrias Penoles SAB de
	CV	12,665	266
*	Promotora y Operadora de
	Infraestructura SAB de CV	23,200	238
	Kimberly-Clark de Mexico
	SAB de CV Class A	90,200	164
	Grupo Aeroportuario del
	Centro Norte SAB de CV
	Class B	25,700	136
	Alpek SAB de CV	51,000	73
2	Nemak SAB de CV	68,200	52
	Infraestructura Energetica
	Nova SAB de CV	1,000	4
			6,054
Netherlands (2.3%)
	Unilever NV	161,846	9,279
	ING Groep NV	416,385	7,016
	Koninklijke Ahold
	Delhaize NV	132,359	3,193
	NN Group NV	35,765	1,714

	Aegon NV	188,211	1,379
2	ABN AMRO Group NV	44,274	1,373
	Koninklijke KPN NV	333,709	1,039
	Randstad NV	12,092	778
	ASR Nederland NV	15,256	720
2	Philips Lighting NV	10,824	329
	Koninklijke DSM NV	233	24
	Boskalis Westminster	150	5
			26,849
New Zealand (0.2%)
	Spark New Zealand Ltd.	206,580	502
	Fletcher Building Ltd.	98,948	438
	Auckland International
	Airport Ltd.	91,397	409
	Contact Energy Ltd.	77,517	293
	Meridian Energy Ltd.	138,633	286
	Mercury NZ Ltd.	82,195	184
	SKYCITY Entertainment
	Group Ltd.	59,831	170
	Air New Zealand Ltd.	45,430	104
	SKY Network Television
	Ltd.	24,900	40
			2,426
Norway (0.8%)
	Statoil ASA	103,514	2,647
^	DNB ASA	116,312	2,175
	Telenor ASA	71,788	1,589
	Marine Harvest ASA	43,755	953
	Orkla ASA	81,286	752
	Aker BP ASA	11,790	387
	Gjensidige Forsikring ASA	18,150	287
	Yara International ASA	240	10
			8,800
Pakistan (0.0%)
	Habib Bank Ltd.	95,275	160
	Oil & Gas Development
	Co. Ltd.	74,800	108
	Pakistan Petroleum Ltd.	43,200	80
	Fauji Fertilizer Co. Ltd.	55,500	48
			396
Peru (0.1%)
	Credicorp Ltd.	7,037	1,636

Philippines (0.1%)
	PLDT Inc.	13,010	364
	Manila Electric Co.	32,110	199
	Aboitiz Power Corp.	153,300	112
	DMCI Holdings Inc.	494,100	105
	Globe Telecom Inc.	2,885	86
	Semirara Mining & Power
	Corp. Class A	90,120	54
*	Energy Development Corp.	74,488	8
			928

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Poland (0.2%)
Polski Koncern Naftowy
ORLEN SA	32,566	829
Powszechny Zaklad
Ubezpieczen SA	61,654	750
Bank Polska Kasa Opieki SA	17,542	582
Polskie Gornictwo Naftowe
i Gazownictwo SA	196,529	345
Bank Handlowy w
Warszawie SA	3,347	79
Budimex SA	1,305	70
Asseco Poland SA	5,379	67
Eurocash SA	7,777	54
		2,776
Portugal (0.2%)
Galp Energia SGPS SA	54,306	1,043
EDP - Energias de Portugal
SA	239,704	889
		1,932
Qatar (0.5%)
Qatar National Bank QPSC	98,166	4,063
Industries Qatar QSC	19,333	593
Masraf Al Rayan QSC	46,439	454
Commercial Bank PQSC	19,522	193
Ooredoo QPSC	8,860	193
Qatar Islamic Bank SAQ	4,493	132
Qatar Electricity & Water
Co. QSC	2,392	130
Doha Bank QPSC	16,287	121
Qatar Gas Transport Co.
Ltd.	22,937	92
Qatar Navigation QSC	5,673	88
Barwa Real Estate Co.	7,107	69
United Development Co.
QSC	14,194	57
Qatar International Islamic
Bank QSC	3,076	48
Al Meera Consumer Goods
Co. QSC	514	19
		6,252
Russia (1.6%)
Sberbank of Russia PJSC	1,035,360	3,732
Lukoil PJSC ADR	45,531	3,035
Gazprom PJSC ADR	476,878	2,201
Tatneft PJSC ADR	27,573	1,771
Rosneft Oil Co. PJSC GDR	130,815	796
MMC Norilsk Nickel
PJSC ADR	39,637	681
Magnit PJSC GDR	30,530	577
Mobile TeleSystems
PJSC ADR	49,723	522
Surgutneftegas OAO
Preference Shares	903,125	445

Gazprom PJSC	189,225	438
Alrosa PJSC	297,600	423
AK Transneft OAO
Preference Shares	151	414
Sberbank of Russia PJSC
ADR	26,147	387
LUKOIL PJSC	5,705	377
Severstal PJSC GDR	23,109	368
Moscow Exchange
MICEX-RTS PJSC	152,375	292
Novolipetsk Steel PJSC	85,620	219
Inter RAO UES PJSC	3,343,000	212
PhosAgro PJSC GDR	10,445	151
MMC Norilsk Nickel PJSC	821	141
Aeroflot PJSC	60,300	138
Polyus PJSC GDR	4,016	128
MegaFon PJSC GDR	14,399	128
Magnitogorsk Iron &
Steel Works PJSC	157,900	122
RusHydro PJSC	7,805,000	92
Rostelecom PJSC	82,370	86
Federal Grid Co. Unified
Energy System PJSC	19,870,000	55
Magnit PJSC	666	52
Tatneft PAO Preference
Shares	6,510	49
Sistema PJSFC	270,400	48
LSR Group PJSC GDR	14,090	37
ROSSETI PJSC	2,214,653	29
Unipro PJSC	369,000	16
Severstal PJSC	680	11
		18,173
Singapore (1.5%)
DBS Group Holdings Ltd.	191,978	4,429
Oversea-Chinese Banking
Corp. Ltd.	346,500	3,579
United Overseas Bank Ltd.	135,200	3,062
Singapore
Telecommunications Ltd.	807,288	2,135
Keppel Corp. Ltd.	156,600	961
Singapore Exchange Ltd.	91,583	531
Singapore Technologies
Engineering Ltd.	169,200	443
ComfortDelGro Corp. Ltd.	237,100	400
Singapore Press Holdings
Ltd.	188,700	386
SATS Ltd.	65,000	270
Hutchison Port Holdings
Trust	474,900	158
Frasers Property Ltd.	102,200	156
Golden Agri-Resources
Ltd.	551,700	143
StarHub Ltd.	51,700	88

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	M1 Ltd.	32,800	45
	SIA Engineering Co. Ltd.	7,500	18
	Singapore Airlines Ltd.	800	7
	Venture Corp. Ltd.	400	6
			16,817
South Africa (1.6%)
	Standard Bank Group Ltd.	133,936	2,297
	Sasol Ltd.	59,453	2,125
	MTN Group Ltd.	191,600	1,923
	FirstRand Ltd.	344,051	1,843
	Sanlam Ltd.	177,505	1,121
	Barclays Africa Group Ltd.	69,860	1,023
	Vodacom Group Ltd.	64,559	807
	Nedbank Group Ltd.	24,175	577
	Woolworths Holdings Ltd.	104,663	538
	RMB Holdings Ltd.	72,986	458
	Netcare Ltd.	177,081	441
	Foschini Group Ltd.	22,995	396
	SPAR Group Ltd.	22,485	381
	Truworths International Ltd.	45,967	376
	NEPI Rockcastle plc	33,696	371
	Life Healthcare Group
	Holdings Ltd.	154,262	364
	Imperial Holdings Ltd.	18,373	353
	AVI Ltd.	35,818	328
	Exxaro Resources Ltd.	26,191	232
	Rand Merchant Investment
	Holdings Ltd.	68,857	228
	Investec Ltd.	28,706	226
	Coronation Fund
	Managers Ltd.	31,840	189
	Telkom SA SOC Ltd.	36,181	165
	MMI Holdings Ltd.	88,743	158
	Santam Ltd.	5,630	144
*	Sibanye Gold Ltd.	156,393	137
	Tsogo Sun Holdings Ltd.	69,630	127
	JSE Ltd.	6,522	102
	Tongaat Hulett Ltd.	13,671	99
	Liberty Holdings Ltd.	9,172	98
	MAS Real Estate Inc.	48,064	90
	Kumba Iron Ore Ltd.	4,187	90
	AECI Ltd.	8,576	81
	Reunert Ltd.	12,279	77
	Assore Ltd.	2,897	72
	African Rainbow Minerals
	Ltd.	7,740	63
	Bidvest Group Ltd.	518	10
	Mr Price Group Ltd.	373	8
	Oceana Group Ltd.	956	6
	Barloworld Ltd.	374	5
			18,129

South Korea (1.3%)
	Samsung Electronics Co.
	Ltd. Preference Shares	89,400	3,555
	Shinhan Financial Group
	Co. Ltd.	48,540	2,161
	Hana Financial Group Inc.	31,548	1,402
	SK Innovation Co. Ltd.	6,484	1,188
	KT&G Corp.	11,731	1,073
	Woori Bank	54,397	812
	Korea Electric Power Corp.
	ADR	34,806	605
	SK Telecom Co. Ltd. ADR	22,340	531
	Coway Co. Ltd.	5,746	470
	Industrial Bank of Korea	29,317	460
	S-Oil Corp.	4,376	449
	Korea Electric Power Corp.	10,962	383
	DB Insurance Co. Ltd.	5,516	324
	LG Uplus Corp.	24,903	285
	Hyosung Corp.	2,318	284
	Kangwon Land Inc.	10,500	283
	Hyundai Marine & Fire
	Insurance Co. Ltd.	6,085	217
	NH Investment & Securities
	Co. Ltd.	13,685	198
	DGB Financial Group Inc.	14,680	164
	Doosan Corp.	1,037	117
	Cheil Worldwide Inc.	6,277	112
	Samsung Card Co. Ltd.	2,688	94
	Hite Jinro Co. Ltd.	3,169	64
	BGF Co. Ltd.	4,008	47
			15,278
Spain (3.6%)
^	Banco Santander SA	1,697,805	10,969
	Banco Bilbao Vizcaya
	Argentaria SA	708,427	5,733
	Telefonica SA	488,062	4,974
	Iberdrola SA	609,819	4,711
	Repsol SA	126,358	2,411
	CaixaBank SA	378,829	1,842
	Abertis Infraestructuras
	SA	67,335	1,485
^	Banco de Sabadell SA	584,345	1,144
	ACS Actividades de
	Construccion y Servicios
	SA	26,643	1,123
	Ferrovial SA	50,735	1,084
	Red Electrica Corp. SA	45,455	947
	Gas Natural SDG SA	33,515	845
	Endesa SA	34,338	801
	Bankinter SA	73,688	770
	Enagas SA	25,036	728
	Bankia SA	129,562	568

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Mapfre SA	105,009	364
	Distribuidora Internacional
	de Alimentacion SA	67,076	311
	Acciona SA	2,773	232
^	Mediaset Espana
	Comunicacion SA	20,585	197
^	Zardoya Otis SA	18,336	187
	Acerinox SA	12,189	171
			41,597
Sweden (1.5%)
	Nordea Bank AB	340,076	3,459
	Swedbank AB Class A	112,952	2,454
	Investor AB Class B	47,486	2,067
^	Hennes & Mauritz AB
	Class B	102,042	1,754
	Svenska Handelsbanken
	AB Class A	155,328	1,732
	Skandinaviska Enskilda
	Banken AB Class A	153,327	1,439
	Telia Co. AB	291,868	1,437
	SKF AB	40,176	813
	Skanska AB Class B	38,731	754
	Tele2 AB	36,745	476
^	ICA Gruppen AB	8,370	260
	Svenska Handelsbanken
	AB Class B	2,289	27
	Industrivarden AB	964	20
	Swedish Match AB	258	12
	Kinnevik AB	321	12
	Industrivarden AB Class A	390	9
			16,725
Switzerland (8.4%)
	Nestle SA	331,674	25,695
	Novartis AG	232,460	17,894
	Roche Holding AG	75,728	16,826
	UBS Group AG	371,911	6,243
	Zurich Insurance Group AG	16,074	5,135
	ABB Ltd.	203,989	4,756
	Credit Suisse Group AG	270,144	4,556
	Swiss Re AG	32,187	3,066
	LafargeHolcim Ltd.	50,931	2,829
	Swiss Life Holding AG	3,797	1,328
	SGS SA	537	1,304
	Adecco Group AG	18,023	1,194
	Swisscom AG	2,252	1,080
	Kuehne & Nagel
	International AG	5,308	826
	Baloise Holding AG	5,181	821
	Swiss Prime Site AG	7,825	733
	Helvetia Holding AG	781	464
	PSP Swiss Property AG	4,685	438
	Roche Holding AG (Bearer)	1,448	330
	Pargesa Holding SA	3,167	296
	Banque Cantonale Vaudoise	293	234
			96,048

Taiwan (4.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	2,568,400	19,564
Hon Hai Precision
Industry Co. Ltd.	1,607,000	4,470
MediaTek Inc.	159,000	1,808
Formosa Plastics Corp.	510,879	1,793
Nan Ya Plastics Corp.	599,000	1,641
Cathay Financial Holding
Co. Ltd.	827,908	1,485
CTBC Financial Holding
Co. Ltd.	1,926,120	1,374
Fubon Financial Holding
Co. Ltd.	780,000	1,335
Formosa Chemicals &
Fibre Corp.	358,000	1,315
Uni-President Enterprises
Corp.	499,000	1,201
China Steel Corp.	1,411,000	1,117
Chunghwa Telecom Co.
Ltd. ADR	29,063	1,104
Mega Financial Holding
Co. Ltd.	1,163,000	1,027
Catcher Technology Co.
Ltd.	83,000	921
Delta Electronics Inc.	225,400	817
Asustek Computer Inc.	78,996	738
First Financial Holding Co.
Ltd.	1,037,453	713
Taiwan Mobile Co. Ltd.	176,000	650
Taiwan Cooperative
Financial Holding Co.
Ltd.	1,017,000	591
United Microelectronics
Corp. ADR	221,027	590
President Chain Store Corp. 58,000		570
Formosa Petrochemical
Corp.	139,000	567
Yuanta Financial Holding
Co. Ltd.	1,186,000	566
Taiwan Cement Corp.	396,000	544
Hua Nan Financial
Holdings Co. Ltd.	867,274	525
Quanta Computer Inc.	271,000	493
Taishin Financial Holding
Co. Ltd.	1,003,734	488
Far EasTone
Telecommunications
Co. Ltd.	179,000	474
Pegatron Corp.	202,000	471
Far Eastern New Century
Corp.	473,000	451
^ AU Optronics Corp. ADR	101,600	404
SinoPac Financial Holdings
Co. Ltd.	1,093,374	393

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Globalwafers Co. Ltd.	23,000	371
Chunghwa Telecom Co.
Ltd.	97,000	369
Cheng Shin Rubber
Industry Co. Ltd.	226,994	366
Pou Chen Corp.	281,000	351
Foxconn Technology
Co. Ltd.	128,190	318
Compal Electronics Inc.	465,000	303
Lite-On Technology Corp.	219,194	289
Novatek Microelectronics
Corp.	66,000	277
Inventec Corp.	336,994	255
Wistron Corp.	301,793	240
Asia Cement Corp.	224,000	239
Eclat Textile Co. Ltd.	19,200	232
Nanya Technology Corp.	71,000	221
Vanguard International
Semiconductor Corp.	100,000	203
ASE Industrial Holding Co.
Ltd.	72,171	196
Realtek Semiconductor
Corp.	51,000	193
Synnex Technology
International Corp.	129,000	185
Feng TAY Enterprise Co.
Ltd.	40,000	181
Teco Electric and
Machinery Co. Ltd.	211,000	171
Formosa Taffeta Co. Ltd.	130,000	147
Feng Hsin Steel Co. Ltd.	57,000	115
Chicony Electronics Co. Ltd.	42,160	104
United Microelectronics
Corp.	166,000	90
Taiwan Secom Co. Ltd.	16,000	48
Transcend Information Inc.	16,000	45
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	232	9
		55,718
Thailand (0.9%)
PTT PCL	1,573,000	2,806
Siam Cement PCL NVDR	81,800	1,210
Siam Commercial Bank
PCL (Local)	225,900	936
Advanced Info Service
PCL (Local)	119,860	789
PTT Global Chemical
PCL	219,099	677
PTT Exploration and
Production PCL (Local)	148,900	631
Krung Thai Bank PCL	721,900	415
Charoen Pokphand Foods
PCL	530,300	409

	Intouch Holdings PCL	203,100	369
	Thai Oil PCL	112,700	335
	Bangkok Bank PCL
	(Foreign)	50,100	319
	Banpu PCL (Local)	433,050	264
	IRPC PCL	1,037,800	231
	Electricity Generating
	PCL	29,197	206
	Thai Union Group PCL	280,600	160
	Land & Houses PCL
	NVDR	436,600	152
	Ratchaburi Electricity
	Generating Holding PCL
	(Local)	86,400	143
	Siam Commercial Bank
	PCL	30,700	127
	Siam Cement PCL
	(Foreign)	6,350	94
	Land & Houses PCL	265,200	92
	Glow Energy PCL	29,300	80
	Delta Electronics
	Thailand PCL	33,500	71
	BEC World PCL	108,100	35
	Siam City Cement PCL
	(Local)	4,200	33
	Banpu PCL	47,250	29
	Siam Cement PCL	1,800	27
	Intouch Holdings PCL
	NVDR	10,800	20
	Siam City Cement PCL
	(Foreign)	532	4
			10,664
Turkey (0.3%)
	Turkiye Garanti Bankasi
	AS	221,324	501
	Akbank Turk AS	217,877	453
	Turkcell Iletisim Hizmetleri
	AS	116,566	401
*	Eregli Demir ve Celik
	Fabrikalari TAS	157,902	394
	Tupras Turkiye Petrol
	Rafinerileri AS	14,055	359
	Turkiye Is Bankasi AS	151,496	230
*	Petkim Petrokimya
	Holding AS	72,233	128
	Turkiye Halk Bankasi AS	61,504	126
	Arcelik AS	17,819	79
	Ford Otomotiv Sanayi AS	5,624	77
	TAV Havalimanlari Holding
	AS	14,218	77
	Turkiye Sise ve Cam
	Fabrikalari AS	65,366	73
	Tofas Turk Otomobil
	Fabrikasi AS	9,405	58

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Soda Sanayii AS	41,104	49
	Enka Insaat ve Sanayi AS	38,665	47
	Aygaz AS	2,512	8
	Turk Traktor ve Ziraat
	Makineleri AS	513	8
			3,068
United Arab Emirates (0.6%)
	First Abu Dhabi Bank
	PJSC	1,162,891	3,920
	Emirates
	Telecommunications
	Group Co. PJSC	194,867	908
	Emaar Properties PJSC	502,461	790
	Abu Dhabi Commercial
	Bank PJSC	221,074	422
	Dubai Islamic Bank PJSC	114,011	171
	Aldar Properties PJSC	292,844	167
*	Emaar Malls PJSC	276,536	167
*	DAMAC Properties Dubai
	Co. PJSC	131,955	99
	Air Arabia PJSC	215,052	71
	Dubai Investments PJSC	110,264	57
	Al Waha Capital PJSC	92,657	45
	Dubai Financial Market
	PJSC	61,957	17
			6,834
United Kingdom (17.1%)
	HSBC Holdings plc	2,145,971	21,365
	Royal Dutch Shell plc
	Class A	543,749	18,918
	BP plc	2,055,124	15,265
	British American
	Tobacco plc	240,396	13,185
	Royal Dutch Shell plc
	Class B	351,664	12,554
	GlaxoSmithKline plc	516,334	10,356
	AstraZeneca plc	135,567	9,490
	Vodafone Group plc	2,848,035	8,311
	Unilever plc	123,944	6,952
	Rio Tinto plc	125,556	6,844
	Lloyds Banking Group
	plc	7,646,130	6,782
	Glencore plc	1,240,447	5,975
	BHP Billiton plc	220,844	4,709
	National Grid plc	366,656	4,242
	Imperial Brands plc	101,521	3,632
	Aviva plc	429,467	3,120
	BT Group plc	901,087	3,093
	BAE Systems plc	342,620	2,875
	Anglo American plc	105,478	2,482
	Legal & General Group
	plc	629,071	2,330

WPP plc	129,585	2,224
SSE plc	108,469	2,059
Standard Life Aberdeen
plc	289,397	1,448
Centrica plc	585,293	1,235
Persimmon plc	32,729	1,223
Next plc	14,525	1,049
TUI AG	46,044	1,041
RSA Insurance Group plc	111,227	1,004
International Consolidated
Airlines Group SA	111,935	968
Kingfisher plc	231,408	965
Taylor Wimpey plc	358,485	944
St. James’s Place plc	54,728	853
ITV plc	395,046	822
Micro Focus International
plc	47,156	813
Barratt Developments plc	104,460	801
Royal Mail plc	99,070	790
Randgold Resources Ltd.	9,586	777
Direct Line Insurance
Group plc	151,224	777
DS Smith plc	106,865	766
Berkeley Group Holdings
plc	13,103	734
United Utilities Group plc	71,627	730
J Sainsbury plc	171,961	730
Marks & Spencer Group
plc	174,686	691
Severn Trent plc	25,858	689
G4S plc	177,786	632
Bellway plc	13,507	615
Admiral Group plc	20,888	572
Babcock International
Group plc	55,854	564
John Wood Group plc	71,188	555
Investec plc	69,494	550
Meggitt plc	84,655	548
easyJet plc	23,185	505
Travis Perkins plc	28,170	491
RPC Group plc	44,452	482
Inchcape plc	47,045	470
IMI plc	30,551	458
Pennon Group plc	45,074	428
Tate & Lyle plc	53,682	424
William Hill plc	95,739	385
Polymetal International plc	32,282	324
Evraz plc	49,279	310
Dixons Carphone plc	109,277	305
Inmarsat plc	51,799	268
British American Tobacco
plc ADR	4,220	230

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Ashmore Group plc	35,025	198
Sky plc	1,358	26
Old Mutual plc	6,234	21
Pearson plc	826	9
		195,983
United States (0.1%)
ASE Industrial Holding Co.
Ltd. ADR	147,560	807
Grupo Aval Acciones y
Valores SA ADR	7,552	67
		874
Total Common Stocks
(Cost $1,074,314)		1,136,416
Preferred Stock (0.0%)
Vedanta Ltd. Pfd., 7.500%,
10/28/18 (Cost $0)	100	—
Temporary Cash Investments (4.3%)[1]
Money Market Fund (4.1%)
[3,4] Vanguard Market Liquidity
Fund, 1.886%	468,775	46,877

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.2%)
5	United States Treasury Bill,
	1.446%, 5/31/18	1,150	1,148
	United States Treasury Bill,
	1.783%, 6/21/18	500	499
5	United States Treasury Bill,
	1.890%, 8/9/18	1,000	995
			2,642
Total Temporary Cash Investments
(Cost $49,515)			49,519
Total Investments (103.7%)
(Cost $1,123,829)			1,185,935

Amount
($000)
Other Assets and Liabilities (-3.7%)
Other Assets
Investment in Vanguard	59
Receivables for Accrued Income	4,627
Receivables for Capital Shares Issued	230
Variation Margin Receivable—Futures Contracts 26
Unrealized Appreciation—Forward Currency
Contracts	651
Other Assets	1,221
Total Other Assets	6,814
Liabilities
Payables for Investment Securities
Purchased	(544)
Collateral for Securities on Loan	(46,864)
Payables for Capital Shares Redeemed	(74)
Payables to Vanguard	(214)
Variation Margin Payable—Futures Contracts	(16)
Unrealized Depreciation—Forward Currency
Contracts	(1,089)
Total Liabilities	(48,801)
Net Assets (100%)	1,143,948

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,075,591
Undistributed Net Investment Income	6,755
Accumulated Net Realized Losses	(109)
Unrealized Appreciation (Depreciation)
Investment Securities	62,106
Futures Contracts	102
Forward Currency Contracts	(438)
Foreign Currencies	(59)
Net Assets	1,143,948

International High Dividend Yield Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 430,460 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,455
Net Asset Value Per Share—
Investor Shares	$26.61

ETF Shares—Net Assets
Applicable to 13,906,180 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	924,482
Net Asset Value Per Share—ETF Shares	$66.48

Amount
($000)
Admiral Shares—Net Assets
Applicable to 6,456,712 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	208,011
Net Asset Value Per Share—
Admiral Shares	$32.22

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $42,456,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 3.7%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate value of these securities was $7,361,000, representing 0.6% of
net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $46,864,000 of collateral received for securities on loan.
5 Securities with a value of $1,255,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

International High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	June 2018	89	3,736	94
MSCI Emerging Market Index	June 2018	34	1,959	(11)
S&P ASX 200 Index	June 2018	12	1,351	19
				102

Unrealized appreciation (depreciation) on open futures contracts, except for S&P ASX 200 Index contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for S&P ASX 200 Index futures contracts is generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
						Appreciation
	Contract
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/20/18	EUR	12,863	USD	16,032	(437)
Bank of America, N.A.	6/20/18	EUR	6,713	USD	8,336	(198)
Barclays Bank plc	6/26/18	AUD	7,706	USD	6,077	(274)
Bank of America, N.A.	6/26/18	AUD	2,835	USD	2,234	(99)
Goldman Sachs International	6/20/18	EUR	1,652	USD	2,043	(40)
Barclays Bank plc	6/20/18	EUR	900	USD	1,123	(32)
Goldman Sachs International	6/26/18	AUD	578	USD	444	(9)
Goldman Sachs International	6/20/18	USD	17,277	EUR	13,946	369
BNP Paribas	6/26/18	USD	4,797	AUD	6,206	123
Bank of America, N.A.	6/20/18	USD	4,480	EUR	3,625	84
Goldman Sachs International	6/26/18	USD	2,024	AUD	2,622	50
Barclays Bank plc	6/20/18	USD	1,807	EUR	1,479	14
Bank of America, N.A.	6/26/18	USD	341	AUD	438	11
						(438)
AUD—Australian dollar.
EUR—Euro.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain
(loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends[1]	19,196
Interest [2]	47
Securities Lending—Net	188
Total Income	19,431
Expenses
The Vanguard Group—Note B
Investment Advisory Services	131
Management and Administrative—Investor Shares	15
Management and Administrative—ETF Shares	995
Management and Administrative—Admiral Shares	247
Marketing and Distribution—Investor Shares	1
Marketing and Distribution—ETF Shares	25
Marketing and Distribution—Admiral Shares	8
Custodian Fees	140
Shareholders’ Reports and Proxy—Investor Shares	2
Shareholders’ Reports and Proxy—ETF Shares	19
Shareholders’ Reports and Proxy—Admiral Shares	6
Total Expenses	1,589
Expenses Paid Indirectly	(21)
Net Expenses	1,568
Net Investment Income	17,863
Realized Net Gain (Loss)
Investment Securities Sold [2]	4,157
Futures Contracts	193
Forward Currency Contracts	138
Foreign Currencies	(30)
Realized Net Gain (Loss)	4,458
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(5,180)
Futures Contracts	(37)
Forward Currency Contracts	(303)
Foreign Currencies	(66)
Change in Unrealized Appreciation (Depreciation)	(5,586)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,735

1 Dividends are net of foreign withholding taxes of $1,883,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $36,000, $2,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,863	16,777
Realized Net Gain (Loss)	4,458	3,108
Change in Unrealized Appreciation (Depreciation)	(5,586)	62,498
Net Increase (Decrease) in Net Assets Resulting from Operations	16,735	82,383
Distributions
Net Investment Income
Investor Shares	(121)	(223)
ETF Shares	(9,972)	(11,765)
Admiral Shares	(2,445)	(3,905)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(12,538)	(15,893)
Capital Share Transactions
Investor Shares	2,551	4,675
ETF Shares	324,310	434,547
Admiral Shares	38,755	64,830
Net Increase (Decrease) from Capital Share Transactions	365,616	504,052
Total Increase (Decrease)	369,813	570,542
Net Assets
Beginning of Period	774,135	203,593
End of Period[1]	1,143,948	774,135
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,755,000 and $1,465,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Investor Shares
	Six Months	Year	Feb. 25,
	Ended	Ended	2016[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$26.29	$22.24	$20.00
Investment Operations
Net Investment Income[2]	.467	.947	.578
Net Realized and Unrealized Gain (Loss) on Investments [3]	.181	3.865	2.059
Total from Investment Operations	.648	4.812	2.637
Distributions
Dividends from Net Investment Income	(. 328)	(.762)	(. 397)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 328)	(.762)	(. 397)
Net Asset Value, End of Period	$26.61	$26.29	$22.24

Total Return[4]	2.49% [5]	21.92%[5]	13.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11	$9	$3
Ratio of Total Expenses to Average Net Assets	0.42%	0.42%	0.42%[6,7]
Ratio of Net Investment Income to Average Net Assets	3.45%	3.63%	3.55%[6]
Portfolio Turnover Rate [8]	11%	8%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.73%. The expense reimbursement was due to higher than anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.
8 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	Feb. 25,
	Ended	Ended	2016[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$65.69	$55.61	$50.00
Investment Operations
Net Investment Income[2]	1.223	2.329	1.323
Net Realized and Unrealized Gain (Loss) on Investments [3]	.424	9.763	5.305
Total from Investment Operations	1.647	12.092	6.628
Distributions
Dividends from Net Investment Income	(.857)	(2.012)	(1.018)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.857)	(2.012)	(1.018)
Net Asset Value, End of Period	$66.48	$65.69	$55.61

Total Return	2.52%	22.03%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$924	$598	$117
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%	0.32%[4,5]
Ratio of Net Investment Income to Average Net Assets	3.55%	3.73%	3.65%[4]
Portfolio Turnover Rate [6]	11%	8%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.04 for 2017.
4 Annualized.
5 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher than anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year	March 2,
	Ended	Ended	2016[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$31.83	$26.92	$25.00
Investment Operations
Net Investment Income[2]	.575	1.114	.597
Net Realized and Unrealized Gain (Loss) on Investments [3]	.228	4.743	1.817
Total from Investment Operations	.803	5.857	2.414
Distributions
Dividends from Net Investment Income	(. 413)	(. 947)	(. 494)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 413)	(. 947)	(. 494)
Net Asset Value, End of Period	$32.22	$31.83	$26.92

Total Return[4]	2.55% [5]	22.04% [5]	9.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$168	$84
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%	0.32%[6,7]
Ratio of Net Investment Income to Average Net Assets	3.55%	3.73%	3.65%[6]
Portfolio Turnover Rate [8]	11%	8%	6%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher than anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.
8 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty

International High Dividend Yield Index Fund

risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

International High Dividend Yield Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International High Dividend Yield Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $59,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2018, custodian fee offset arrangements reduced the fund’s expenses by $21,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	113,387	1,023,029	—
Preferred Stocks	—	—	—
Temporary Cash Investments	46,877	2,642	—
Futures Contracts—Assets[1]	26	—	—
Futures Contracts—Liabilities[1]	(16)	—	—
Forward Currency Contracts—Assets	—	651	—
Forward Currency Contracts—Liabilities	—	(1,089)	—
Total	160,274	1,025,233	—
1 Represents variation margin on the last day of the reporting period.

International High Dividend Yield Index Fund

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $15,249,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At April 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	26	—	26
Unrealized Appreciation—Forward Currency Contracts	—	651	651
Total Assets	26	651	677
Variation Margin Payable—Futures Contracts	(16)	—	(16)
Unrealized Depreciation—Forward Currency Contracts	—	(1,089)	(1,089)
Total Liabilities	(16)	(1,089)	(1,105)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	193	—	193
Forward Currency Contracts	—	138	138
Realized Net Gain (Loss) on Derivatives	193	138	331

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(37)	—	(37)
Forward Currency Contracts	—	(303)	(303)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(37)	(303)	(340)

International High Dividend Yield Index Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2018, the fund realized $4,077,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $552,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2018, the cost of investment securities for tax purposes was $1,124,839,000. Net unrealized appreciation of investment securities for tax purposes was $61,096,000, consisting of unrealized gains of $93,281,000 on securities that had risen in value since their purchase and $32,185,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2018, the fund purchased $464,119,000 of investment securities and sold $92,244,000 of investment securities, other than temporary cash investments. Purchases and sales include $282,567,000 and $22,266,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International High Dividend Yield Index Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2018		October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	5,432	202	13,201	550
Issued in Lieu of Cash Distributions	112	4	208	8
Redeemed [2]	(2,993)	(112)	(8,734)	(355)
Net Increase (Decrease)—Investor Shares	2,551	94	4,675	203
ETF Shares
Issued[1]	351,158	5,207	452,772	7,299
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed [2]	(26,848)	(400)	(18,225)	(300)
Net Increase (Decrease)—ETF Shares	324,310	4,807	434,547	6,999
Admiral Shares
Issued[1]	56,921	1,748	95,890	3,234
Issued in Lieu of Cash Distributions	2,071	65	3,367	112
Redeemed [2]	(20,237)	(623)	(34,427)	(1,195)
Net Increase (Decrease)—Admiral Shares	38,755	1,190	64,830	2,151
1 Includes purchase fees for fiscal 2018 and 2017 of $153,000 and $265,000, respectively (fund totals).
2 Net of redemption fees for fiscal 2018 and 2017 of $52,000 and $24,000, respectively (fund totals).

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,023.03	$1.76
ETF Shares	1,000.00	1,023.66	1.25
Admiral Shares	1,000.00	1,023.83	1.25
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,024.91	$2.11
ETF Shares	1,000.00	1,025.25	1.61
Admiral Shares	1,000.00	1,025.49	1.61
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,023.06	$1.76
ETF Shares	1,000.00	1,023.55	1.25
Admiral Shares	1,000.00	1,023.55	1.25
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,022.71	$2.11
ETF Shares	1,000.00	1,023.21	1.61
Admiral Shares	1,000.00	1,023.21	1.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for
Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for
Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund has renewed the funds’ investment advisory arrangements with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inceptions in 2016 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory expenses were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
“Dividend Achievers” is a trademark of The NASDAQ
Text Telephone for People	OMX Group, Inc. (collectively, with its affiliates
Who Are Deaf or Hard of Hearing > 800-749-7273	“NASDAQ OMX”), and has been licensed for use by The
This material may be used in conjunction	Vanguard Group, Inc. Vanguard mutual funds are not
sponsored, endorsed, sold, or promoted by NASDAQ
with the offering of shares of any Vanguard	OMX and NASDAQ OMX makes no representation
fund only if preceded or accompanied by	regarding the advisability of investing in the funds.
the fund’s current prospectus.	NASDAQ OMX makes no warranties and bears no
liability with respect to the Vanguard mutual funds.
All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless	London Stock Exchange Group companies include FTSE
otherwise noted.	International Limited (”FTSE”), Frank Russell Company
(”Russell”), MTS Next Limited (”MTS”), and FTSE TMX
You can obtain a free copy of Vanguard’s proxy voting	Global Debt Capital Markets Inc. (”FTSE TMX”). All
guidelines by visiting vanguard.com/proxyreporting or by	rights reserved. ”FTSE®”, ”Russell®”, ”MTS®”, ”FTSE
calling Vanguard at 800-662-2739. The guidelines are	TMX®” and ”FTSE Russell” and other service marks
also available from the SEC’s website, sec.gov. In	and trademarks related to the FTSE or Russell indexes
addition, you may obtain a free report on how your fund	are trademarks of the London Stock Exchange Group
voted the proxies for securities it owned during the 12	companies and are used by FTSE, MTS, FTSE TMX and
months ended June 30. To get the report, visit either	Russell under licence. All information is provided for
vanguard.com/proxyreporting or sec.gov.	information purposes only. No responsibility or liability
You can review and copy information about your fund at	can be accepted by the London Stock Exchange Group
the SEC’s Public Reference Room in Washington, D.C. To	companies nor its licensors for any errors or for any
find out more about this public service, call the SEC at	loss from use of this publication. Neither the London
202-551-8090. Information about your fund is also	Stock Exchange Group companies nor any of its
available on the SEC’s website, and you can receive	licensors make any claim, prediction, warranty or
copies of this information, for a fee, by sending a	representation whatsoever, expressly or impliedly,
request in either of two ways: via email addressed to	either as to the results to be obtained from the use of
publicinfo@sec.gov or via regular mail addressed to the	the FTSE Indexes or the fitness or suitability of the
Public Reference Section, Securities and Exchange	Indexes for any particular purpose to which they might
Commission, Washington, DC 20549-1520.	be put.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q20152 062018